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                                                                    EXHIBIT 10.1

                          AGREEMENT AND PLAN OF MERGER

                           DATED AS OF JUNE 15, 1999

                                  BY AND AMONG

                           STARWOOD FINANCIAL TRUST,

                              ST MERGER SUB, INC.

                                      AND

                      TRINET CORPORATE REALTY TRUST, INC.
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                               TABLE OF CONTENTS

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
ARTICLE I                  THE MERGER.........................................................................          2

             Section 1.1.      The Merger.....................................................................          2

             Section 1.2.      Closing........................................................................          2

             Section 1.3.      Effective Time.................................................................          3

             Section 1.4.      Charter and Bylaws.............................................................          3

             Section 1.5.      Directors......................................................................          3

             Section 1.6.      Officers.......................................................................          3

             Section 1.7.      Election Not to Proceed With Incorporation Merger..............................          3

ARTICLE II                 EFFECTS OF THE MERGER; EXCHANGE OF CERTIFICATES....................................          4

             Section 2.1.      Effect on Stock................................................................          4

                      (a)      Stock Owned by TriNet or Its Subsidiaries......................................          4

                      (b)      Conversion of TriNet Stock into New Starwood Stock.............................          4

                      (c)      Shares of New Starwood and Starwood Sub Stock..................................          5

             Section 2.2.      Exchange of Certificates.......................................................          5

                      (a)      Exchange Agent.................................................................          5

                      (b)      Starwood to Provide Merger Consideration.......................................          5

                      (c)      Exchange Procedure.............................................................          5

                      (d)      Record Dates; Distributions with Respect to Unexchanged Shares.................          6

                      (e)      No Further Ownership Rights in TriNet Capital Stock............................          6

                      (f)      Unclaimed Merger Consideration.................................................          7

                      (g)      No Fractional Shares...........................................................          7

                      (h)      Withholding....................................................................          7

                      (i)      No Dissenters' Rights..........................................................          8

                      (j)      Adjustments to Prevent Dilution................................................          8

ARTICLE III                REPRESENTATIONS AND WARRANTIES.....................................................          8

             Section 3.1.      Representations and Warranties of TriNet.......................................          8

                      (a)      Organization, Standing and Corporate Power of TriNet...........................          8

                      (b)      TriNet Subsidiaries; Interests in Other Persons................................          8

                      (c)      Capital Structure..............................................................          9

                      (d)      Authority; Noncontravention; Consents..........................................         10

                      (e)      SEC Documents; Financial Statements; Undisclosed Liabilities...................         11

                      (f)      Absence of Certain Changes or Events...........................................         11

                      (g)      Litigation.....................................................................         12

                      (h)      Absence of Changes in Benefit Plans; ERISA Compliance..........................         12

                      (i)      Taxes..........................................................................         13

                      (j)      No Loans or Payments to Employees, Officers or Directors.......................         14
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                                       i
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                      (k)      Brokers; Schedule of Fees and Expenses.........................................         15

                      (l)      Compliance with Laws...........................................................         15

                      (m)      Contracts; Debt Instruments....................................................         15

                      (n)      Environmental Matters..........................................................         16

                      (o)      TriNet Properties..............................................................         16

                      (p)      Opinion of Financial Advisor...................................................         18

                      (q)      State Takeover Statutes; Rights Agreement......................................         19

                      (r)      Investment Company Act of 1940.................................................         19

                      (s)      Proxy Statement and Registration Statement.....................................         19

                      (t)      Vote Required..................................................................         19

                      (u)      Year 2000 Issues...............................................................         19

             Section 3.2.      Representations and Warranties of Starwood and Starwood Sub....................         20

                      (a)      Organization, Standing and Corporate Power of Starwood.........................         20

                      (b)      Starwood Subsidiaries; Interests in Other Persons..............................         20

                      (c)      Capital Structure..............................................................         22

                      (d)      Authority; Noncontravention; Consents..........................................         23

                      (e)      SEC Documents; Financial Statements; Undisclosed Liabilities...................         24

                      (f)      Absence of Certain Changes or Events...........................................         25

                      (g)      Litigation.....................................................................         25

                      (h)      Absence of Changes in Benefit Plans; ERISA Compliance..........................         26

                      (i)      Taxes..........................................................................         27

                      (j)      No Loans or Payments to Employees, Officers or Directors.......................         27

                      (k)      Brokers; Schedule of Fees and Expenses.........................................         28

                      (l)      Compliance with Laws...........................................................         28

                      (m)      Contracts; Debt Instruments....................................................         28

                      (n)      Environmental Matters..........................................................         29

                      (o)      Starwood Properties............................................................         29

                      (p)      Opinion of Financial Advisor...................................................         31

                      (q)      State Takeover Statutes........................................................         31

                      (r)      1940 Act.......................................................................         31

                      (s)      Proxy Statement and Registration Statement.....................................         31

                      (t)      Vote Required..................................................................         32

                      (u)      Year 2000 Issues...............................................................         32

                      (v)      Operations of Starwood Sub and New Starwood....................................         32

                      (w)      No Ownership of TriNet Stock...................................................         32

ARTICLE IV                 COVENANTS..........................................................................         32

             Section 4.1.      Conduct of Business by TriNet..................................................         32
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             Section 4.2.      Conduct of Business by Starwood................................................         35

             Section 4.3.      Other Actions..................................................................         37

ARTICLE V                  ADDITIONAL COVENANTS...............................................................         38

                               Preparation of the Registration Statement and the Proxy Statement;
             Section 5.1.        Shareholders' Meetings; Consents.............................................         38

             Section 5.2.      Access to Information; Confidentiality.........................................         39

             Section 5.3.      Commercially Reasonable Efforts; Notification..................................         39

             Section 5.4.      Affiliates.....................................................................         40

             Section 5.5.      Tax Treatment..................................................................         40

             Section 5.6.      No Solicitation of Transactions................................................         40

             Section 5.7.      Public Announcements...........................................................         41

             Section 5.8.      AMEX De-Listing; NYSE Listing..................................................         42

             Section 5.9.      Letters of Accountants.........................................................         42

            Section 5.10.      Transfer and Gains Taxes; Shareholder Demand Letters...........................         42

            Section 5.11.      Benefit Plans and Other Employee Arrangements..................................         42

                      (a)      Benefit Plans..................................................................         42

                      (b)      Stock Incentive Plans..........................................................         43

            Section 5.12.      Indemnification; Directors' and Officers' Insurance............................         44

            Section 5.13.      The TriNet Rights Plan.........................................................         46

            Section 5.14.      Coordination of Dividends......................................................         46

            Section 5.15.      [Intentionally deleted.].......................................................         46

            Section 5.16.      Environmental Reports..........................................................         46

ARTICLE VI                 CONDITIONS PRECEDENT...............................................................         46

             Section 6.1.      Conditions to Each Party's Obligation to Effect the Merger.....................         46

                      (a)      Shareholder Approvals..........................................................         46

                      (b)      Listing of Shares..............................................................         46

                      (c)      Registration Statement.........................................................         47

                      (d)      No Injunctions or Restraints...................................................         47

                      (e)      Incorporation Merger and Advisor Transaction...................................         47

             Section 6.2.      Conditions to Obligations of Starwood..........................................         47

                      (a)      Representations and Warranties.................................................         47

                      (b)      Performance of Obligations of TriNet...........................................         47

                      (c)      Material Adverse Effect........................................................         47

                      (d)      Opinions Relating to REIT Status...............................................         48

                      (e)      Other Tax Opinion..............................................................         48

                      (f)      Consents.......................................................................         48

             Section 6.3.      Conditions to Obligation of TriNet.............................................         48

                      (a)      Representations and Warranties.................................................         48
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                      (b)      Performance of Obligations of Starwood.........................................         48

                      (c)      Material Adverse Effect........................................................         48

                      (d)      Opinions Relating to REIT and Partnership Status...............................         48

                      (e)      Other Tax Opinion..............................................................         49

                      (f)      Consents.......................................................................         49

                      (g)      Incorporation Merger Representations...........................................         49

                      (h)      Advisor Transaction Representations............................................         49

                      (i)      Lock-Up Agreements; Stockholders' Agreement....................................         49

                      (j)      Election of REIT Status........................................................         49

ARTICLE VII                BOARD ACTIONS......................................................................         50

             Section 7.1.      Board Actions..................................................................         50

             Section 7.2.      TriNet Subsidiary Boards.......................................................         50

ARTICLE VIII               TERMINATION, AMENDMENT AND WAIVER..................................................         50

             Section 8.1.      Termination....................................................................         50

             Section 8.2.      Expenses.......................................................................         52

             Section 8.3.      Effect of Termination..........................................................         55

             Section 8.4.      Amendment......................................................................         55

             Section 8.5.      Extension; Waiver..............................................................         55

ARTICLE IX                 GENERAL PROVISIONS.................................................................         56

             Section 9.1.      Survival.......................................................................         56

             Section 9.2.      Notices........................................................................         56

             Section 9.3.      Interpretation.................................................................         56

             Section 9.4.      Counterparts...................................................................         57

             Section 9.5.      Entire Agreement; No Third-Party Beneficiaries.................................         57

             Section 9.6.      GOVERNING LAW..................................................................         57

             Section 9.7.      Assignment.....................................................................         57

             Section 9.8.      Enforcement....................................................................         57

             Section 9.9.      Exhibits; Disclosure Letters...................................................         57

ARTICLE X                  CERTAIN DEFINITIONS................................................................         58

            Section 10.1.      Certain Definitions............................................................         58

1940 Act......................................................................................................         19

Additional Acceleration Event.................................................................................         37

Advisor Affiliate Lock-Up Agreement...........................................................................          2

Advisor Transaction...........................................................................................          1

Advisor Transaction Agreement.................................................................................          1

affiliate.....................................................................................................         58

Agreement.....................................................................................................          1
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AMEX.....................................................................................................         42

Ancillary Agreements.....................................................................................         58

Base Amount..............................................................................................     52, 54

Bear, Stearns............................................................................................         28

Bylaws...................................................................................................          3

Certificate..............................................................................................          4

change of control........................................................................................         58

Charter..................................................................................................          3

Closing..................................................................................................          2

Closing Date.............................................................................................          3

Code.....................................................................................................          1

Confidentiality Agreement................................................................................         39

Defaulted TriNet Lease...................................................................................         47

Effective Time...........................................................................................          3

Employee Plan............................................................................................         58

Environmental Law........................................................................................         16

ERISA....................................................................................................         13

Event of Default.........................................................................................         37

Exchange Act.............................................................................................         11

Exchange Agent...........................................................................................          5

Exchange Ratio...........................................................................................          4

Final TriNet Dividend....................................................................................          6

GAAP.....................................................................................................         11

GECC.....................................................................................................         37

Governmental Entity......................................................................................         10

Greenhill................................................................................................         15

Hazardous Materials......................................................................................         16

Incorporation Merger.....................................................................................          1

Incorporation Merger Agreement...........................................................................          1

indebtedness.............................................................................................         15

Indemnified Liabilities..................................................................................         44

Indemnified Parties......................................................................................         44

Indemnifying Parties.....................................................................................         44

Irrevocable Proxies......................................................................................         52

Knowledge................................................................................................         58

Law......................................................................................................         58

Laws.....................................................................................................         10
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LF Offshore Fund.........................................................................................         23

LF Onshore Fund..........................................................................................         23

LF Securities Purchase Agreement.........................................................................         23

Liens....................................................................................................          8

Lock-Up Agreements.......................................................................................          2

Market Price.............................................................................................     43, 44

Merger...................................................................................................          1

Merger Consideration.....................................................................................          4

MGCL.....................................................................................................          2

New Starwood.............................................................................................          1

New Starwood Articles Supplementary......................................................................          4

New Starwood Board.......................................................................................          3

New Starwood Common Stock................................................................................          1

New Starwood Preferred Stock.............................................................................          4

New Starwood Series B Preferred Stock....................................................................          4

New Starwood Series C Preferred Stock....................................................................          4

New Starwood Series D Preferred Stock....................................................................          4

Offshore Fund Warrant....................................................................................         23

Onshore Fund Warrant.....................................................................................         23

Option Standstill Agreement..............................................................................          2

Optionholder.............................................................................................         43

Person...................................................................................................         58

Proxy Statement..........................................................................................         10

Qualifying Income........................................................................................         52

Registration Statement...................................................................................         10

REIT.....................................................................................................          1

REIT Requirements........................................................................................         52

Rights Agreement.........................................................................................         19

SDAT.....................................................................................................          3

Securities Act...........................................................................................         11

SFA......................................................................................................          1

SFA II...................................................................................................          1

Shareholder Agreement....................................................................................          2

Starwood.................................................................................................          1

Starwood Advisor Transaction Shareholder Approval........................................................         32

Starwood Affiliate Lock-Up Agreement.....................................................................          2

Starwood Benefit Plan....................................................................................         26
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Starwood Break-Up Expenses...............................................................................         53

Starwood Break-Up Fee....................................................................................         52

Starwood Break-Up Fee Tax Opinion........................................................................         52

Starwood Class A Common Shares...........................................................................         22

Starwood Class B Common Shares...........................................................................          1

Starwood CMBS............................................................................................         21

Starwood Competing Transaction...........................................................................         41

Starwood Disclosure Letter...............................................................................         20

Starwood Encumbrances....................................................................................         29

Starwood ERISA Affiliate.................................................................................         26

Starwood Expense Fee Base Amount.........................................................................         53

Starwood Filed SEC Documents.............................................................................         25

Starwood Financial Statement Date........................................................................         25

Starwood Incorporation Merger Shareholder Approval.......................................................         32

Starwood Lease...........................................................................................         30

Starwood Loans...........................................................................................         21

Starwood Material Adverse Effect.........................................................................         20

Starwood Merger Shareholder Approval.....................................................................         32

Starwood Office Space Leases.............................................................................         30

Starwood Pledged Ground Lease............................................................................         21

Starwood Properties......................................................................................         29

Starwood Rent Roll.......................................................................................         31

Starwood SEC Documents...................................................................................         24

Starwood Series A Preferred Shares.......................................................................         22

Starwood Shareholder Approvals...........................................................................         32

Starwood Shareholders Meeting............................................................................         38

Starwood Stock Options...................................................................................         22

Starwood Stock Plan......................................................................................         22

Starwood Sub.............................................................................................          1

Starwood Subsidiary......................................................................................         58

Starwood Tax Protection Agreement........................................................................         28

Starwood Warrants........................................................................................         23

Stock Dividend...........................................................................................          5

Subsidiary...............................................................................................         58

Superior TriNet Competing Transaction....................................................................         50

Surviving Corporation....................................................................................          1

Takeover Statute.........................................................................................         40
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Tax Return...............................................................................................         14

Taxes or Tax.............................................................................................         14

Taxing Authority.........................................................................................         13

Transfer and Gains Taxes.................................................................................         42

TriNet...................................................................................................          1

TriNet Benefit Plan......................................................................................         12

TriNet Break-Up Expenses.................................................................................         54

TriNet Break-Up Fee......................................................................................         54

TriNet Break-Up Fee Tax Opinion..........................................................................         54

TriNet Common Stock......................................................................................          1

TriNet Competing Transaction.............................................................................         41

TriNet Disclosure Letter.................................................................................          8

TriNet Encumbrances......................................................................................         16

TriNet ERISA Affiliate...................................................................................         12

TriNet Expense Fee Base Amount...........................................................................         54

TriNet Filed SEC Documents...............................................................................         11

TriNet Financial Statement Date..........................................................................         11

TriNet Lease.............................................................................................         17

TriNet Managed Subsidiary................................................................................         58

TriNet Management Company Owners.........................................................................          2

TriNet Management Company Stock Purchase Agreement.......................................................          2

TriNet Material Adverse Effect...........................................................................          8

TriNet Non-Managed Subsidiary............................................................................         58

TriNet Office Space Lease................................................................................         17

TriNet Preferred Stock...................................................................................          1

TriNet Properties........................................................................................         16

TriNet Proxy Default.....................................................................................         52

TriNet Rent Roll.........................................................................................         18

TriNet Revolver..........................................................................................         34

TriNet SEC Documents.....................................................................................         11

TriNet Series A Preferred Stock..........................................................................          1

TriNet Series B Preferred Stock..........................................................................          1

TriNet Series C Preferred Stock..........................................................................          1

TriNet Shareholder Approvals.............................................................................         19

TriNet Shareholders Meeting..............................................................................         38

TriNet Stock Options.....................................................................................          9

TriNet Stock Plans.......................................................................................          9
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TriNet Subsidiary........................................................................................         58

TriNet Tax Protection Agreement..........................................................................         15

Year 2000 Ready..........................................................................................         19
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                        INDEX OF EXHIBITS AND SCHEDULES

Schedule A   Starwood shareholders executing Starwood Shareholder Agreement
Schedule B   Starwood shareholders executing Starwood Affiliate Lock-Up Agreements
Schedule C   Persons executing Advisor Affiliate Lock-Up Agreements
Schedule D   Persons Executing Option Standstill Agreements
Schedule E   TriNet Management Company Owners
Schedule F   Directors of New Starwood
Schedule G   Directors of the Surviving Corporation
Schedule H   Officers of New Starwood
Schedule I   Officers of the Surviving Corporation

Exhibit A    Incorporation Merger Agreement
Exhibit B    Advisor Transaction Agreement
Exhibit C    Form of Starwood Shareholder Agreement
Exhibit D    Form of Starwood Affiliate Lock-Up Agreement
Exhibit E    Form of Advisor Affiliate Lock-Up Agreement
Exhibit F    Form of Option Standstill Agreement
Exhibit G    TriNet Management Company Stock Purchase Agreement
Exhibit H    Form of Charter of the Surviving Corporation
Exhibit I    Form of Bylaws of the Surviving Corporation
Exhibit J    Form of Charter of New Starwood
Exhibit K    Form of Bylaws of New Starwood
Exhibit L    Form of Articles Supplementary for each class of New Starwood Preferred Stock
Exhibit M    Form of Katten Muchin & Zavis Tax Opinion
Exhibit N    Form of Mayer, Brown & Platt LLP Tax Opinion
Exhibit O    Form of Rogers & Wells LLP Tax Opinion
Exhibit P    Form of Paul, Weiss, Rifkind, Wharton & Garrison Tax Opinion
Exhibit Q    Form of Affiliate Letter

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AGREEMENT AND PLAN OF MERGER ("AGREEMENT"), dated as of June 15, 1999, by and among STARWOOD FINANCIAL TRUST, a Maryland real estate investment trust ("STARWOOD"), ST MERGER SUB, INC., a Maryland corporation ("STARWOOD SUB"), and TRINET CORPORATE REALTY TRUST, INC., a Maryland corporation ("TRINET").

                                    RECITALS

    A. The Boards of Trustees or Directors, as the case may be, of Starwood, Starwood Sub and TriNet each have determined that it is advisable and in the best interest of their respective companies and shareholders that upon the terms and subject to the conditions set forth in this Agreement, Starwood Sub will merge with and into TriNet, with TriNet being the surviving corporation (the "SURVIVING CORPORATION"), in a merger (the "MERGER") in which each issued and outstanding share of common stock, par value $.01 per share, of TriNet (the "TRINET COMMON STOCK"), each issued and outstanding share of 9 3/8% Series A Cumulative Redeemable Preferred Stock, par value $.01 per share, of TriNet (the "TRINET SERIES A PREFERRED STOCK"), each issued and outstanding share of 9.2% Series B Cumulative Redeemable Preferred Stock, par value $.01 per share, of TriNet (the "TRINET SERIES B PREFERRED STOCK") and each issued and outstanding share of 8% Series C Cumulative Redeemable Preferred Stock, par value $.01 per share, of TriNet (the "TRINET SERIES C PREFERRED STOCK," and together with the TriNet Series A Preferred Stock and the TriNet Series B Preferred Stock, the "TRINET PREFERRED STOCK") will be converted into the applicable Merger Consideration (as defined below).

    B. The parties intend that for federal income tax purposes the Merger will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), and that, following the Merger, Starwood will continue to be subject to taxation as a real estate investment trust (a "REIT") and TriNet will be a qualified REIT subsidiary of Starwood, in each case within the meaning of the Code.

    C. Prior to the consummation of the Merger, Starwood intends to merge with and into Starwood Financial, Inc., a newly formed Maryland corporation ("NEW STARWOOD"), for the purpose of changing Starwood's form from a Maryland real estate investment trust to a Maryland corporation (the "INCORPORATION MERGER"), all in accordance with the terms of the Agreement and Plan of Merger, dated the date hereof, between New Starwood and Starwood, a copy of which is attached as EXHIBIT A hereto (the "INCORPORATION MERGER AGREEMENT"). As part of the Incorporation Merger, the Class B Common Shares of beneficial interest, par value $.01 per share, of Starwood ("STARWOOD CLASS B COMMON SHARES") will be converted into shares of common stock, par value $.001 per share, of New Starwood ("NEW STARWOOD COMMON STOCK") on the basis of 49 Starwood Class B Common Shares for one share of New Starwood Common Stock. Upon consummation of the Incorporation Merger, New Starwood will succeed to all of Starwood's rights, obligations and liabilities under this Agreement.

    D. Contemporaneously with the consummation of the Merger, (i) STW Holdings I, Inc., a Delaware corporation which owns 99.9% of the membership interests of Starwood Advisors II, LLC, a Delaware limited liability company ("SFA II"), which in turn owns 99.9% of the membership interests of Starwood Advisors, LLC, a Delaware limited liability company ("SFA"), will merge with and into a subsidiary of New Starwood, with such subsidiary of New Starwood being the surviving corporation and (ii) Starwood Capital Group, LLC, a Connecticut limited liability company which owns 0.1% of the membership interests of each of SFA and SFA II, will contribute those interests to New Starwood, in accordance with the terms of the Agreement and Plan of Merger and Interest Contribution Agreement, dated the date hereof, a copy of which is attached as EXHIBIT B hereto (the "ADVISOR TRANSACTION AGREEMENT"). The transactions contemplated by the Advisor Agreement are referred to herein as the "ADVISOR TRANSACTION." Upon consummation of the Incorporation Merger, New Starwood will succeed to all of Starwood's rights, obligations and liabilities under the Advisor Transaction Agreement.

    E. Contemporaneously with the execution and delivery of this Agreement, certain holders of Starwood Common Stock named in SCHEDULE A hereto have entered into an agreement with Starwood and TriNet, substantially in the form of EXHIBIT C hereto (the "SHAREHOLDER AGREEMENT"), pursuant to which, among other things, those holders have granted to TriNet irrevocable proxies to vote their shares in favor
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of the Merger, this Agreement, the Incorporation Merger, the Incorporation
Merger Agreement, the Advisor Transaction and the Advisor Transaction Agreement and against any proposal which would compete with the Merger.

    F. Contemporaneously with the execution and delivery of this Agreement, (i) the Persons listed on SCHEDULE B hereto have entered into agreements, each substantially in the form of EXHIBIT D hereto (each a "STARWOOD AFFILIATE LOCK-UP AGREEMENT"), in which such Persons have agreed to certain restrictions on transfers of shares of New Starwood Common Stock by such Persons, (ii) the Persons listed on SCHEDULE C hereto have entered into agreements, each substantially in the form of EXHIBIT E hereto (each an "ADVISOR AFFILIATE LOCK-UP AGREEMENT" and each such agreement together with each Starwood Affiliate Lock-Up Agreement, the "LOCK-UP AGREEMENTS"), in which such Persons agreed to certain restrictions on transfers of shares of New Starwood Common Stock by such Persons and (iii) the Persons listed on SCHEDULE D hereto have entered into agreements, each substantially in the form of EXHIBIT F hereto (each an "OPTION STANDSTILL AGREEMENT") in which such Persons have agreed to certain restrictions on exercises of options to purchase TriNet Common Stock by such Persons.

    G. Contemporaneously with the execution and delivery of this Agreement, the persons named in SCHEDULE E hereto (the "TRINET MANAGEMENT COMPANY OWNERS") have entered into a stock purchase agreement, a copy of which is attached as EXHIBIT G hereto (the "TRINET MANAGEMENT COMPANY STOCK PURCHASE AGREEMENT") pursuant to which the TriNet Management Company Owners have agreed to sell to the purchasers named therein, and such purchasers have agreed to acquire, all of the interests of the TriNet Management Company Owners in TriNet Management Operating Company, Inc.

                                   AGREEMENT

    In consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

                                   THE MERGER

    Section 1.1.  THE MERGER.

    (a) Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as hereinafter defined), Starwood Sub shall be merged with and into TriNet in accordance with the Maryland General Corporation Law (the "MGCL"), whereupon the separate corporate existence of Starwood Sub shall cease and TriNet shall continue as the Surviving Corporation.

    (b) The Merger shall have the effects set forth in the MGCL. Accordingly, from and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities, liabilities and duties of Starwood Sub and TriNet.

    Section 1.2. CLOSING. The closing of the Merger (the "CLOSING") will take place at 10:00 a.m. New York City time on the fifth business day after satisfaction or waiver of the conditions set forth in Article VI (the "CLOSING DATE"), at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, unless another date or place is agreed to in writing by the parties.

    Section 1.3. EFFECTIVE TIME. On the Closing Date, the parties shall execute and file Articles of Merger or other appropriate documents in accordance with the MGCL, and shall make all other filings or recordings required with respect to the Merger under the MGCL. The Merger shall become effective upon acceptance for record of the Articles of Merger by the State Department of Assessments and Taxation of Maryland (the "SDAT") or at such other time or times as may be agreed by Starwood, Starwood Sub and TriNet and specified in the Articles of Merger but not exceeding 30 days after acceptance of the Articles of Merger for record by the SDAT (the time the Merger becomes effective being the "EFFECTIVE TIME"), it

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being understood that the parties shall cause the Effective Time to occur as soon as practicable after the Closing Date.

    Section 1.4. CHARTER AND BYLAWS. The charter and bylaws of Starwood Sub, substantially in the forms set forth in EXHIBITS H and I hereto, shall, by amendment of the charter and bylaws of TriNet in the manner provided by Maryland law, become the charter (the "CHARTER") and bylaws (the "BYLAWS") of the Surviving Corporation upon the Effective Time until further amended in accordance with applicable Maryland law. The charter and bylaws of New Starwood, substantially in the forms set forth in EXHIBITS J and K hereto, shall continue to be in effect as the charter and bylaws of New Starwood as of and after the Effective Time until amended in accordance with Maryland law.

    Section 1.5. DIRECTORS. Immediately following the Effective Time, the Board of Directors of New Starwood (the "NEW STARWOOD BOARD") and certain committees of the New Starwood Board shall consist of the persons named on SCHEDULE F hereto, each of whom shall be a member of the class indicated on SCHEDULE F. Immediately following the Effective Time, the Board of Directors of the Surviving Corporation shall consist of the persons named on SCHEDULE G hereto. If any person referred to in the preceding sentences should for any reason be unable or unwilling to serve, such person's replacement shall be selected before the Effective Time by mutual agreement of Starwood, Starwood Sub and TriNet or after the Effective Time by the New Starwood Board.

    Section 1.6. OFFICERS. The executive officers of New Starwood immediately following the Effective Time shall include the persons named on SCHEDULE H hereto; the executive officers of the Surviving Corporation immediately following the Effective Time shall include the persons named on Schedule I hereto. Each executive officer shall hold the position indicated on SCHEDULES H AND/OR I hereto. If any such person should for any reason be unable or unwilling to serve, such person's replacement shall be selected before the Effective Time by mutual agreement of Starwood, Starwood Sub and TriNet or after the Effective Time by the New Starwood Board.

    Section 1.7.  ELECTION NOT TO PROCEED WITH INCORPORATION
MERGER. Notwithstanding anything in this Agreement to the contrary, if after the date of this Agreement and before the mailing of the Proxy Statement (as defined in Section 3.1(d)) Starwood reasonably determines that the consummation of the Incorporation Merger would have an adverse impact on Starwood, Starwood may elect not to proceed with the Incorporation Merger and Starwood shall provide prompt written notice to TriNet of any such determination. In such event, (i) all references in this Agreement and the exhibits hereto to "New Starwood" shall be deemed to refer to and become references to Starwood and all references to shares of common or preferred stock of New Starwood shall be deemed to refer to and become references to common shares of beneficial interest and preferred shares of beneficial interest of Starwood in each case MUTATIS MUTANDIS and (ii) Starwood shall submit to its shareholders a proposal to amend its declaration of trust and bylaws in the manner provided by Maryland law to substantially conform such declaration of trust and bylaws, to the extent permitted under applicable Maryland law governing Maryland real estate investment trusts, to the forms of charter and bylaws of New Starwood, respectively, set forth in EXHIBITS J and K hereto, including, without limitation, to eliminate the Starwood Class B Common Shares and cause the conversion of all Starwood Class B Common Shares into Starwood Class A Common Shares on the basis of 49 Starwood Class B Common Shares for one Starwood Class A Common Share and make such other changes as Starwood and TriNet mutually agree. Starwood and TriNet agree to cooperate and work together in good faith to amend and restate this Agreement and the exhibits hereto to give effect to any determination made by Starwood in accordance with this Section 1.7.

                                   ARTICLE II

                             EFFECTS OF THE MERGER;
                            EXCHANGE OF CERTIFICATES

    Section 2.1.  EFFECT ON STOCK.

    (a) STOCK OWNED BY TRINET OR ITS SUBSIDIARIES. As of the Effective Time, any shares of capital stock of TriNet that are owned by TriNet or any TriNet Subsidiary (as defined herein) automatically shall be cancelled and retired and all rights with respect thereto shall cease to exist, and no consideration shall be delivered in exchange therefor.

    (b) CONVERSION OF TRINET STOCK INTO NEW STARWOOD STOCK. At the Effective Time, except as provided in Section 2.1(a), (A) each issued and outstanding share of TriNet Common Stock shall be converted by virtue of the Merger, automatically and without any action on the part of the holder thereof, into
1.15 (the "EXCHANGE RATIO") fully paid and nonassessable shares of New Starwood Common Stock, (B) each issued and outstanding share of TriNet Series A Preferred Stock shall, by virtue of the Merger, automatically and without any action on the part of the holder thereof, be converted into and continue to exist as one fully paid and nonassessable share of 9 3/8% Series B Cumulative Redeemable Preferred Stock, par value $.001 per share, of New Starwood ("NEW STARWOOD SERIES B PREFERRED STOCK"), (C) each issued and outstanding share of TriNet Series B Preferred Stock shall, by virtue of the Merger automatically and without any action on the part of the holder thereof, be converted into and continue to exist as one fully paid and nonassessable share of 9.2% Series C Cumulative Redeemable Preferred Stock, par value $.001 per share, of New Starwood ("NEW STARWOOD SERIES C PREFERRED STOCK") and (D) each issued and outstanding share of TriNet Series C Preferred Stock shall, by virtue of the Merger, automatically and without any action on the part of the holder thereof, be converted into and continue to exist as one fully paid and nonassessable share of 8% Series D Cumulative Redeemable Preferred Stock, par value $.001 per share, of New Starwood ("NEW STARWOOD SERIES D PREFERRED STOCK"), and together with the New Starwood Series B Preferred Stock and the New Starwood Series C Preferred Stock, the "NEW STARWOOD PREFERRED STOCK"). The preferences, other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class of New Starwood Preferred Stock shall be as set forth in the Articles Supplementary of New Starwood attached hereto as EXHIBIT L (the "NEW STARWOOD ARTICLES SUPPLEMENTARY"), and are identical to the preferences, other rights, voting powers, restrictions, limitations at to dividends and other distributions, qualifications and terms and conditions of redemption of the corresponding series of TriNet Preferred Stock except for the additional voting rights of each class of New Starwood Preferred Stock. At the Effective Time, each holder of a certificate representing any shares of TriNet Common Stock or TriNet Preferred Stock (or affidavit of loss in lieu thereof) (a "CERTIFICATE") shall cease to have any rights with respect thereto, except the right to receive, upon surrender of such Certificate in accordance with Section 2.2(c), a certificate or certificates representing the shares of New Starwood Common Stock or New Starwood Preferred Stock, as applicable, into which those shares are converted pursuant to this Section 2.1(b) and any cash in lieu of fractional shares of New Starwood Common Stock to be issued or paid in consideration therefor upon surrender of such certificate (the "MERGER CONSIDERATION") and any dividends or other distributions to which such holder is entitled pursuant to
Section 2.2(d), in each case without interest and less any required withholding taxes. Notwithstanding the foregoing, the right of each TriNet shareholder to receive shares of stock of New Starwood under this Section 2.1 will be subject to the ownership limitations and other related provisions contained in New Starwood's charter and bylaws.

    (c) SHARES OF NEW STARWOOD AND STARWOOD SUB STOCK. Prior to the Effective Time, the Board of Directors of Starwood will declare a stock dividend (the "STOCK DIVIDEND") of a total of one million shares of New Starwood Common Stock payable prior to the Effective Time pro rata to all holders of record of New Starwood Common Stock as of a record date prior to the Effective Time to be determined by New Starwood, with a provision for a cash payment in lieu of fractional shares equal to the arithmetic mean of the closing sales price per share of the New Starwood Common Stock on the principal stock exchange on which New Starwood Common Stock is then listed on each of the three trading days immediately after the payment date for the Stock Dividend. Upon the Effective Time, each share of stock of New Starwood (including, but not limited to, shares of New Starwood outstanding as a result of the Stock Dividend) and each share of stock of Starwood Sub outstanding immediately prior to the Effective Time shall remain outstanding and shall represent one share of validly issued, fully paid and nonassessable stock of the same class and designation.

    Section 2.2.  EXCHANGE OF CERTIFICATES.

    (a) EXCHANGE AGENT. Prior to the Effective Time, Starwood shall appoint a bank or trust company that is reasonably acceptable to TriNet to act as exchange agent (the "EXCHANGE AGENT") for the exchange of certificates representing shares of stock of New Starwood for Certificates representing issued and outstanding shares of TriNet Common Stock and TriNet Preferred Stock.

    (b) STARWOOD TO PROVIDE MERGER CONSIDERATION. Starwood shall provide, or cause to be provided, to the Exchange Agent on and after the Effective Time from time to time as required pursuant to Section 2.2(c) and 2.2(g), for the benefit of the holders of TriNet Common Stock and TriNet Preferred Stock, certificates representing the shares of New Starwood Common Stock and New Starwood Preferred Stock into which the issued and outstanding shares of TriNet Common Stock and TriNet Preferred Stock are converted pursuant to Section 2.1(b), together with the cash payable in respect of fractional shares pursuant to Section 2.2(g).

    (c) EXCHANGE PROCEDURE. As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a Certificate or Certificates whose shares were converted into the Merger Consideration pursuant to Section 2.1, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in a form and have such other provisions as Starwood may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the applicable Merger Consideration. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Starwood, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the applicable Merger Consideration and any dividends or other distributions to which such holder is entitled pursuant to
Section 2.2(d), and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of TriNet Common Stock or TriNet Preferred Stock which is not registered in the transfer records of TriNet, payment may be made to a person other than the person in whose name the Certificate so surrendered is registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment either shall pay any transfer or other taxes required by reason of such payment being made to a person other than the registered holder of such Certificate or establish to the satisfaction of Starwood that such tax or taxes have been paid or are not applicable. Until surrendered as contemplated by this
Section 2.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the applicable Merger Consideration, without interest, into which the shares theretofore represented by such Certificate shall have been converted pursuant to Section
2.1 and any dividends or other distributions to which such holder is entitled pursuant to Section 2.2(d). No interest will be paid or will accrue on the applicable Merger Consideration upon the surrender of any Certificate or on any amount payable pursuant to Section 2.2(d) or Section 2.2(g).

    (d)  RECORD DATES; DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES.

        (i) To the extent reasonably necessary to ensure satisfaction of the requirements of Section 857(a)(1) of the Code and to avoid the imposition of federal income taxes for the taxable year of TriNet ending at the Effective Time, TriNet shall authorize a dividend (the "FINAL TRINET DIVIDEND") to holders of shares of TriNet Common Stock, the record date for which shall be the close of business on the last business day prior to the Effective Time, in an amount sufficient to permit TriNet to satisfy such requirements. The aggregate amount required by TriNet to pay any Final TriNet Dividend will be deposited with the Exchange Agent by TriNet upon the Effective Time. If TriNet determines it necessary to declare the Final TriNet Dividend, it shall notify Starwood at least 10 days prior to the date for the TriNet Shareholders Meeting (as defined in Section 5.1(b)), and Starwood shall declare a dividend per share to holders of Starwood Common Stock (or New Starwood Common Stock, if payable after the effective time of the Incorporation Merger), the record date for which shall be the close of business on the last business day prior to the Effective Time, in an amount per share equal to the quotient obtained by dividing (x) the Final TriNet Dividend per share of TriNet Common Stock paid by TriNet by (y) the Exchange Ratio. The dividends payable hereunder to holders of TriNet Common Stock shall be paid by the Exchange Agent upon presentation of the Certificates of TriNet Common Stock for exchange in accordance with this Article II.

        (ii) All shares of New Starwood Common Stock to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time and whenever a dividend or other distribution is declared by New Starwood in respect of the New Starwood Common Stock, the record date for which is at or after the Effective Time, that declaration shall include dividends or other distributions in respect of all shares of New Starwood Common Stock issuable pursuant to this Agreement. Notwithstanding the foregoing, no dividends or other distributions with respect to New Starwood Common Stock or New Starwood Preferred Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares represented thereby, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.2(g), in each case until the surrender of such Certificate in accordance with this Article II. Subject to the effect of applicable abandoned property, escheat or similar laws, in addition to the payment of any Final TriNet Dividend under Section 2.2(d)(i), following surrender of any such Certificate there shall be paid to the holder of such Certificate without interest, (A) at the time of such surrender, the amount of any cash payable in lieu of any fractional share of TriNet Common Stock to which such holder is entitled pursuant to Section 2.2(g) and (B) if such Certificate is exchangeable for one or more whole shares of New Starwood Common Stock or New Starwood Preferred Stock, (x) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of New Starwood Common Stock or New Starwood Preferred Stock, and (y) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such whole shares of New Starwood Common Stock or New Starwood Preferred Stock.

    (e) NO FURTHER OWNERSHIP RIGHTS IN TRINET CAPITAL STOCK. All Merger Consideration paid upon the surrender of Certificates in accordance with the terms of this Article II (and any cash paid pursuant to Section 2.2(g)) shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of TriNet Common Stock and TriNet Preferred Stock theretofore represented by such Certificates; subject, however, to the obligation of TriNet to pay, without interest, any dividends, including any Final TriNet Dividend, or make any other distributions with a record date prior to the Effective Time which may have been declared or paid by TriNet on such shares in accordance with the terms of this Agreement or prior to the date of this Agreement and which remain unpaid at the Effective Time and have not been paid prior to such surrender, and there shall be no further registration of transfers on the stock transfer books of TriNet of the shares of TriNet Common Stock or TriNet Preferred Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are properly presented to New Starwood they shall be cancelled and exchanged as provided in this Article II.

    (f) UNCLAIMED MERGER CONSIDERATION. Any portion of the Merger Consideration delivered to the Exchange Agent pursuant to this Agreement that remains unclaimed for 12 months after the Effective Time shall be redelivered by the Exchange Agent to New Starwood, upon demand, and any holders of

Certificates who have not theretofore complied with Section 2.2(b) shall thereafter look only to New Starwood for delivery of the Merger Consideration, subject to applicable abandoned property, escheat and other similar laws. New Starwood shall have no liability to any holder of shares of TriNet Common Stock or TriNet Preferred Stock for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any Merger Consideration remaining unclaimed by any holder of shares of TriNet Common Stock or TriNet Preferred Stock on the day immediately prior to the time such amounts otherwise would escheat to or become the property of any governmental entity shall, to the extent permitted by law, become the property of New Starwood, free and clear of any claim or interest of any Persons previously entitled thereto.

    (g)  NO FRACTIONAL SHARES.

        (i) No certificates or scrip representing fractional shares of New Starwood Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote, to receive dividends or to any other rights of a stockholder of New Starwood.

        (ii) Notwithstanding any other provision of this Agreement, each holder of shares of TriNet Common Stock who would otherwise have been entitled to receive a fraction of a share of New Starwood Common Stock (after taking into account all Certificates delivered by such holder) shall receive, from the Exchange Agent upon surrender of such holder's Certificates in accordance with
Section 2.1, a cash payment in lieu of such fractional shares of New Starwood Common Stock equal to the same fractional proportion of the arithmetic mean of the closing sales price per share of the New Starwood Common Stock on the principal stock exchange on which the New Starwood Common Stock is then listed (less, if New Starwood Common Stock is trading CUM DIVIDEND on any of those days, the amount of the dividend, if any, declared by Starwood pursuant to
Section 2.2(d)) on each of the three trading days immediately after the Closing Date.

    (h) WITHHOLDING. New Starwood or the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of shares of TriNet Common Stock or TriNet Preferred Stock such amounts as New Starwood or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by New Starwood or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of TriNet Common Stock or TriNet Preferred Stock, as the case may be, in respect of which such deduction and withholding was made by New Starwood or the Exchange Agent.

    (i) NO DISSENTERS' RIGHTS. No dissenters' or appraisal rights shall be available with respect to the Merger.

    (j) ADJUSTMENTS TO PREVENT DILUTION. In the event that TriNet changes the number of shares of TriNet Common Stock or securities convertible or exchangeable into or exercisable for such shares, or Starwood or New Starwood changes the number of shares of New Starwood Common Stock or securities convertible or exchangeable into or exercisable for shares of New Starwood Common Stock, issued and outstanding prior to the Effective Time as a result of a reclassification, stock split (including a reverse split), stock dividend or distribution, recapitalization, merger, subdivision, issuer tender or exchange offer, or other similar transaction involving TriNet, Starwood or New Starwood, the Merger Consideration and the Exchange Ratio shall be equitably adjusted.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

    Section 3.1. REPRESENTATIONS AND WARRANTIES OF TRINET. Except as set forth in the letter of even date herewith (with sections organized in accordance with Section 9.9) signed by the President or Chief Executive Officer and the Chief Financial Officer of TriNet and delivered to Starwood prior to the execution of this Agreement (the "TRINET DISCLOSURE LETTER"), TriNet represents and warrants to Starwood as follows:

    (a) ORGANIZATION, STANDING AND CORPORATE POWER OF TRINET. TriNet is a corporation duly organized and validly existing under the laws of the State of Maryland and has the requisite corporate power and authority to carry on its business as now being conducted. TriNet is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing of its properties or management of properties for others makes such qualification or licensing necessary, except where the failure to be so qualified or licensed, individually or in the aggregate, would not have a material adverse effect on the business, properties, financial condition or results of operations of TriNet and the TriNet Subsidiaries, taken as a whole (a "TRINET MATERIAL ADVERSE EFFECT"; for purposes of this agreement, however, "TriNet Material Adverse Effect" does not include any such effect directly resulting from or directly attributable to (i) the execution of this Agreement and each Ancillary Agreement to which TriNet is a party or the proposed consummation of the transactions contemplated by this Agreement and each Ancillary Agreement to which TriNet is a party or the public announcement thereof and (ii) changes in the U.S. economy, the U.S. securities markets, the real estate industry or the real estate finance industry that generally affect, to the same extent, all participants in the industries in which TriNet operates, or changes in law.

    (b)  TRINET SUBSIDIARIES; INTERESTS IN OTHER PERSONS.

        (i) Section 3.1(b)(i) of the TriNet Disclosure Letter sets forth each TriNet Subsidiary and the ownership interest therein of TriNet and each other TriNet Subsidiary. All the outstanding shares of capital stock of each TriNet Subsidiary that is a corporation have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to any preemptive rights, and are owned by TriNet, by another TriNet Subsidiary or by TriNet and another TriNet Subsidiary, free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, "LIENS"), and equity interests in each TriNet Subsidiary that is a partnership, limited liability company or trust have been duly authorized, validly issued, and are owned by TriNet, by another TriNet Subsidiary or by TriNet and another TriNet Subsidiary free and clear of all Liens. Each TriNet Subsidiary is duly organized and validly existing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as now being conducted. Each TriNet Subsidiary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing of its properties or management of properties for others makes such qualification or licensing necessary, except where the failure to be so qualified or licensed, individually or in the aggregate, would not reasonably be expected to result in a TriNet Material Adverse Effect.

        (ii) Except for the capital stock of, or other equity interests in, the TriNet Subsidiaries, TriNet does not own, directly or indirectly (including through any TriNet Subsidiary), any capital stock or other equity interest, with a fair market value as of the date of this Agreement greater than $1,000,000 in any Person or which represents 5% or more of the outstanding voting power, capital stock or other ownership interest of any class in any Person. Section 3.1(b)(ii) of the TriNet Disclosure Letter indicates each TriNet Managed Subsidiary. Neither TriNet nor any TriNet Subsidiary is in default of any provision of any material documents governing or otherwise relating to its rights in any TriNet Subsidiary other than such defaults that would not, individually or in the aggregate, reasonably be expected to result in a TriNet Material Adverse Effect. All such documents, other than the charter and bylaws of any TriNet Subsidiary which is a corporation, are set forth in Section 3.1(b)(ii) of the TriNet Disclosure Letter and are in full force and effect and true and correct copies of all such documents have been previously delivered or made available to Starwood.

        (iii) There are no outstanding contractual obligations of TriNet or any TriNet Subsidiary to repurchase, redeem or otherwise acquire any shares of stock of TriNet or any capital stock, voting securities or other ownership interests in TriNet or any TriNet Subsidiary, and there are no outstanding contractual obligations of TriNet or any TriNet Subsidiary to make any investment of $500,000 or more, individually, or more than $2,000,000 in the aggregate during the 12 months after the Effective Time (in each case, in the form of a loan, capital contribution or otherwise) in any Person (other than a TriNet Subsidiary).

    (c) CAPITAL STRUCTURE. The authorized stock of TriNet consists of 40,000,000 shares of TriNet Common Stock, 15,000,000 shares of TriNet Preferred Stock and 25,000,000 shares of excess stock, par value $.01 per share. As of June 1, 1999, (i) 24,946,094 shares of TriNet Common Stock, 2,000,000 shares of TriNet Series A Preferred Stock, 1,300,000 shares of TriNet Series B Preferred Stock and 4,000,000 shares of TriNet Series C Preferred Stock constitute all of the issued and outstanding shares of stock of TriNet, (ii) no options to purchase shares of TriNet Common Stock were available for issuance under TriNet's 1993 Stock Incentive Plan, (iii) options to purchase 11,084 shares of TriNet Common Stock were available for issuance under TriNet's 1995 Stock Incentive Plan, (iv) options to purchase 620,577 shares of TriNet Common Stock were available for issuance under TriNet's 1997 Stock Incentive Plan (the 1993 Stock Incentive Plan, the 1995 Stock Incentive Plan and the 1997 Stock Incentive Plan are collectively referred to as the "TRINET STOCK PLANS"), (v) no shares of TriNet Common Stock were issued but had not yet vested under restricted stock grants made pursuant to the TriNet Stock Plans, (vi) 1,615,225 shares of TriNet Common Stock were reserved for issuance upon exercise of outstanding stock options to purchase shares of TriNet Common Stock granted to employees and directors of TriNet under the TriNet Stock Plans (the "TRINET STOCK OPTIONS") and (vii) 500,000 shares of TriNet's Series D Junior Participating Preferred Stock were reserved for issuance pursuant to the Rights Agreement (as defined in Section 3.1(q)). On the date of this Agreement, except as set forth above in this Section 3.1(c), no shares of stock or other voting securities of TriNet were issued, reserved for issuance or outstanding. There are no outstanding stock appreciation rights relating to the capital stock of TriNet. All outstanding shares of stock of TriNet are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no bonds, debentures, notes or other indebtedness of TriNet having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of TriNet may vote. Except as set forth in this Section 3.1(c), there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which TriNet or any TriNet Subsidiary is a party or by which such entity is bound, obligating TriNet or any TriNet Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock, voting securities or other ownership interests of TriNet or any TriNet Subsidiary or obligating TriNet or any TriNet Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking other than to TriNet or a TriNet Subsidiary other than to a wholly owned TriNet Subsidiary; Section 3.1(c) of the TriNet Disclosure Letter sets forth the amount of any such securities issuable by TriNet on an agreement by agreement basis.

    (d) AUTHORITY; NONCONTRAVENTION; CONSENTS. TriNet has the requisite corporate power and authority to enter into this Agreement and each Ancillary Agreement to which TriNet is a party and, subject to receipt of the TriNet Shareholder Approval, to consummate the transactions contemplated by this Agreement (including the Ancillary Agreements to which TriNet is a party). The execution and delivery of this Agreement and any other agreement contemplated by this Agreement (including the Ancillary Agreements to which TriNet is a party) by TriNet and the consummation by TriNet of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of TriNet, subject to receipt of the TriNet Shareholder Approval. This Agreement and each Ancillary Agreement to which TriNet is a party have been duly executed and delivered by TriNet and constitute the valid and binding obligations of TriNet enforceable against TriNet in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity. The execution and delivery of this Agreement and each Ancillary Agreement to which TriNet is a party by TriNet does not, and the consummation of the transactions contemplated hereby and thereby and compliance by TriNet with the provisions of this Agreement and each Ancillary Agreement to which TriNet is a party does not and will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of TriNet or any TriNet Subsidiary under, (i) the charter or bylaws of TriNet or the comparable charter or organizational documents or partnership or similar agreement (as the case may be) of any TriNet Subsidiary, each as amended, restated or supplemented to the date of this Agreement; (ii) any loan or credit agreement, note, bond, mortgage, indenture, reciprocal easement agreement, lease or other agreement, instrument, permit, concession, contract, franchise or license applicable to TriNet or any TriNet Subsidiary or their respective properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation (collectively, "LAWS") applicable to TriNet, any TriNet Subsidiary or their respective properties or assets, other than, in the case of clause (ii) or
(iii), any such conflicts, violations, defaults, rights or Liens that individually or in the aggregate would not (x) reasonably be expected to result in a TriNet Material Adverse Effect or (y) materially delay or prevent the consummation of the Merger. No consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency (a "GOVERNMENTAL ENTITY"), is required by or with respect to TriNet or any TriNet Subsidiary in connection with the execution and delivery of this Agreement or any Ancillary Agreement to which TriNet is a party or the other agreements contemplated by this Agreement by TriNet or the consummation by TriNet and the TriNet Subsidiaries of any of the other transactions contemplated hereby and thereby, except for (i) the filing with the SEC of (x) a joint proxy statement relating to the approval by TriNet's shareholders and Starwood's shareholders of the transactions contemplated by this Agreement and, as to Starwood's shareholders, the Incorporation Merger Agreement and the Advisor Transaction Agreement (as amended or supplemented from time to time, the "PROXY STATEMENT") and a registration statement relating to the issuance of the Merger Consideration and the New Starwood Common Stock to be issued in the Advisor Transaction (the "REGISTRATION STATEMENT"), and (y) such reports under Section 13 and 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (ii) the acceptance for record of the Articles of Merger for the Merger by the SDAT,
(iii) such filings as may be required in connection with the payment of any Transfer and Gains Taxes (as defined below), and (iv) such other consents, approvals, orders, authorizations, registrations, declarations and filings as are set forth in Section 3.1(d) of the TriNet Disclosure Letter or (A) as may be required under (x) federal, state, local or foreign environmental laws or (y) the "blue sky" laws of various states or (B) which, if not obtained or made, would not prevent or delay in any material respect the consummation of any of the transactions contemplated by this Agreement or any Ancillary Agreement or otherwise prevent TriNet from performing its obligations hereunder or thereunder in any material respect or be reasonably expected to result, individually or in the aggregate, in a TriNet Material Adverse Effect.

    (e) SEC DOCUMENTS; FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES. TriNet has filed all reports, schedules, forms, statements and other documents required to be filed with the SEC since January 1, 1996 (collectively, the "TRINET SEC DOCUMENTS"). All of the TriNet SEC Documents (other than preliminary materials or materials that were subsequently amended), as of their respective filing dates, complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the Exchange Act and, in each case, the rules and regulations promulgated thereunder applicable to such TriNet SEC Documents. None of the TriNet SEC Documents at the time of

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filing contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been amended, modified or superseded by later filed TriNet SEC Documents. None of the TriNet SEC Documents is, as of the date hereof, the subject of any confidential treatment request by TriNet. Except to the extent such statements have been amended, modified or superseded by later TriNet Filed SEC Documents (as defined below), the consolidated financial statements of TriNet, as applicable, included in the TriNet SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of interim financial statements, as permitted by the applicable rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented in all material respects, in accordance with the applicable requirements of GAAP, the consolidated financial position of TriNet and the TriNet Subsidiaries taken as a whole, as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of interim financial statements, to normal year-end adjustments). Except as set forth in the TriNet SEC Documents filed with the SEC prior to the date of this Agreement (the
"TRINET FILED SEC DOCUMENTS"), neither TriNet nor any TriNet Managed Subsidiary has, nor, to TriNet's Knowledge, does any TriNet Non-Managed Subsidiary have, any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of TriNet or in the notes thereto and which, individually or in the aggregate, would reasonably be expected to result in a TriNet Material Adverse Effect.

    (f) ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the TriNet Filed SEC Documents since December 31, 1998 (the "TRINET FINANCIAL STATEMENT DATE") and to the date of this Agreement, TriNet, the TriNet Managed Subsidiaries and, to TriNet's Knowledge, the TriNet Non-Managed Subsidiaries have conducted their business only in the ordinary course and there has not been
(i) any events which have occurred or circumstances which have arisen that, individually or in the aggregate have resulted in or would reasonably be expected to result in a TriNet Material Adverse Effect, (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of TriNet's stock, except for (A) regular quarterly dividends on the TriNet Common Stock not in excess of $.65 per share of TriNet Common Stock, (B) regular quarterly dividends on TriNet Series A Preferred Stock not in excess of $.585938 per share of TriNet Series A Preferred Stock, (C) regular quarterly dividends on TriNet Series B Preferred Stock not in excess of $.575 per share of TriNet Series B Preferred Stock, (D) regular quarterly dividends on TriNet Series C Preferred Stock not in excess of $.50 per share of TriNet Series C Preferred Stock and (E) any distributions by any TriNet Subsidiaries to other TriNet Subsidiaries or to TriNet, (iii) any split, combination or reclassification of any of TriNet's stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for, or giving the right to acquire by exchange or exercise, shares of its stock or any issuance of an ownership interest in, any TriNet Subsidiary that is not wholly owned by TriNet, (iv) any damage, destruction or loss, whether or not covered by insurance, that individually or in the aggregate has resulted in or would reasonably be expected to result in a TriNet Material Adverse Effect or (v) any change in accounting methods, principles or practices materially affecting its assets, liabilities or business, except insofar as may have been disclosed in the TriNet SEC Documents filed with the SEC prior to the date of this Agreement or required by a change in applicable Law or GAAP. All dividends on TriNet Common Stock and TriNet Preferred Stock which have been declared prior to the date of this Agreement have been paid in full, except for
(i) the dividend in the amount of $.65 per share that is payable to holders of record of TriNet Common Stock on June 30, 1999 and the dividends in the amount of $.585938, $.575 and $.50 that is payable to holders of record on June 15, 1999 of TriNet Series A Preferred Stock, TriNet Series B Preferred Stock and TriNet Series C Preferred Stock, respectively, and (ii) dividends which the failure to pay has not resulted in and would not reasonably be expected to result in a TriNet Material Adverse Effect.

    (g) LITIGATION. Except as disclosed in the TriNet Filed SEC Documents, and other than personal injury and other routine tort litigation arising from the ordinary course of operations of TriNet and the TriNet Subsidiaries which are covered by adequate insurance, there is no suit, action or proceeding pending (in which service of process has been received by an employee of TriNet) or, to the Knowledge of TriNet, threatened against or affecting TriNet or any TriNet Managed Subsidiary or, to the Knowledge of TriNet, any TriNet Non-Managed Subsidiary that, individually or in the aggregate, would reasonably be expected to (i) result in a TriNet Material Adverse Effect or (ii) prevent the consummation of any of the transactions contemplated herein, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against TriNet or any TriNet Managed Subsidiary or to the Knowledge of TriNet any TriNet Non-Managed Subsidiary having or that would have, any such effect. Section 3.1(g) of the TriNet Disclosure Letter lists and briefly describes each litigation pending against TriNet, any TriNet Managed Subsidiary or, to the Knowledge of TriNet, any TriNet Non-Managed Subsidiary, other than personal injury and routine tort litigation arising from the ordinary course of business of TriNet and the TriNet Subsidiaries, which would reasonably be expected to result in a TriNet Material Adverse Effect.

    (h)  ABSENCE OF CHANGES IN BENEFIT PLANS; ERISA COMPLIANCE.

        (i) Except as disclosed in the TriNet Filed SEC Documents, since the TriNet Financial Statement Date, there has not been any adoption or amendment in any material respect, or the undertaking of any additional obligation, by TriNet, any TriNet Subsidiary or any TriNet ERISA Affiliate (as defined below) of any TriNet Benefit Plan (as defined below). For purposes of this Agreement, "TRINET BENEFIT PLAN" shall mean any Employee Plan sponsored or maintained by TriNet, any TriNet Subsidiary or any TriNet ERISA Affiliate, or with respect to which TriNet, any TriNet Subsidiary or any TriNet ERISA Affiliate has any obligation to contribute, has liability under or is otherwise a party to, or which otherwise provides benefits for any current or former employees, officers, directors or other independent contractors (or their dependents and beneficiaries) of TriNet or any TriNet Subsidiary. For purposes of this Agreement, "TRINET ERISA AFFILIATE" means any entity required to be aggregated with any of TriNet or any TriNet Subsidiary under Sections 414(b), (c), (m) or
(o) of the Code or Section 4001 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Section 3.1(h)(i) of the TriNet Disclosure Letter sets forth each TriNet Benefit Plan.

        (ii) Except as described in the TriNet Filed SEC Documents or as would not reasonably be expected to result in a TriNet Material Adverse Effect, (A) all TriNet Benefit Plans, including any such plan that is an "employee benefit plan" as defined in Section 3(3) of ERISA, have been made available to Starwood and are in compliance with the terms of such plan and all applicable requirements of law, including ERISA and the Code and, without limitation, the requirements of ERISA and all tax rules for which favorable tax treatment is intended, and (B) there are no liabilities or obligations with respect to any such TriNet Benefit Plan, whether accrued, contingent or otherwise (other than obligations by TriNet and the TriNet Subsidiaries to make contributions, and for such plan to pay benefits and administrative costs, incurred in the ordinary course), nor to the Knowledge of TriNet are any such liabilities or obligations expected to be incurred. The execution of, and performance of the transactions contemplated in, this Agreement will not (either alone or together with the occurrence of any additional or subsequent events) constitute an event under any TriNet Benefit Plan, policy, program, arrangement or agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee or director, will not result in any "golden parachute payments" being due (as defined for purposes of Section 280G of the Code), or result in any breach or violation of, or a default under, any of the TriNet Benefit Plans. The only severance agreements or severance policies applicable to TriNet or the TriNet Subsidiaries are the agreements and policies specifically referred to in Section 3.1(h)(ii) of the TriNet Disclosure Letter.

        (iii) Without limiting the foregoing, each TriNet Benefit Plan which is intended to be tax-qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified and such determination has not been modified, revoked or limited, and no circumstances have occurred that would adversely affect the tax-qualified status of any such plan. No TriNet Benefit Plan is or has ever been subject to Part III of Subtitle B of Title I of ERISA or Title IV of ERISA or Section 412 of the Code. None of TriNet or any TriNet Subsidiary, or any "party in interest" (as defined in Section 3(14) of ERISA) or any "disqualified person" (as defined in Section 4975 of the Code) with respect to any TriNet Benefit Plan, has engaged in a non-exempt "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 of ERISA that would reasonably be expected to result in a TriNet Material Adverse Effect. No TriNet Benefit Plan provides for health or life insurance for employees after termination of employment (except as required by law).

        (iv) All of the TriNet Stock Options issued under the TriNet 1997 Stock Incentive Plan have been issued to directors of TriNet.

    (i)  TAXES.

        (i) Each of TriNet, each TriNet Managed Subsidiary and, to the Knowledge of TriNet, each TriNet Non-Managed Subsidiary has timely filed all Tax Returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a Governmental Entity having authority to do so). Each such Tax Return is true, correct and complete in all material respects except as disclosed in writing to Starwood. TriNet, each TriNet Managed Subsidiary and to the Knowledge of TriNet, each TriNet Non-Managed Subsidiary has paid (or TriNet has paid on their behalf), within the time and manner prescribed by law, all Taxes that are due and payable except as otherwise disclosed in writing to Starwood. The United States federal income Tax Returns of TriNet, each TriNet Managed Subsidiary and, to the Knowledge of TriNet, each TriNet Non-Managed Subsidiary have not been audited by any Governmental Entity responsible for tax matters (a "TAXING AUTHORITY"). There are no audits by any Taxing Authority currently being conducted with regard to Taxes or Tax Returns of TriNet, any TriNet Managed Subsidiary or, to the Knowledge of TriNet, any TriNet Non-Managed Subsidiary, and, to the Knowledge of TriNet, there are no pending audits or current inquiries being made by any Taxing Authority with respect to any Taxes or Tax Returns. The most recent financial statements contained in the TriNet SEC Documents filed with the SEC prior to the date of this Agreement reflect an adequate reserve for all material Taxes (including real estate taxes) payable by TriNet, by each TriNet Managed Subsidiary and, to the Knowledge of TriNet, each TriNet Non-Managed Subsidiary for all taxable periods and portions thereof through the date of such financial statements. Since the TriNet Financial Statement Date, TriNet has incurred no liability for federal taxes, other than withholding and employment taxes, under the Code or IRS Notice 88-19. To the Knowledge of TriNet, no event has occurred, and no condition or circumstance exists, which presents a material risk that any material Tax described in the preceding sentence will be imposed upon TriNet or any TriNet Subsidiary. No deficiencies for any Taxes have been proposed, asserted or assessed against TriNet or any of the TriNet Subsidiaries and no requests for waivers of the time to assess any such Taxes have been granted and remain in effect or are pending. As used in this Agreement, "TAXES" or "TAX" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment withholding, property, recording, stamp, sales, excise or other tax or similar governmental charges of any nature whatsoever, together with any penalties, interest or additions thereto and "TAX RETURN" shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

        (ii) TriNet (A) for each taxable year beginning with the taxable year ended on December 31, 1993, has been subject to taxation as a REIT within the meaning of the Code and has satisfied the requirements to qualify as a REIT for such years, (B) has operated, and intends to continue to operate, in such a manner as to qualify as a REIT through the end of its taxable year ending at the Effective Time and (C) has not taken or omitted to take any action which could reasonably be expected to result in a challenge to its status as a REIT, and no such challenge is pending or, to TriNet's Knowledge, threatened. Each

TriNet Subsidiary which is a partnership or limited liability company or files Tax Returns as a partnership for federal income tax purposes has since its acquisition by TriNet been classified for federal income tax purposes as a partnership or disregarded entity and not as an association taxable as a corporation, or a "publicly traded partnership" within the meaning of Section 7704(b) of the Code that is treated as a corporation for federal income tax purposes under Section 7704(a) of the Code. Neither TriNet nor any TriNet Subsidiary holds any asset (x) the disposition of which would be subject to rules similar to Section 1374 of the Code as announced in IRS Notice 88-19 or
(y) that is subject to a consent filed pursuant to Section 341(f) of the Code and the regulations thereunder.

        (iii) As of the date hereof, TriNet does not have any earnings and profits attributable to TriNet or any other corporation in any non-REIT year within the meaning of Section 857 of the Code.

        (iv) To the Knowledge of TriNet, TriNet qualifies as a "domestically controlled" REIT within the meaning of Section 897(h)(4)(B) of the Code, as of the date hereof.

    (j) NO LOANS OR PAYMENTS TO EMPLOYEES, OFFICERS OR DIRECTORS. Except as disclosed in the TriNet Filed SEC Documents or as otherwise specifically provided for in this Agreement, there is no (i) loan outstanding from or to any employee, officer or director of TriNet or any TriNet Subsidiary which, in the aggregate together with all such loans, has a principal amount in excess of $500,000, (ii) employment or severance agreement which, in the aggregate together with all such agreements, provides for payments in excess of $500,000 by TriNet or any TriNet Subsidiary or material consulting contract, or any material policy, agreement, program or arrangement of TriNet or any TriNet Subsidiary, (iii) agreement which, in the aggregate together with all other agreements, requires material payments to be made on a change of control or otherwise as a result of the consummation of the Merger or any of the other transactions contemplated by this Agreement with respect to any employee, officer or director of TriNet or any TriNet Managed Subsidiary or, to the Knowledge of TriNet, any TriNet Non-Managed Subsidiary or (iv) any agreement to appoint or nominate any person as a director of TriNet, any TriNet Managed Subsidiary or, to the Knowledge of TriNet, any TriNet Non-Managed Subsidiary.

    (k) BROKERS; SCHEDULE OF FEES AND EXPENSES. No broker, investment banker, financial advisor or other person, other than Greenhill & Co., LLC ("GREENHILL"), the fees and expenses of which, as set forth in a letter agreement between TriNet and such financial advisor, have previously been disclosed to Starwood and will be paid by TriNet, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of TriNet or any TriNet Subsidiary.

    (l) COMPLIANCE WITH LAWS. Except as disclosed in the TriNet Filed SEC Documents, none of TriNet, any of the TriNet Managed Subsidiaries and, to the Knowledge of TriNet, any of the TriNet Non-Managed Subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule, judgment, decree or order of any Governmental Entity applicable to its business, properties or operations, except for violations and failures to comply that would not, individually or in the aggregate, reasonably be expected to result in a TriNet Material Adverse Effect.

    (m)  CONTRACTS; DEBT INSTRUMENTS.

        (i) None of TriNet, any TriNet Managed Subsidiary and, to TriNet's Knowledge, any TriNet Non-Managed Subsidiary has received written notice that it is in violation of or in default under, in any material respect (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default under), any material loan or credit agreement, note, bond, mortgage or indenture or any material lease, permit, concession, franchise or license, or any material agreement to acquire real property, or any other material contract, agreement, arrangement or understanding, to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a TriNet Material Adverse Effect.

        (ii) Section 3.1(m)(ii) of the TriNet Disclosure Letter sets forth (A) a detailed list of all indebtedness of TriNet, the TriNet Managed Subsidiaries and, to TriNet's Knowledge, the TriNet Non-Managed Subsidiaries, under which an aggregate principal amount in excess of $5,000,000 per item is outstanding or may be incurred, other than (i) indebtedness payable to TriNet or a wholly owned TriNet Subsidiary and (ii) indebtedness which is reflected in the financial statements set forth in TriNet Filed SEC Documents and (B) the respective principal amounts outstanding thereunder or, in the case of financial products the notional amounts thereof, on March 31, 1999. For purposes of this Section 3.1(m)(ii) and Section 3.2(m)(ii), "INDEBTEDNESS" shall mean, with respect to any person, without duplication, (A) all indebtedness of such person for borrowed money, whether secured or unsecured, (B) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person, (C) all capitalized lease obligations of such person,
(D) all obligations of such person under interest rate or currency hedging transactions (valued at the termination value thereof), and (E) all guarantees of such person of any such indebtedness of any other person. TriNet has previously delivered or made available to Starwood true and correct copies of all of the material agreements relating to the indebtedness disclosed in Section 3.1(m)(ii) of the TriNet Disclosure Letter.

        (iii) None of TriNet, any TriNet Managed Subsidiary and, to TriNet's Knowledge, any TriNet Non-Managed Subsidiary has entered into or is subject, directly or indirectly, to any TriNet Tax Protection Agreements. As used herein, a "TRINET TAX PROTECTION AGREEMENT" is an agreement, oral or written, (A) that has as one of its purposes to permit a Person to take the position that such Person could defer federal taxable income that otherwise might have been recognized upon a transfer of property to TriNet or a TriNet Subsidiary or attributable to the acquisition or ownership of an interest in any TriNet Subsidiary that is treated as a partnership for federal income tax purposes and
(B) that (i) prohibits or restricts in any manner the disposition of any assets of TriNet or any TriNet Subsidiary, (ii) requires that TriNet or any TriNet Subsidiary maintain, increase or put in place, or replace, indebtedness, whether or not secured by one or more of the TriNet Properties or (iii) requires that TriNet or any TriNet Subsidiary offer to any person or entity at any time the opportunity to guarantee or otherwise assume, directly or indirectly, the risk of loss for federal income tax purposes for indebtedness or other liabilities of TriNet or any TriNet Subsidiary.

    (n) ENVIRONMENTAL MATTERS. Except as disclosed in the TriNet Filed SEC Documents, (i) none of TriNet or the TriNet Subsidiaries or, to TriNet's Knowledge, any other Person has caused or permitted the presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "HAZARDOUS MATERIALS") or under any of the TriNet Properties and none of TriNet or the TriNet Subsidiaries has any Knowledge of the presence of any Hazardous Materials on or under any of the TriNet Properties except to the extent the presence of such Hazardous Materials would not, individually or in the aggregate, reasonably be expected to result in a TriNet Material Adverse Effect, (ii) none of TriNet or any of the TriNet Subsidiaries or, to TriNet's Knowledge, any other Person, has caused or permitted any unlawful spills, releases, discharges or disposal of Hazardous Materials to have occurred or be presently occurring on or from the TriNet Properties as a result of any construction on or operation or use of such properties and none of TriNet or any of the TriNet Subsidiaries has any Knowledge of any spills, releases, discharges or disposal of Hazardous Materials having occurred or presently occurring on, under or from the TriNet Properties as a result of any construction on or operation or use of any such property, in each of the foregoing cases, which presence or occurrence would, individually or in the aggregate, reasonably be expected to result in a TriNet Material Adverse Effect; (iii) in connection with the construction on or operation and use of the TriNet Properties, TriNet and the TriNet Managed Subsidiaries and, to TriNet's Knowledge, the TriNet Non-Managed Subsidiaries, have not failed to comply in any material respect with any applicable local, state and federal environmental law, regulation, ordinance or administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials (any of the foregoing, an "ENVIRONMENTAL LAW"), except to the extent such failure to comply would not, individually or in the aggregate, reasonably be expected to result in a TriNet Material Adverse Effect. TriNet has previously delivered or made available to Starwood complete copies of all reports on and results of investigations, testing or analysis that are in the possession of or available to any of them with respect to the environmental condition of the TriNet Properties or with respect to environmental compliance of operations conducted on or from any such Property.

    (o)  TRINET PROPERTIES.

        (i) TriNet, a TriNet Subsidiary or, to the Knowledge of TriNet, a TriNet Non-Managed Subsidiary owns fee simple title to or has a valid leasehold interest in, each of the real properties reflected on the most recent balance sheet of TriNet included in the TriNet Filed SEC Documents or as identified in
Section 3.1(o) of the TriNet Disclosure Letter (the "TRINET PROPERTIES"), which are all of the real estate properties owned or leased by them, free and clear of liens, mortgages or deeds of trust, claims against title, charges which are liens, security interests or other encumbrances on title, any rights of way, written agreements or reservations of an interest in title ("TRINET ENCUMBRANCES") except for (a) debt or other liabilities identified on Section 3.1(m)(ii) of the TriNet Disclosure Letter, (b) inchoate liens imposed for construction work in progress, (c) mechanics', workmen's and repairmen's liens (other than inchoate liens for work in progress) which have heretofore been bonded over or which, individually or in the aggregate, are not reasonably expected to result in a TriNet Material Adverse Effect or the discharge of which is the responsibility of a lessee of the applicable TriNet Property, (d) Taxes not yet due and payable or which are being contested in good faith with adequate reserves as required by GAAP, (e) leases entered into in the ordinary course of TriNet's business and subleases under such leases as tenants only with no options to purchase except as listed on Section 3.1(o) of the TriNet Disclosure Letter, (f) matters affecting title to multi-tenant office real estate a portion of which has been leased to TriNet or a TriNet Subsidiary, as tenants only, primarily for office purposes (each such lease, a "TRINET OFFICE SPACE LEASE") and (g) other TriNet Encumbrances, if any, which would not, individually or in the aggregate, reasonably be expected to result in a TriNet Material Adverse Effect;

        (ii) Valid policies of title insurance have been issued insuring TriNet's or a TriNet Subsidiary's fee simple title or leasehold estate to the TriNet Properties (other than leasehold estates consisting of a tenant's interest under the TriNet Office Space Leases) except as noted therein, and such policies are, at the date hereof, in full force and effect and no claim has been made against any such policy which is currently pending which would, if determined adversely, individually or in the aggregate, reasonably be expected to result in a TriNet Material Adverse Effect (with respect to TriNet Non-Managed Subsidiaries, the foregoing representation is made only to the Knowledge of TriNet);

        (iii) None of TriNet and the TriNet Managed Subsidiaries and, to the Knowledge of TriNet, the TriNet Non-Managed Subsidiaries has received written notice of any violation of any federal, state or municipal law, ordinance, order, regulation or requirement affecting any portion of any of the TriNet Properties issued by any Governmental Entity that has not otherwise been resolved which would, individually or in the aggregate, reasonably be expected to result in a TriNet Material Adverse Effect;

        (iv) None of TriNet and the TriNet Managed Subsidiaries and, to the Knowledge of TriNet, the TriNet Non-Managed Subsidiaries has received notice of or has Knowledge of, any condemnation or rezoning or proceedings that are pending or to the Knowledge of TriNet and its Subsidiaries, threatened with respect to any of the TriNet Properties which would, individually or in the aggregate, reasonably be expected to result in a TriNet Material Adverse Effect;

        (v) Except as would not, individually or in the aggregate, reasonably be expected to result in a TriNet Material Adverse Effect, each tenant of a TriNet Property (or subtenant if TriNet or the applicable TriNet Subsidiary is itself a tenant), owned or leased by TriNet or a TriNet Managed Subsidiary, or, to the Knowledge of TriNet, a TriNet Property owned or leased by a TriNet Non-Managed Subsidiary, or, to the Knowledge of TriNet, a subtenant thereof in which subtenant's rent TriNet or a TriNet Subsidiary participates or otherwise shares with the tenant, has entered into a lease or a sublease, if applicable, for the possession of such TriNet Property (each lease or other right of occupancy affecting or relating to a TriNet Property under which TriNet or a TriNet Subsidiary is the lessor or sublessor is referred to herein as a

"TRINET LEASE"); except as disclosed in the TriNet Filed SEC Documents or except as would not, individually or in the aggregate, reasonably be expected to result in a TriNet Material Adverse Effect, each TriNet Lease of a TriNet Property owned or leased by TriNet or a TriNet Managed Subsidiary, or, to the Knowledge of TriNet, each TriNet Property owned or leased by a TriNet Non-Managed Subsidiary, is in full force and effect and none of TriNet and any of the TriNet Managed Subsidiaries and, to the Knowledge of TriNet, the TriNet Non-Managed Subsidiaries has received written notice of any defense to the obligations of the tenant thereunder or any claim asserted or threatened by any such tenant or guarantor of the tenant's obligations, which defense or claim, if sustained, would reasonably be expected to result in a TriNet Material Adverse Effect; and except as would not individually or in the aggregate reasonably be expected to result in a TriNet Material Adverse Effect, (a) the lessor under each TriNet Lease of a TriNet Property owned or leased by TriNet or a TriNet Managed Subsidiary, or, to the Knowledge of TriNet, each TriNet Property owned or leased by a TriNet Non-Managed Subsidiary, has complied with its obligations under such TriNet Lease, (b) as of the date hereof no tenant with respect to any TriNet Property owned by TriNet, any TriNet Managed Subsidiary or, to the Knowledge of TriNet, any TriNet Non-Managed Subsidiary is in default in the payment of fixed, base or minimum rent or other rental obligations payable to TriNet or a TriNet Subsidiary beyond the expiration of all applicable grace periods and (c) none of TriNet and any of the TriNet Managed Subsidiaries and, to the Knowledge of TriNet, the TriNet Non-Managed Subsidiaries has notice of any default by the tenant under such TriNet Lease;

        (vi) The rent roll provided by TriNet to Starwood lists each TriNet Lease in effect as of the date hereof and, as of the date hereof, the following information for each TriNet Lease (other than the TriNet Office Space Leases):
(a) tenant's name, (b) rentable square feet, (c) current rental rate, (d) scheduled rental increases, (e) current expiration date and (f) to the extent the landlord may be obligated to perform the following within the five year period after the Effective Time: each existing obligation of the landlord to construct, add to or expand a building (not including for this purpose tenant improvements in the ordinary course) and each option of a tenant of a TriNet Property to require TriNet or any TriNet Subsidiary to construct, add to or expand a building (the "TRINET RENT ROLL"). TriNet has made available to Starwood true, correct and complete copies of all TriNet Leases, including all material amendments, modifications, supplements, renewals, extensions and guarantees related thereto, as of the date hereof. Except for discrepancies that, either individually or in the aggregate, would not reasonably be expected to result in a TriNet Material Adverse Effect, all information set forth in the TriNet Rent Roll is true, correct and complete as of the date thereof;

        (vii) The mortgages and deeds of trust encumbering the TriNet Properties are not (i) cross-defaulted to any indebtedness other than indebtedness of TriNet or any of the TriNet Subsidiaries or (ii) cross-collateralized to any property not owned by TriNet or any of the TriNet Subsidiaries;

        (viii) TriNet and the TriNet Managed Subsidiaries and, to the Knowledge of TriNet, the TriNet Non-Managed Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which they are engaged and such insurance is adequate for the value of their properties; all policies of insurance insuring TriNet and the TriNet Managed Subsidiaries and, to the Knowledge of TriNet, the TriNet Non-Managed Subsidiaries or their respective businesses and assets, are in full force and effect except as would not reasonably be expected to result in a TriNet Material Adverse Effect and TriNet and the TriNet Managed Subsidiaries and, to the Knowledge of TriNet, the TriNet Non-Managed Subsidiaries are in compliance with the terms of such policies and there are no claims by TriNet and the TriNet Managed Subsidiaries and, to the Knowledge of TriNet, the TriNet Non-Managed Subsidiaries under any such policy as to which any insurance company is denying liability or defending under a reservation of rights clause, other than claims which (i) are for less than $250,000 or as disclosed in Section 3.1(o)(viii) of the TriNet Disclosure Letter or (ii) would not otherwise, individually or in the aggregate, reasonably be expected to result in a TriNet Material Adverse Effect (it being understood that any such claim which is for an amount in excess of

$250,000 shall not, solely by reason of such fact, be deemed reasonably likely to have a TriNet Material Adverse Effect); and

        (ix) Section 3.1(o)(ix) of the TriNet Disclosure Letter lists each letter of intent or term sheet executed by TriNet or a TriNet Subsidiary relating to a proposed TriNet Lease of more than 50,000 square feet, which imposes a legally binding obligation on TriNet or a TriNet Subsidiary and which is not otherwise disclosed pursuant to TriNet SEC Filed Documents or another section of this Agreement or the TriNet Rent Roll.

    (p) OPINION OF FINANCIAL ADVISOR. The Board of Directors of TriNet has received the written opinion of Greenhill dated June 15, 1999 satisfactory to TriNet and its Board of Directors, a copy of which opinion was provided to Starwood, to the effect that, as of the date of such opinion, the Exchange Ratio is fair from a financial point of view to the holders of TriNet Common Stock. It is agreed and understood that such opinion is for the benefit of TriNet's Board of Directors and may not be relied upon by Starwood or its affiliates.

    (q)  STATE TAKEOVER STATUTES; RIGHTS AGREEMENT.

        (i) TriNet has taken all actions necessary, if any, to exempt the Merger, this Agreement and the transactions contemplated by this Agreement from the operation of any Takeover Statute (as defined below) of the State of Maryland, including, without limitation, Sections 3-602 and 3-603 of the MGCL.

        (ii) TriNet has taken all actions necessary to ensure that the Rights Agreement, dated as of February 25, 1998, as amended, between TriNet and First Chicago Trust Co. of New York, as Rights Agent (the "RIGHTS AGREEMENT") is inapplicable to this Agreement, the Merger and the other transactions contemplated hereby.

    (r) INVESTMENT COMPANY ACT OF 1940. None of TriNet or any of the TriNet Subsidiaries is, or at the Effective Time will be, required to be registered under the Investment Company Act of 1940, as amended (the "1940 ACT").

    (s) PROXY STATEMENT AND REGISTRATION STATEMENT. The information furnished by TriNet for inclusion or incorporation by reference in the Registration Statement and any amendment or supplement thereto will not, as of the date the Registration Statement is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The information furnished by TriNet for inclusion or incorporation by reference in the Proxy Statement will not, on the date the Proxy Statement is first mailed or furnished to securityholders of TriNet or Starwood or on the respective meeting dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding the foregoing, TriNet makes no representation or warranty with respect to any information furnished by Starwood for inclusion or incorporation by reference in any of the foregoing documents.

    (t) VOTE REQUIRED. The affirmative vote of the holders of at least two-thirds of the outstanding shares of TriNet Common Stock is the only vote of the holders of any class or series of TriNet's stock necessary (under applicable law or otherwise) to approve the Merger, this Agreement and the other transactions contemplated hereby (the "TRINET SHAREHOLDER APPROVAL").

    (u)  YEAR 2000 ISSUES.

        (i) To the best Knowledge of TriNet, based on representations and warranties made by third parties and publicly available information, the software, hardware and equipment of TriNet owned, leased or licensed by it and used in the conduct of its business, as well as the elevator systems in those of TriNet's Properties for which TriNet has the responsibility under the applicable lease agreements to address Year 2000 compliance, and the heating, ventilation and air conditioning, fire and safety and other automated building systems at those of the TriNet Properties for which TriNet has the responsibility under the applicable lease agreements to address Year 2000 compliance are or will be on or before December 31, 1999 Year 2000 Ready, except to the extent that the failure to be Year 2000 Ready would not reasonably be expected to result in a TriNet Material Adverse Effect.

        (ii) "YEAR 2000 READY" means that the software, hardware, equipment and systems will: (A) handle properly entered date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (B) operate accurately and without interruption on and in respect of any and all dates before, during and/or after January 1, 2000 and without any change in performance; and (C) store and provide properly entered date input information without creating any ambiguity as to the century.

    Section 3.2.  REPRESENTATIONS AND WARRANTIES OF STARWOOD AND STARWOOD
SUB. Except as set forth in the letter of even date herewith (with section references organized in accordance with Section 9.9) signed by the President or Chief Executive Officer and the Chief Financial Officer of Starwood and delivered to TriNet prior to the execution of this Agreement (the "STARWOOD DISCLOSURE LETTER"), each of Starwood and Starwood Sub, jointly and severally, represents and warrants to TriNet as follows:

    (a) ORGANIZATION, STANDING AND CORPORATE POWER OF STARWOOD. Starwood is a real estate investment trust duly organized and validly existing under the laws of the State of Maryland. Starwood Sub is a corporation duly organized and validly existing under the laws of the State of Maryland. Each of Starwood and Starwood Sub has the requisite corporate power and authority to carry on its business as now being conducted. Each of Starwood and Starwood Sub is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing of its properties or management of properties for others makes such qualification or licensing necessary, except where the failure to be so qualified or licensed, individually or in the aggregate, would not have a material adverse effect on the business, properties, financial condition or results of operations or prospects of Starwood and the Starwood Subsidiaries, taken as a whole (a "Starwood Material Adverse Effect"); for purposes of this agreement, however, "Starwood Material Adverse Effect" does not include any such effect directly resulting from or directly attributable to (i) the execution of this Agreement and each Ancillary Agreement to which Starwood is a party or the proposed consummation of the transactions contemplated by this Agreement and each Ancillary Agreement to which Starwood is a party or the public announcement thereof and (ii) changes in the U.S. economy, the U.S. securities markets, the real estate industry or the real estate finance industry that generally affect, to the same extent, all participants in the industries in which Starwood operates or changes in law.

    (b)  STARWOOD SUBSIDIARIES; INTERESTS IN OTHER PERSONS.

        (i) Section 3.2(b)(i) of the Starwood Disclosure Letter sets forth each Starwood Subsidiary and the ownership interest therein of Starwood and each other Starwood Subsidiary. Starwood Sub has no Subsidiaries. All the outstanding shares of capital stock of each Starwood Subsidiary that is a corporation have been duly authorized, validly issued and are fully paid and nonassessable and are not subject to any preemptive rights, and are owned by Starwood, by another Starwood Subsidiary or by Starwood and another Starwood Subsidiary, free and clear of all Liens, and all equity interests in each Starwood Subsidiary that is a partnership or limited liability company or trust have been duly authorized, validly issued, are not subject to preemptive rights and are owned by Starwood or by Starwood and another Starwood Subsidiary free and clear of all Liens. Each Starwood Subsidiary is duly organized and validly existing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as now being conducted. Each Starwood Subsidiary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties or management of properties for others makes such qualification or licensing necessary, except where the failure to be so qualified or licensed, individually or in the aggregate, would not reasonably be expected to result in a Starwood Material Adverse Effect.

        (ii) Except for the capital stock of or other equity interests in the Starwood Subsidiaries, neither Starwood nor Starwood Sub owns, directly or indirectly (including through any Starwood Subsidiary), any capital stock or other equity interest, with a fair market value as of the date of this Agreement greater than $1,000,000 in any Person or which represents 5% or more of the outstanding voting power, outstanding capital stock or other ownership interest of any class in any Person. Neither Starwood nor any Starwood Subsidiary is in default of any provision of any material documents governing or otherwise relating to its rights in any Starwood Subsidiary other than such defaults that would not, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect. All such documents, other than the charter and bylaws of any Starwood Subsidiary which is a corporation, are set forth in
Section 3.2(b)(ii) of the Starwood Disclosure Letter and are in full force and effect and true and correct copies of all such documents have been previously delivered or made available to TriNet.

        (iii) None of Starwood or any Starwood Subsidiary has given any notice (that is still outstanding) of any monetary or non-monetary default, breach, violation or event of acceleration and there is no default in the payment of principal or interest or other monetary default beyond the expiration of any applicable grace period or, to the Knowledge of Starwood, any non-monetary default, breach, violation or event of acceleration beyond the expiration of any applicable grace period existing under any of the loans disclosed in Section 3.2(b)(iii) of the Starwood Disclosure Letter (the "STARWOOD LOANS") that could, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect and Starwood has received no notice of any such default, breach or violation. None of Starwood or any Starwood Subsidiary has received any written notice of any default, breach or violation by Starwood or a Starwood Subsidiary of any of the terms of any Starwood Loans, and to the Knowledge of Starwood, no such default, breach or violation exists, except, in either instance, for such defaults, breaches or violations that could not, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect, and, to the Knowledge of Starwood, no person has any right of offset against Starwood or a Starwood Subsidiary in respect of any Starwood Loans which would, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect. To the Knowledge of Starwood, there is no monetary default or any material default, breach, violation or event of acceleration under (x) by the applicable borrower, any loan or security ranking in priority senior to any Starwood Loans (y) by the applicable tenant, any ground lease mortgaged or pledged to Starwood or a Starwood Subsidiary as security for a Starwood Loan (each such ground lease, a "STARWOOD PLEDGED GROUND LEASE") or (z) by the applicable pledgor, any partnership agreement, limited liability company agreement or other governing documentation for any entity in which less than all of ownership interests have been pledged to Starwood or a Starwood Subsidiary to secure a Starwood Loan, which would, individually or in the aggregate, reasonably be expected to result in any circumstance under (x),
(y) or (z) reasonably be expected to result in a Starwood Material Adverse Effect. Starwood or a Starwood Subsidiary owns each Starwood Loan free and clear of all liens and encumbrances, except for liens securing debt and participations which are listed in Section 3.2(b)(iii) of the Starwood Disclosure Letter. Starwood has made available to TriNet true, correct and complete copies of (A) all material documents evidencing or securing the Starwood Loans, except that with respect to Starwood Loans which are in the nature of collateralized mortgage backed securities ("STARWOOD CMBS"), Starwood has made such items available only to the extent in Starwood's files, (B) all intercreditor and similar agreements with lenders whose loans are senior to the Starwood Loans, except that with respect to the Starwood CMBS and Starwood Loans in the nature of a participation interest, such items are made available only to the extent in Starwood's files, (C) to the extent in Starwood's files, all documents evidencing or securing such senior loans and, to the extent in Starwood's files, the Starwood Pledged Ground Leases, (D) all participation agreements relating to Starwood Loans which consist of loan participations except that with respect to the Starwood CMBS and items described in (C) above and (E) below, such items are made available only to the extent in Starwood's files, (E) to the extent in Starwood's files, all partnership agreements of partnerships interests in which have been pledged as security for any Starwood Loan and (F) all material amendments and modifications of the foregoing documents described in clauses
(A), (B), (C), (D) and (E) above, except with respect to the Starwood

CMBS and Starwood Loans in the nature of a participation interest, such items are made available only to the extent in Starwood's files. Section 3.2(b)(iii) of the Starwood Disclosure Letter sets forth a list, as of the date hereof unless otherwise indicated, of the following: (A) all loans (including loan participations) held by Starwood or any of its Subsidiaries and the holder of, and borrower with respect to, each such loan (except with respect to Starwood
CMBS), (B) the outstanding principal balance of each such loan (the term "principal balance" to include, for this purpose, all accrued and unpaid interest, other than interest accrued during the current month or other payment period), except with respect to Starwood CMBS, only the principal balance of the Starwood CMBS is indicated), (C) in the case of any loan which entitles the lender to a share of cash flow or revenues, the amount received by Starwood or its Subsidiary in the year ended December 31, 1998 on account of such cash flow or revenues, (D) with respect to Starwood Loans which are in the nature of a participation interest in which Starwood and the participants participate in payments thereunder entirely on a PARI PASSU basis, the percentage interest of Starwood or the applicable Starwood Subsidiary, (E) the amount of any remaining monetary commitments of Starwood and its Subsidiaries with respect to such loans, (F) the amount of impounds or reserves deposited with Starwood or a Starwood Subsidiary by a borrower or other obligor in respect of a Starwood Loan, (G) to the Knowledge of Starwood, the outstanding principal balance as of April 30, 1999 of loans senior to the Starwood Loans and (H) a general description of the categories of collateral securing each Starwood Loan. To the Knowledge of Starwood, each Starwood Loan (other than Starwood CMBS and Starwood participations, as to which the representation is made only to the Knowledge of Starwood) is secured by valid, perfected security interests or liens the invalidity or nonperfection of which would not, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect, subject only to senior loans identified elsewhere in this Agreement or in Starwood's files, to the extent such files were made available to TriNet (or which were otherwise made available to TriNet) and indebtedness described in the Starwood Disclosure Letter and to Starwood Encumbrances. None of Starwood, any of its Subsidiaries, and, to the Knowledge of Starwood, the lead lender in respect of any Starwood Loan which consists of a loan participation, has waived the borrower's obligations with respect to any Starwood Loan which would be reasonably expected to result in a Starwood Material Adverse Effect. To the Knowledge of Starwood, no property which serves as security (or the equity interests with respect to which serve as security) for any Starwood Loan has been affected by any casualty which has not been fully restored or by any condemnation or eminent domain proceeding which would be reasonably expected to result in a Starwood Material Adverse Effect. Representations and Warranties in this Agreement as to Starwood CMBS and participations are qualified by the Knowledge of Starwood to the extent relating to the loans underlying such assets.

        (iv) There are no outstanding contractual obligations of Starwood or any Starwood Subsidiary to repurchase, redeem or otherwise acquire any shares of beneficial interest, stock or other ownership interests in Starwood or any Starwood Subsidiary, and, other than the Starwood Loans, there are no outstanding contractual obligations of Starwood or any Starwood Subsidiary to make any investment of $500,000 or more, individually, or more than $2,000,000 in the aggregate during the 12 months after the Effective Time (in each case, in the form of a loan, capital contribution or otherwise) in any Person.

    (c) CAPITAL STRUCTURE. The authorized shares of beneficial interest of Starwood consists of 109,400,000 shares of beneficial interest, of which 70,000,000 shares are designated Class A Common Shares, par value $1.00 per share (the "STARWOOD CLASS A COMMON SHARES"), and 35,000,000 shares are designated Class B Common Shares, par value $.01 per share (the "STARWOOD CLASS B COMMON SHARES") and 4,400,000 shares are designated preferred shares, par value $.01 per share. As of June 1, 1999, (i) 52,470,951 Starwood Class A Common Shares, 26,235,475 Starwood Class B Common Shares and 4,400,000 9.5% Series A Preferred Shares of Starwood ("STARWOOD SERIES A PREFERRED SHARES") constitute all of the issued and outstanding shares of beneficial interest of Starwood,
(ii) options to purchase 5,439,884 Starwood Class A Common Shares (the "STARWOOD STOCK OPTIONS") were available for grant under Starwood's 1996 Long-Term Incentive Plan (as amended and restated as of March 13, 1998) (the "STARWOOD STOCK PLAN"), of which 2,427,603 options to purchase Starwood Class A Common Shares are outstanding,

(iii) 2,975,400 of Starwood Class A Common Shares were reserved for issuance upon the exercise of warrants issued to Lazard Freres Real Estate Fund II, L.P. (the "LF ONSHORE FUND") pursuant to a Securities Purchase Agreement (the "F SECURITIES PURCHASE AGREEMENT"), dated December 15, 1998, by and among Starwood, LF Mortgage REIT, LF Onshore Fund and Lazard Freres Real Estate Offshore Fund II, L.P. (the "LF Offshore Fund") (the "ONSHORE FUND WARRANT"), (iv) 3,024,600 shares of Starwood Class A Common Shares were reserved for issuance upon the exercise of warrants issued to the LF Offshore Fund pursuant to the LF Securities Purchase Agreement (the "OFFSHORE FUND WARRANT") and together with the Onshore Fund Warrant, the "STARWOOD WARRANTS") and (v) 535,418 Starwood Class A Common Shares were reserved for issuance upon conversion of the outstanding Starwood Class B Common Shares. The authorized stock of Starwood Sub consists of 1,000 shares of common stock, par value $.01 per share, all of which are outstanding and held by Starwood on the date hereof. On the date of this Agreement, except as set forth in this Section 3.2(c), no shares of beneficial interest, stock or other voting securities of Starwood or Starwood Sub were issued, reserved for issuance or outstanding. There are no outstanding share appreciation rights relating to the beneficial interest or stock of Starwood or Starwood Sub. All outstanding shares of beneficial interest or stock of Starwood and Starwood Sub are, and all shares which may be issued pursuant to this Agreement will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no bonds, debentures, notes or other indebtedness of Starwood or Starwood Sub having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Starwood may vote. Starwood Class B Common Shares may be converted for Starwood Class A Common Shares on the basis of one Starwood Class A Common Share for 49 Starwood Class B Common Shares at the option of the holder of Starwood Class B Common Shares. Except as set forth in this Section 3.2(c), and except for the Starwood Stock Options, the Starwood Warrants and the Starwood Class B Common Shares as of the date of this Agreement there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Starwood or any Starwood Subsidiary is a party or by which such entity is bound, obligating Starwood or any Starwood Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of beneficial interest, stock, voting securities or other ownership interests of Starwood or of any Starwood Subsidiary or obligating Starwood or any Starwood Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking, other than to Starwood or a wholly owned Starwood Subsidiary; Section 3.2(c) of the Starwood Disclosure Letter sets forth the amount of any such securities issuable by Starwood on an agreement by agreement basis.

    (d) AUTHORITY; NONCONTRAVENTION; CONSENTS. Starwood has the requisite corporate power and authority to enter into this Agreement, the Incorporation Merger Agreement and the Advisor Transaction Agreement and each other Ancillary Agreement to which Starwood is a party and, subject to receipt of the Starwood Shareholder Approvals, to consummate the transactions contemplated by this Agreement, the Incorporation Merger Agreement, the Advisor Transaction Agreement and each other Ancillary Agreement to which Starwood is a party. Starwood Sub has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement, the Incorporation Merger Agreement, the Advisor Transaction Agreement and each other Ancillary Agreement to which Starwood is a party by Starwood and the consummation by Starwood of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Starwood, subject to receipt of the Starwood Shareholder Approvals. The execution and delivery of this Agreement by Starwood Sub and the consummation by Starwood Sub of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Starwood Sub. This Agreement, the Incorporation Merger Agreement, the Advisor Transaction Agreement and each other Ancillary Agreement to which Starwood is a party have been duly executed and delivered by Starwood and, in the case of this Agreement, by Starwood Sub, and constitute the valid and binding obligations of Starwood and Starwood Sub, as applicable, and are enforceable against Starwood and Starwood Sub, as applicable, in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity. The execution and delivery of this Agreement, the Incorporation Merger Agreement, the Advisor Transaction Agreement and each other Ancillary Agreement to which Starwood is a party by Starwood and the execution and delivery of this Agreement by Starwood Sub do not, and the consummation of the transactions contemplated hereby and thereby and compliance by Starwood and Starwood Sub, as applicable, with the provisions of this Agreement, the Incorporation Merger Agreement, the Advisor Transaction Agreement and each other Ancillary Agreement to which Starwood is a party do not and will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Starwood or any Starwood Subsidiary under, (i) subject to receipt of the Starwood Shareholder Approvals, the amended and restated declaration of trust or the amended and restated bylaws of Starwood or the comparable charter or organizational documents or partnership or similar agreement (as the case may be) of any Starwood Subsidiary, each as amended, restated or supplemented to the date of this Agreement, (ii) any loan or credit agreement, note, bond, mortgage, indenture, reciprocal easement agreement, lease or other agreement, instrument, permit, concession, contract, franchise or license applicable to Starwood or any Starwood Subsidiary or their respective properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any Laws applicable to Starwood or any Starwood Subsidiary or their respective properties or assets, other than, in the case of clause (ii) or (iii), any such conflicts, violations, defaults, rights or Liens that individually or in the aggregate would not (x) reasonably be expected to result in a Starwood Material Adverse Effect or (y) materially delay or prevent the consummation of the Merger, the Incorporation Merger and the Advisor Transaction. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Starwood or any Starwood Subsidiary in connection with the execution and delivery of this Agreement, the Incorporation Merger Agreement, the Advisor Transaction Agreement and each other Ancillary Agreement to which Starwood is a party, by Starwood or Starwood Sub or the consummation by Starwood or the Starwood Subsidiaries of any of the transactions contemplated hereby and thereby, except for (i) the filing with the SEC of (x) the Proxy Statement and the Registration Statement and (y) such reports under Sections 13 and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (ii) the acceptance for record of the Articles of Merger for the Merger by the SDAT, (iii) such filings as may be required in connection with the payment of any Transfer and Gains Taxes, and (iv) such other consents, approvals, orders, authorizations, registrations, declarations and filings as are set forth in Section 3.2(d) of the Starwood Disclosure Letter or (A) as may be required under (x) federal, state or local environmental laws or (y) the "blue sky" laws of various states or (B) which, if not obtained or made, would not prevent or delay in any material respect the consummation of the Merger or any of the transactions contemplated by this Agreement or any Ancillary Agreement or otherwise prevent Starwood from performing its obligations hereunder or thereunder in any material respect or be reasonably expected to result in, individually or in the aggregate, a Starwood Material Adverse Effect.

    (e) SEC DOCUMENTS; FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES. Starwood has filed all reports, schedules, forms, statements and other documents required to be filed with the SEC since March 18, 1998 (collectively, the "STARWOOD SEC DOCUMENTS"). All of the Starwood SEC Documents (other than preliminary materials or materials that were subsequently amended), as of their respective filing dates, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and, in each case, the rules and regulations promulgated thereunder applicable to such Starwood SEC Documents. None of the Starwood SEC Documents at the time of filing contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been amended, modified or superseded by later filed Starwood

SEC Documents. None of the Starwood SEC Documents is, as of the date hereof, the subject of any confidential treatment request by Starwood. Except to the extent such statements have been amended, modified or superseded by later Starwood Filed SEC Documents (as defined below), the consolidated financial statements of Starwood, as applicable, included in the Starwood SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of interim financial statements, as permitted by the applicable rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented in all material respects, in accordance with the applicable requirements of GAAP, the consolidated financial position of Starwood and the Starwood Subsidiaries, taken as a whole, as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of interim financial statements, to normal year-end adjustments). Except as set forth in the Starwood SEC Documents filed with the SEC prior to the date of this Agreement (the "STARWOOD FILED SEC DOCUMENTS"), neither Starwood nor any Starwood Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of Starwood or in the notes thereto and which, individually or in the aggregate, would reasonably be expected to result in a Starwood Material Adverse Effect.

    (f) ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Starwood Filed SEC Documents, since December 31, 1998 (the "STARWOOD FINANCIAL STATEMENT DATE") and to the date of this Agreement, Starwood and the Starwood Subsidiaries have conducted their business only in the ordinary course and there has not been (i) any events which have occurred or circumstances which have arisen that, individually or in the aggregate have resulted in or would reasonably be expected to result in a Starwood Material Adverse Effect, nor has there been any occurrence or circumstance that with the passage of time would reasonably be expected to result in a Starwood Material Adverse Change, (ii) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to any of Starwood's beneficial interest or Starwood Sub's stock, except for (A) regular quarterly dividends not in excess of $.42 per Starwood Class A Common Share, (B) regular quarterly dividends not in excess of $200,000 in the aggregate for all Starwood Class B Common Shares, (C) regularly quarterly dividends not in excess of $4.75 Starwood Series A Preferred Share and (D) any distributions by any Starwood Subsidiaries to other Starwood Subsidiaries or to Starwood, in each case, with customary record and payment dates, (iii) any split, combination or reclassification of any of Starwood's beneficial interest or Starwood Sub's stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for, or giving the right to acquire by exchange or exercise, shares of its stock or any issuance of an ownership interest in any Starwood Subsidiary that is not wholly owned by Starwood, (iv) any damage, destruction or loss, whether or not covered by insurance, that, individually or in the aggregate, has resulted in or would reasonably be expected to result in a Starwood Material Adverse Effect or (v) any change in accounting methods, principles or practices by Starwood or any Starwood Subsidiary materially affecting its assets, liabilities or business, except insofar as may have been required by a change in applicable Law or GAAP. All dividends on Starwood Common Stock and Starwood Preferred Stock which have been declared prior to the date of this Agreement have been paid in full.

    (g) LITIGATION. Except as disclosed in the Starwood Filed SEC Documents and other than personal injury and other routine tort litigation arising from the ordinary course of operations of Starwood and the Starwood Subsidiaries which are covered by adequate insurance, there is no suit, action or proceeding pending (in which service of process has been received by an employee of Starwood) or, to the Knowledge of Starwood and Starwood Sub, threatened against or affecting Starwood or any Starwood Subsidiary that, individually or in the aggregate, could reasonably be expected to (i) result in a Starwood Material Adverse Effect or (ii) prevent the consummation of any of the transactions contemplated by this Agreement, the Advisor Transaction Agreement or the Incorporation Merger Agreement or any other Ancillary Agreement, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Starwood or any Starwood Subsidiary having, or that would have, any such effect.

Section 3.2(g) of the Starwood Disclosure Letter lists and briefly describes each litigation pending as of the date hereof against Starwood or any Starwood Subsidiary other than personal injury and routine tort litigation arising from the ordinary course of business of Starwood and the Starwood Subsidiaries, which would reasonably be expected to result in a Starwood Material Adverse Effect.

    (h)  ABSENCE OF CHANGES IN BENEFIT PLANS; ERISA COMPLIANCE.

        (i) Except as disclosed in the Starwood Filed SEC Documents since the Starwood Financial Statement Date, there has not been any adoption or amendment in any material respect, or the undertaking of any additional obligation by Starwood, any Starwood Subsidiary or any Starwood ERISA Affiliate (as defined below) of any Starwood Benefit Plan (as defined below). For purposes of this Agreement, "STARWOOD BENEFIT PLAN" shall mean any Employee Plan sponsored or maintained by Starwood, any Starwood Subsidiary or any Starwood ERISA Affiliate, or with respect to which Starwood, any Starwood Subsidiary or any Starwood ERISA Affiliate has any obligation to contribute, has liability under or is otherwise a party to, or which otherwise provides benefits for any current or former employees, officers, directors or other independent contractors (or their dependents and beneficiaries) of Starwood or any Starwood Subsidiary. For purposes of this Agreement, "STARWOOD ERISA AFFILIATE" means any entity required to be aggregated with any of Starwood or any Starwood Subsidiary under Sections 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA. Section 3.2(h)(i) of the Starwood Disclosure Letter sets forth each Starwood Benefit Plan.

        (ii) Except as described in the Starwood Filed SEC Documents or as would not reasonably be expected to result in a Starwood Material Adverse Effect, (A) all Starwood Benefit Plans, including any such plan that is an "employee benefit plan" as defined in Section 3(3) of ERISA, have been made available to TriNet and are in compliance with the terms of such plan and all applicable requirements of law, including ERISA and the Code and, without limitation, the requirements of ERISA and all tax rules for which favorable tax treatment is intended, and (B) there are no liabilities or obligations with respect to any such Starwood Benefit Plan, whether accrued, contingent or otherwise (other than obligations by Starwood and the Starwood Subsidiaries to make contributions, and for such plan to pay benefits and administrative costs, incurred in the ordinary course), nor to the Knowledge of Starwood are any such liabilities or obligations expected to be incurred. The execution of, and performance of the transactions contemplated in, this Agreement will not (either alone or together with the occurrence of any additional or subsequent events) constitute an event under any Starwood Benefit Plan, policy, program, arrangement or agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee or director, will not result in any "golden parachute payments" being due (as defined for purposes of Section 280G of the Code), or result in any breach or violation of, or a default under, any of the Starwood Benefit Plans. The only severance agreements or severance policies applicable to Starwood or the Starwood Subsidiaries are the agreements and policies specifically referred to in Section 3.2(h)(ii) of the Starwood Disclosure Letter.

        (iii) Without limiting the foregoing, each Starwood Benefit Plan which is intended to be tax-qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified and such determination has not been modified, revoked or limited, and no circumstances have occurred that would adversely affect the tax-qualified status of any such plan. No Starwood Benefit Plan is or has ever been subject to Part III of Subtitle B of Title I of ERISA or Title IV of ERISA or Section 412 of the Code. None of Starwood or any Starwood Subsidiary, or any "party in interest" (as defined in Section 3(14) of ERISA) or any "disqualified person" (as defined in Section 4975 of the Code) with respect to any Starwood Benefit Plan, has engaged in a non-exempt "prohibited transaction" within the meaning of Section 4975 of the Code or
Section 406 of ERISA that would reasonably be expected to result in a Starwood Material Adverse Effect. No Starwood Benefit Plan provides for health or life insurance for employees after termination of employment (except as required by law).

    (i)  TAXES.

        (i) Each of Starwood and each Starwood Subsidiary has timely filed with the appropriate taxing authority all Tax Returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a Governmental Entity having authority to do so). Each such Tax Return is true, correct and complete in all material respects. Starwood and each Starwood Subsidiary has paid (or Starwood has paid on their behalf), within the time and manner prescribed by law, all Taxes that are due and payable. The United States federal income Tax Returns of Starwood and each Starwood Subsidiary have not been audited by any Taxing Authority. There are no audits by any Taxing Authority currently being conducted with regard to Taxes or Tax Returns of Starwood or any Starwood Subsidiary, and to the Knowledge of Starwood, there are no pending audits or current inquiries being made by any Taxing Authority with respect to any Taxes or Tax Returns. The most recent financial statements contained in the Starwood SEC Documents filed with the SEC prior to the date of this Agreement reflect an adequate reserve for all material Taxes (including real estate Taxes) payable by Starwood and each Starwood Subsidiary for all taxable periods and portions thereof through the date of such financial statements. Since the Starwood Financial Statement Date, Starwood has incurred no liability for federal taxes, other than withholding and employment taxes, under the Code or IRS Notice 88-19. To the Knowledge of Starwood, no event has occurred, and no condition or circumstance exists, which presents a material risk that any material Tax described in the preceding sentence will be imposed upon Starwood or any Starwood Subsidiary. No deficiencies for any Taxes have been proposed, asserted or assessed against Starwood or any of the Starwood Subsidiaries and no requests for waivers of the time to assess any such Taxes have been granted and remain in effect or are pending.

        (ii) Starwood (A) for its taxable year ended on December 31, 1998 has satisfied the requirements to qualify for taxation as a REIT under the Code for such year, (B) has operated, and intends to continue to operate, in such a manner as to qualify as a REIT and (C) has not taken or omitted to take any action which could reasonably be expected to result in a challenge to its status as a REIT, and no such challenge is pending or, to Starwood's Knowledge, threatened. Each Starwood Subsidiary which is a partnership or limited liability company or files Tax Returns as a partnership for federal income tax purposes has since its acquisition by Starwood been classified for federal income tax purposes as a partnership or disregarded entity and not as an association taxable as a corporation or a "publicly traded partnership" within the meaning of Section 7704(b) of the Code that is treated as a corporation for federal income tax purposes under Section 7704(a) of the Code. Starwood distributed all of its earnings and profits accumulated in non-REIT years (within the meaning of Section 857 of the Code) on or before December 31, 1998. Neither Starwood nor any Starwood Subsidiary holds any assets the disposition of which would be subject to rules similar to Section 1374 of the Code as announced in IRS Notice 88-19.

        (iii) To the best Knowledge and belief of Starwood, Starwood qualifies as a "domestically controlled" REIT within the meaning of Section 897(h)(4)(B) of the Code, as of the date hereof.

    (j) NO LOANS OR PAYMENTS TO EMPLOYEES, OFFICERS OR DIRECTORS. Except as disclosed in the Starwood Filed SEC Documents or as otherwise specifically provided for in this Agreement, there is no (i) loan outstanding from or to any employee, officer, director or trustee of Starwood or any Starwood Subsidiary which, in the aggregate together with all such loans, has a principal amount in excess of $500,000, (ii) employment or severance agreement which, in the aggregate together with all such agreements, provides for payments in excess of $500,000 by Starwood or any Starwood Subsidiary or material consulting contract, policy, agreement, program or arrangement of Starwood or any Starwood Subsidiary, (iii) agreements which, in the aggregate together with all other agreements, requires material payments to be made on a change of control or otherwise as a result of the consummation of any of the transactions contemplated by this Agreement with respect to any employee, officer, director or trustee of Starwood or any Starwood Subsidiary or (iv) any agreement to appoint or nominate any person as a director of Starwood, New Starwood or any Starwood Subsidiary.

    (k) BROKERS; SCHEDULE OF FEES AND EXPENSES. No broker, investment banker, financial advisor or other person, other than Bear, Stearns & Co., Inc. ("BEAR, STEARNS"), Bank of America Securities LLC and Houlihan Lokey Howard & Zukin, the fees and expenses of which, as set forth in letter agreements between Starwood and each such financial advisor, have previously been disclosed to TriNet and will be paid by Starwood, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Merger or any of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Starwood or any other Starwood Subsidiary.

    (l) COMPLIANCE WITH LAWS. Except as disclosed in the Starwood Filed SEC Documents, none of Starwood or any of the Starwood Subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule, judgment, decree or order of any Governmental Entity applicable to its business, properties or operations, except for violations and failures to comply that would not, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect.

    (m)  CONTRACTS; DEBT INSTRUMENTS.

        (i) None of Starwood or any Starwood Subsidiary has received written notice that it is in violation of or in default under, in any material respect (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default under), any material loan or credit agreement, note, bond, mortgage, indenture or any material lease, permit, concession, franchise or license, or any material agreement to acquire real property, or any other material contract, agreement, arrangement or understanding, to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect.

        (ii)  Section 3.2(m)(ii) of the Starwood Disclosure Letter sets forth
(A) a detailed list of all indebtedness of Starwood and the Starwood Subsidiaries under which an aggregate principal amount in excess of $5,000,000 per item is outstanding or may be incurred other than (i) indebtedness payable to Starwood or a wholly owned Starwood Subsidiary and (ii) indebtedness which is reflected in the financial statements set forth in the Starwood Filed SEC Documents, and (B) the respective principal amounts outstanding thereunder or, in the case of financial products the notional amounts thereof, on March 31, 1999. Starwood has previously delivered to TriNet true and correct copies of all of the agreements relating to the indebtedness disclosed in Section 3.2(m)(ii) of the Starwood Disclosure Letter.

        (iii) None of Starwood or any Starwood Subsidiary has entered into or is subject, directly or indirectly, to any Starwood Tax Protection Agreements. As used herein, a "STARWOOD TAX PROTECTION AGREEMENT" is an agreement, oral or written, (A) that has as one of its purposes to permit a Person to take the position that such Person could defer federal taxable income that otherwise might have been recognized upon a transfer of property to Starwood or a Starwood Subsidiary or attributable to the acquisition or ownership of an interest in any Starwood Subsidiary that is treated as a partnership for federal income tax purposes and (B) that (i) prohibits or restricts in any manner the disposition of any assets of Starwood or any Starwood Subsidiary, (ii) requires that Starwood or any Starwood Subsidiary maintain, increase or put in place, or replace, indebtedness, whether or not secured by one or more of the Starwood Properties or (iii) requires that Starwood or any Starwood Subsidiary offer to any person or entity at any time the opportunity to guarantee or otherwise assume, directly or indirectly, the risk of loss for federal income tax purposes for indebtedness or other liabilities of Starwood or any Starwood Subsidiary.

    (n) ENVIRONMENTAL MATTERS. Except as disclosed in the Starwood Filed SEC Documents, (i) none of Starwood or the Starwood Subsidiaries or, to Starwood's Knowledge, any other Person has caused or permitted the presence of any Hazardous Materials on or under any of the Starwood Properties or any of the properties securing the Starwood Loans and none of Starwood or the Starwood Subsidiaries has any Knowledge of the presence of any Hazardous Materials on or under any of the Starwood Properties or any of the properties securing the Starwood Loans except to the extent the presence of such Hazardous

Materials, individually or in the aggregate, would not reasonably be expected to result in a Starwood Material Adverse Effect, (ii) none of Starwood, any of the Starwood Subsidiaries or, to Starwood's Knowledge, any other Person, has caused or permitted any unlawful spills, releases, discharges or disposal of Hazardous Materials to have occurred or be presently occurring on or from the Starwood Properties or any of the properties securing the Starwood Loans as a result of any construction on or operation or use of such properties and none of Starwood or the Starwood Subsidiaries has any Knowledge of any spills, releases, discharges or disposal of Hazardous Materials having occurred or presently occurring on, under or from the Starwood Properties or any of the properties securing the Starwood Loans as a result of any construction on or operation or use of any such property, in each of the foregoing cases, which presence or occurrence would, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect; (iii) in connection with the construction on or operation and use of the Starwood Properties, Starwood and the Starwood Subsidiaries and, to Starwood's Knowledge, the owners or operators of the properties securing the Starwood Loans have not failed to comply in any material respect with any applicable Environmental Law, except to the extent such failure to comply, individually or in the aggregate, would not reasonably be expected to result in a Starwood Material Adverse Effect. Starwood has previously delivered or made available to TriNet complete copies of all reports on and results of investigations, testing or analysis that are in the possession of or available to any of them with respect to the environmental condition of the Starwood Properties or with respect to environmental compliance of operations conducted on or from any such Property.

    (n) ENVIRONMENTAL MATTERS. Except as disclosed in the Starwood Filed SEC Documents, (i) none of Starwood or the Starwood Subsidiaries or, to Starwood's Knowledge, any other Person has caused or permitted the presence of any Hazardous Materials on or under any of the Starwood Properties or any of the properties securing the Starwood Loans and none of Starwood or the Starwood Subsidiaries has any Knowledge of the presence of any Hazardous Materials on or under any of the Starwood Properties or any of the properties securing the Starwood Loans except to the extent the presence of such Hazardous Materials, individually or in the aggregate, would not reasonably be expected to result in a Starwood Material Adverse Effect, (ii) none of Starwood, any of the Starwood Subsidiaries or, to Starwood's Knowledge, any other Person, has caused or permitted any unlawful spills, releases, discharges or disposal of Hazardous Materials to have occurred or be presently occurring on or from the Starwood Properties or any of the properties securing the Starwood Loans as a result of any construction on or operation or use of such properties and none of Starwood or the Starwood Subsidiaries has any Knowledge of any spills, releases, discharges or disposal of Hazardous Materials having occurred or presently occurring on, under or from the Starwood Properties or any of the properties securing the Starwood Loans as a result of any construction on or operation or use of any such property, in each of the foregoing cases, which presence or occurrence would, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect; (iii) in connection with the construction on or operation and use of the Starwood Properties, Starwood and the Starwood Subsidiaries and, to Starwood's Knowledge, the owners or operators of the properties securing the Starwood Loans have not failed to comply in any material respect with any applicable Environmental Law, except to the extent such failure to comply, individually or in the aggregate, would not reasonably be expected to result in a Starwood Material Adverse Effect. Starwood has previously delivered or made available to TriNet complete copies of all reports on and results of investigations, testing or analysis that are in the possession of or available to any of them with respect to the environmental condition of the Starwood Properties or with respect to environmental compliance of operations conducted on or from any such Property.

    (o)  STARWOOD PROPERTIES.

        (i) Starwood or a Starwood Subsidiary owns fee simple title to or has a valid leasehold interest in, each of the real properties reflected on the most recent balance sheet of Starwood included in the Starwood Filed SEC Documents or as identified in Section 3.2(o) of the Starwood Disclosure Letter (the "STARWOOD PROPERTIES"), which are all of the real estate properties owned or leased by them, free and clear of liens, mortgages or deeds of trust, claims against title, charges which are liens, security interests or other encumbrances on title, any rights of way, written agreements or reservations of an interest in title ("STARWOOD ENCUMBRANCES") except for (a) debt or other liabilities identified on Section 3.1(m)(ii) of the Starwood Disclosure Letter, (b) inchoate liens imposed for construction work in progress, (c) mechanics', workmen's and repairmen's liens (other than inchoate liens for work in progress) which have heretofore been bonded over or which, individually or in the aggregate, are not reasonably expected to result in a Starwood Material Adverse Effect or the discharge of which is the responsibility of a lessee of the applicable Starwood Property, (d) Taxes not yet due and payable or which are being contested in good faith with adequate reserves as required by GAAP, (e) leases entered into in the ordinary course of Starwood's business and subleases under such leases as tenants only with no options to purchase except as listed on Section 3.2(o) of the Starwood Disclosure Letter, (f) matters affecting title to multi-tenant office real estate a portion of which has been leased to Starwood or a Starwood Subsidiary, as tenants, primarily for office purposes (each such lease, a "STARWOOD OFFICE SPACE LEASES") and (g) other Starwood Encumbrances, if any, which, individually or in the aggregate, would not, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect;

        (ii) Valid policies of title insurance have been issued (or, in the case of title policies with regard to Starwood Loans secured by real estate mortgages or deeds of trust, if not issued, the insurer is obligated to issue a title policy with respect thereto) insuring (i) Starwood's or a Starwood Subsidiary's fee simple title or leasehold estate to the Starwood Properties, (other than leaseholds with respect to Starwood Office Space Leases) and (ii) the real estate mortgages or deeds of trust pertaining to Starwood Loans (other than Starwood CMBS and participations) originated by Starwood or a Starwood Subsidiary or, to the Knowledge of Starwood, any other Starwood Loans or Starwood participations (excluding Starwood CMBS) secured by a real estate mortgage or deed of trust, and except as noted therein, and such policies are, at the date hereof, in full force and effect and no claim has been made against any such policy which is currently pending which would, if decided adversely, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect;

        (iii) None of Starwood or the Starwood Subsidiaries has received written notice of any violation of any federal, state or municipal law, ordinance, order, regulation or requirement affecting any portion of any of the Starwood Properties issued by any Governmental Entity that has not otherwise been resolved which would, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect;

        (iv) None of Starwood or the Starwood Subsidiaries has received notice of or has Knowledge of, any condemnation or rezoning or proceedings that are pending or, to the Knowledge of Starwood, threatened with respect to any of the Starwood Properties which would, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect;

        (v) Except as would not, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect, each tenant (or subtenant if Starwood or a Starwood Subsidiary is itself a tenant), of a Starwood Property owned or leased by Starwood or the applicable Starwood Subsidiary, or, to the Knowledge of Starwood, a subtenant thereof in which subtenant's rent Starwood or a Starwood Subsidiary participates or otherwise shares with the tenant, has entered into a lease or a sublease, if applicable, for the possession of such Starwood Property (each lease or other right of occupancy affecting or relating to a Starwood Property under which Starwood or a Starwood Subsidiary is the lessor is referred to herein as a "STARWOOD LEASE"); except as disclosed in the Starwood Filed SEC Documents, each Starwood Lease owned or leased by Starwood or a Starwood Subsidiary, is in full force and effect and none of Starwood or the Starwood Subsidiaries has received written notice of any defense to the obligations of the tenant thereunder or any claim asserted or threatened by any such tenant or guarantor of the tenant's obligations, which defense or claim, if sustained, would be reasonably expected to result in a Starwood Material Adverse Effect; and except as would not individually or in the aggregate reasonably be expected to result in a Starwood Material Adverse Effect, (a) the lessor under each Starwood Lease owned or leased by Starwood or a Starwood Subsidiary, has complied with its obligations under such Starwood Lease, (b) no tenant with respect to any Starwood Property owned or leased by Starwood or any Starwood Subsidiary is in default in the payment of fixed, base or minimum rent or other rental obligation payable to Starwood or a Starwood Subsidiary beyond the expiration of any applicable grace or cure period and (c) none of Starwood or the Starwood Subsidiaries has notice of any default by the tenant under such Starwood Lease;

        (vi) The mortgages and deeds of trust encumbering the Starwood Properties are not (i) cross-defaulted to any indebtedness other than indebtedness of Starwood or any of the Starwood Subsidiaries or (ii) cross-collateralized to any property not owned by Starwood or any of the Starwood Subsidiaries;

        (vii) The rent roll provided by Starwood to TriNet lists each Starwood Lease in effect as of the date hereof and the following information as of the date hereof for each Starwood Lease (other than Starwood Office Space Leases):
(a) tenant's name, (b) rentable square feet, (c) current rental rate, (d) scheduled rental increases, (e) current expiration date and (f) to the extent the landlord may be obligated to perform the following within five years after the Effective Time: each obligation of the landlord to construct, add to or expand a building (not including for this purpose tenant improvements in the ordinary course) and each option of a tenant of a Starwood Property to require Starwood or any Starwood Subsidiary to construct, add to or expand a building (the "STARWOOD RENT ROLL"). Starwood has made available to TriNet true, correct and complete copies of all Starwood Leases, including all material amendments, modifications, supplements, renewals, extensions and guarantees related thereto, as of the date hereof. Except for discrepancies that, either individually or in the aggregate, would not reasonably be expected to result in a Starwood Material Adverse Effect, all information set forth in the Starwood Rent Roll is true, correct and complete as of the date thereof; and

        (viii) Starwood and the Starwood Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which they are engaged and such insurance is adequate for the value of their properties; all policies of insurance insuring Starwood and the Starwood Subsidiaries or their respective businesses and assets, are in full force and effect except as would not reasonably be expected to result in a Starwood Material Adverse Effect; Starwood and the Starwood Subsidiaries are in compliance with the terms of such policies and there are no claims by Starwood or the Starwood Subsidiaries under any such policy as to which any insurance company is denying liability or defending under a reservation of rights clause, other than claims which (i) are for less than $250,000 or as disclosed in Section 3.2(o)(vii) of the Starwood Disclosure Letter or (ii) would not otherwise, individually or in the aggregate, reasonably be expected to result in a Starwood Material Adverse Effect (it being understood that any such claim which is for an amount in excess of $250,000 shall not, solely by reason of such fact, be deemed reasonably likely to result in a Starwood Material Adverse Effect).

    (p) OPINION OF FINANCIAL ADVISOR. The Board of Trustees of Starwood has received the opinion of Bear Stearns, Starwood's financial advisor, satisfactory to Starwood's Board of Trustees, a written copy of which was or, upon receipt by Starwood's Board of Trustees will be, provided to TriNet, to the effect that, as of the date of such opinion, the Exchange Ratio is fair to Starwood from a financial point of view. It is agreed and understood that such opinion is for the benefit of Starwood's Board of Trustees and may not be relied upon by TriNet or its affiliates.

    (q) STATE TAKEOVER STATUTES. Starwood and Starwood Sub each has taken all actions necessary, if any, to exempt the Merger, this Agreement and the transactions contemplated by this Agreement from the operation of any Takeover Statute of the State of Maryland, including, without limitation, Sections 3-602 and 3-603 of the MGCL.

    (r) 1940 ACT. None of Starwood or any of the Starwood Subsidiaries is, or at the Effective Time will be, required to be registered under the 1940 Act.

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
    (s) PROXY STATEMENT AND REGISTRATION STATEMENT. The information furnished by Starwood and Starwood Sub for inclusion or incorporation by reference in the Registration Statement and any amendment or supplement thereto will not, as of the date the Registration Statement is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order the make the statements therein not misleading. The information furnished by Starwood for inclusion or incorporation by reference in the Proxy Statement will not, on the dates the Proxy Statement first is mailed or furnished to securityholders of TriNet or Starwood or on the respective meeting dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding the foregoing, Starwood and Starwood Sub make no representation or warranty with respect to any information furnished by TriNet for inclusion or incorporation by reference in any of the foregoing documents.

    (t) VOTE REQUIRED. The affirmative vote of the holders of at least two-thirds of the outstanding Starwood Class A Common Shares and Starwood Class B Common Shares voting as a single class is the only vote of the holders of any class or series of Starwood's beneficial interest necessary (under applicable law or otherwise) to approve the Merger, this Agreement, the Incorporation Merger and the Incorporation Merger Agreement (the "STARWOOD MERGER SHAREHOLDER APPROVAL" and the "STARWOOD INCORPORATION MERGER SHAREHOLDER APPROVAL"). The approval of a majority of the outstanding Starwood Class A Common Shares and Starwood Class B Common Shares voting as a single class is the only vote of the holders of any class or series of Starwood's beneficial interest necessary (under applicable law or otherwise) to approve the Advisor Transaction and the Advisor Transaction Agreement (the "STARWOOD ADVISOR TRANSACTION SHAREHOLDER APPROVAL") and together with the Starwood Merger Shareholder Approval and the Starwood Incorporation Merger Shareholder Approval, the "STARWOOD SHAREHOLDER APPROVALS").

    (u)  YEAR 2000 ISSUES.

        (i) To the best Knowledge of Starwood and Starwood Sub, based on representations and warranties made by third parties and publicly available information, the software, hardware and equipment of Starwood owned, leased or licensed by it and used in the conduct of its business, as well as the elevator systems in those of the Starwood Properties for which Starwood has the responsibility under the applicable lease agreements to address Year 2000 compliance, and the heating ventilation and air conditioning, fire and safety and other automated building systems at those of the Starwood Properties for which Starwood has the responsibility under the applicable lease agreements to address Year 2000 compliance are or will be on or before December 31, 1999 Year 2000 Ready, except to the extent that the failure to be Year 2000 Ready would not reasonably be expected to result in a Starwood Material Adverse Effect.

    (v) OPERATIONS OF STARWOOD SUB AND NEW STARWOOD. Each of New Starwood and Starwood Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and the Incorporation Merger and has not engaged in any business activities or conducted any operations other than in conjunction with such transactions.

    (w) NO OWNERSHIP OF TRINET STOCK. As of the date of this Agreement, none of Starwood and the Starwood Subsidiaries owns, and as of the Closing Date (immediately prior to the Effective Time), none of Starwood and the Starwood Subsidiaries will own, any shares of capital stock of TriNet.

                                   ARTICLE IV

                                   COVENANTS

    Section 4.1.  CONDUCT OF BUSINESS BY TRINET.  Except as set forth in Section
4.1 of the TriNet Disclosure Letter, and as contemplated by this Agreement and the Ancillary Agreements to which TriNet is a party, during the period from the date of this Agreement to the earlier of (i) the termination of this Agreement and (ii) the Effective Time, TriNet shall, and shall cause each of the TriNet Managed

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
Subsidiaries and shall use commercially reasonable efforts to cause each TriNet Non-Managed Subsidiary to, carry on its businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent therewith, use commercially reasonable efforts to preserve intact in all material respects its current business organization, goodwill, ongoing businesses and TriNet's status as a REIT within the meaning of the Code. Without limiting the generality of the foregoing, from the date of this Agreement to the earlier of (i) the termination of this Agreement and (ii) the Effective Time, except as set forth in Section 4.1 of the TriNet Disclosure Letter, and as contemplated by this Agreement and the Ancillary Agreements, TriNet shall not (and shall not authorize, commit or agree to) and shall cause the TriNet Managed Subsidiaries and shall use commercially reasonable efforts to cause the TriNet Non-Managed Subsidiaries not to (and not to authorize or commit or agree to):

    (a) (i) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of TriNet's stock, or any stock or other equity interests in any TriNet Subsidiary that is not directly or indirectly wholly owned by TriNet or any TriNet Subsidiary, except (v) in the case of TriNet, for regular quarterly dividends not in excess of $.65 per share of TriNet Common Stock and on and after December 1, 1999 $.70 per share of TriNet Common Stock, $.585938 per share of TriNet Series A Preferred Stock, $.575 per share of TriNet Series B Preferred Stock and $.50 per share of TriNet Series C Preferred Stock,
(w) any other distributions by any other wholly owned TriNet Subsidiaries, (x) the Final TriNet Dividend to be paid pursuant to Section 2.2(d)(i), (y) other dividends necessary in order for TriNet to maintain its status as a REIT and (z) required distributions under the organizational documents governing the TriNet Subsidiaries or under other agreements to which the TriNet Subsidiaries are a party; (ii) split, combine or reclassify any capital stock or partnership interests or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of such stock or partnership interests or (iii) purchase, redeem or otherwise acquire any shares of stock of TriNet or any options, warrants or rights to acquire, or security convertible into, shares of stock of TriNet except in connection with the use of TriNet Common Stock to pay the exercise price or tax withholding obligation upon the exercise of a TriNet Stock Option issued under any of the TriNet Stock Plans as presently permitted under those plans;

    (b) issue, deliver or sell, or grant any option or other right in respect of, any shares of capital stock, any other voting or redeemable securities of TriNet or any TriNet Subsidiary or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible or redeemable securities except to TriNet or a TriNet Subsidiary, except as permitted or required in connection with the exercise of outstanding options under the TriNet Option Plans or under any TriNet dividend reinvestment plan currently in effect, and except as permitted under Section 4.1(e);

    (c) amend TriNet's charter or bylaws, or any other comparable charter or organizational documents of any TriNet Subsidiary, except as otherwise contemplated by this Agreement or except for amendments to the organizational documents of the TriNet Subsidiaries to reflect the admission of new equity members and for other administrative matters;

    (d) merge, consolidate or enter into any other business combination transaction with any Person;

    (e) (i) acquire or agree to acquire by merging or consolidating with, or by purchasing all or a substantial portion of the equity securities or assets of, or by any other manner, any business or any corporation, partnership, limited liability company, joint venture, association, business trust or other business organization or division thereof or interest therein or any assets; (ii) mortgage or otherwise encumber or subject to any Lien or sell, lease or otherwise dispose of any of its material properties or assets or assign or encumber the right to receive income, dividends, distributions and the like or agree to do any of the foregoing, other than leases with respect to TriNet Properties which are entered into in the ordinary course of TriNet's business, consistent with past practice; or (iii) incur indebtedness for borrowed money or guarantee any indebtedness of another person, other than a TriNet Subsidiary, issue or sell any debt securities or warrants or other rights to acquire any debt securities of TriNet or any TriNet Subsidiary, guarantee any debt securities of another person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, prepay or refinance any indebtedness or make any loans, advances or capital contributions to, or investments in, any other Person other than the TriNet Subsidiaries, except that TriNet and the TriNet Subsidiaries may borrow and re-borrow, up to the limits in effect on the date of this Agreement, under the Amended and Restated Credit Agreement, dated as of June 1, 1998 among TriNet, Morgan Guaranty Trust Company and the other lenders named therein (the "TRINET REVOLVER") and TriNet and the TriNet Subsidiaries may refinance indebtedness outstanding on the date of this Agreement when it matures, provided that the replacement indebtedness may be prepaid at any time without penalty;

    (f) make any election relating to Taxes, other than an election which is not reasonably expected to affect the amount or timing of items of income, gain, loss or deductions of greater than $5,000,000 on a cumulative basis or Taxes in any year of greater than $500,000 (unless such action is required by law or necessary to preserve TriNet's status as a REIT or any TriNet Subsidiary as a partnership for federal tax purposes);

    (g) (i) change in any material manner any of its methods, principles or practices of accounting in effect at the TriNet Financial Statement Date, or
(ii) settle or compromise any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy in each case relating to taxes, or change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of its federal income tax return for the taxable year ended December 31, 1997, except, in the case of clause (i), as may be required by the SEC, applicable Law or GAAP and, in the case of clause (ii), as may be required by applicable Law;

    (h) except as otherwise previously agreed to by Starwood in writing, adopt any new employee benefit plan, incentive plan, severance plan, bonus plan, stock option or similar plan, grant new stock appreciation rights or amend any existing plan or rights, or enter into or amend any employment agreement or similar agreement or arrangement or, except in the ordinary course consistent with past practice, grant or become obligated to grant any increase in the compensation of officers or employees, except such changes as are required by law or which are not more favorable to participants than provisions currently in effect;

    (i) settle any stockholder derivative or class action claims arising out of or in connection with any of the transactions contemplated by this Agreement;

    (j) enter into or amend or otherwise modify any of the material terms of any agreement or arrangement with persons that are affiliates or, as of the date hereof, are officers or directors of TriNet or any TriNet Subsidiary without prior written notice to Starwood and the approval of a majority of the "independent" members of the Board of Directors of TriNet; or

    (k) expend more than $3,000,000 in the aggregate for capital expenditures or commit to do the foregoing other than those projects, repairs or renovations in progress on the date hereof or which are required to be performed by TriNet under a TriNet Lease or existing letter of intent to which TriNet or a TriNet Subsidiary is a party, in each case as described in Section 4.1(k) of the TriNet Disclosure Letter, and other than to fund, to the extent necessary, the operations of the properties in the event of a tenant default.

    Section 4.2.  CONDUCT OF BUSINESS BY STARWOOD.  Except as set forth in
Section 4.2 of the Starwood Disclosure Letter, and as contemplated by this Agreement and the Ancillary Agreements to which Starwood is a party, during the period from the date of this Agreement to the earlier of (i) the termination of this Agreement and (ii) the Effective Time, Starwood shall, and shall cause the Starwood Subsidiaries to, carry on its and their businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent therewith, use commercially reasonable efforts to preserve intact in all material respects its current business organization, goodwill, ongoing businesses and Starwood's status as a REIT within the meaning of the Code. Without limiting the generality of the foregoing, during the period from the date of this Agreement to the earlier of
(i) the
termination of this Agreement and (ii) the Effective Time, except as set forth in Section 4.2 of the Starwood Disclosure Letter, and as contemplated by this Agreement and the Ancillary Agreements, Starwood shall not (and shall not authorize, commit or agree to) and shall cause the Starwood Subsidiaries not to (and not to authorize or commit or agree to):

    (a) (i) declare, set aside or pay any dividends on, or make any distributions in respect of, any of Starwood's shares of beneficial interest or any stock or other equity interests in any Starwood Subsidiary that is not directly or indirectly wholly owned by Starwood except (u) in the case of Starwood, for aggregate dividends on Starwood's common shares of beneficial interest not in excess of the greater of (A) 100% of the consolidated funds from operations of Starwood and the Starwood Subsidiaries and (B) 100% of the consolidated REIT taxable income of Starwood and the Starwood Subsidiaries, in each case for the applicable dividend period, and for dividends required to be paid on Starwood's preferred shares of beneficial interest in accordance with their terms, (v) any distributions by any other wholly owned Starwood Subsidiary, (w) dividends payable by Starwood pursuant to Section 2.2(d)(i), (x) other dividends necessary in order for Starwood to maintain its status as a REIT and (z) required distributions under the organizational documents governing the Starwood Subsidiaries or under other agreements to which the Starwood Subsidiaries are a party; (ii) split, combine or reclassify any shares of beneficial interest or partnership interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for such shares of beneficial interest or partnership interests, except pursuant to the Advisor Transaction and the Incorporation Merger or (iii) purchase, redeem or otherwise acquire any shares of beneficial interest of Starwood or any options, warrants or rights to acquire, or security convertible into, shares of beneficial interest of Starwood, except in connection with the use of Starwood Common Stock to pay the exercise price or withholding tax obligation upon the exercise of any Starwood Stock Option, upon the exercise of any Starwood Warrants or under the Starwood Stock Plan as presently permitted under that plan;

    (b) issue, deliver or sell, or grant any option or other right in respect of, any shares of beneficial interest, any other voting or redeemable securities of Starwood or any Starwood Subsidiary or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible or redeemable securities except to Starwood or a Starwood Subsidiary except (i) pursuant to the Advisor Transaction, the Incorporation Merger and the Stock Dividend, (ii) for issuances of shares of beneficial interest of Starwood in an amount not to exceed in the aggregate 19.9% of the aggregate issued and outstanding shares of beneficial interest of Starwood on the date of this Agreement and (iii) for issuances of Starwood Class B Common Shares upon the exercise of outstanding Starwood Stock Options pursuant to
Section 6.1 of Starwood's Declaration of Trust;

    (c) amend Starwood's declaration of trust, bylaws or other comparable charter or organizational documents of Starwood or any Starwood Subsidiary, except as otherwise contemplated by this Agreement, pursuant to the Advisor Transaction and the Incorporation Merger or except for amendments to the organizational documents of the Starwood Subsidiaries to reflect the admission of new equity members and for other administrative matters;

    (d) subject to Section 4.2(b) hereof, merge, consolidate or enter into any other business combination with any Person except for any merger, consolidation or business combination, as a result of which (i) Starwood is the surviving or successor Person or the ultimate parent of the surviving or successor Person and
(ii) no change of control of Starwood will occur;

    (e) subject to Section 4.2(b) hereof, (i) acquire or agree to acquire by purchasing all or a substantial portion of the equity securities or assets of, or by any other manner, any business or any corporation, partnership, limited liability company, joint venture, association, business trust or other business organization or division thereof or interest therein or any assets in transactions involving capital, securities, assets or indebtedness, or any combination thereof, of Starwood or Starwood Subsidiaries in excess of $250,000,000, for all such transactions in the aggregate, except (x) for acquisitions of businesses whose primary activities are similar or closely related to the businesses currently conducted by Starwood or any of the Subsidiaries or whose assets consist primarily of assets similar to the Starwood Loans, (y) as otherwise necessary in order for Starwood to maintain its status as a REIT and (z) that Starwood may originate or otherwise acquire assets of types similar to the Starwood Loans in the ordinary course of its business without restriction; (ii) other than in the ordinary course of business or in connection with (x) borrowings under Starwood's existing credit lines, (y) refinancings of outstanding indebtedness of Starwood and (z) securitizations of Starwood Loans, mortgage or otherwise materially encumber or subject to any Lien or sell, lease or otherwise dispose of any of its material properties or assets or assign or materially encumber the right to receive income, dividends, distributions and the like or agree to do any of the foregoing; (iii) incur indebtedness for borrowed money or guarantee any indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Starwood or any Starwood Subsidiary; guarantee any debt securities of another person; enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing or prepay or refinance any indebtedness if, as a result of any of the activities described in this clause (iii), the ratio of Starwood's consolidated debt to consolidated equity, as determined in accordance with GAAP and based the most recent consolidated balance sheet of Starwood included in the Starwood SEC Documents filed through the time of the activity in question, would exceed 2.0:1.0 or (iv) make any loans, advances or capital contributions to, or investments in, any other person other than loans, advances, capital contributions or investments which are (A) specifically permitted by this Agreement, (B) consistent with the types of activities Starwood engages in the ordinary course of its business or (C) not in excess of $100,000,000 in the aggregate;

    (f) (i) change in any material manner any of its methods, principles or practices of accounting in effect at the Starwood Financial Statement Date or
(ii) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy in each case relating to taxes, except in the case of settlements or compromises relating to taxes on real property or sales taxes in an amount not to exceed, individually or in the aggregate, $5,000,000, except, in the case of clause (i), as may be required by the SEC, applicable Law or GAAP and, in the case of clause (ii) as may be required by applicable Law;

    (g) except as provided in this Agreement, adopt any new employee benefit plan, incentive plan, severance plan, bonus plan, stock option or similar plan, grant new stock appreciation rights or amend any existing plan or rights, or enter into or amend any employment agreement or similar agreement or arrangement (other than as contemplated under Section 5.11) or, except in the ordinary course consistent with past practice, grant or become obligated to grant any increase in the compensation of officers or employees, except such changes as are required by law or which are not more favorable to participants than provisions currently in effect;

    (h) enter into, amend or otherwise modify any of the material terms of, any agreement or arrangement with persons that are affiliates or, as of the date hereof, are officers or trustees of Starwood or any Starwood Subsidiary, except that in connection with the transactions contemplated by the Advisor Transaction Agreement, Starwood may terminate the Financial Advisory Agreement, dated as of March 18, 1998, between Starwood and the Starwood Advisors L.L.C.

    (i) expend more than $3,000,000 in the aggregate for capital expenditures or commit to do the foregoing other than those projects, repairs or renovations in progress on the date hereof or which are required to be performed by Starwood under a Starwood Lease or existing letter of intent to which Starwood or a Starwood Subsidiary is a party, in each case as described in Section 4.2(i) of the Starwood Disclosure Letter; or

    (j) other than after consultation with TriNet, settle any stockholder derivative or class action claims arising out of or in connection with any of the transactions contemplated by this Agreement; PROVIDED, HOWEVER, that Starwood shall not enter into any such settlement which provides, as part of the settlement, for an injunction to be issued against the consummation of the transactions contemplated by this Agreement.

    Section 4.3.  OTHER ACTIONS.

    (a) Each of TriNet and Starwood shall use its commercially reasonable efforts not to, and shall use its commercially reasonable efforts to cause its respective subsidiaries not to take any action that would result in (i) any of the representations and warranties of such party (without giving effect to any "Knowledge" qualification) set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties (without giving effect to any "Knowledge" qualification) that are not so qualified becoming untrue in any material respect or (iii) any of the conditions to the Merger set forth in Article VI not being satisfied.

    (b) Starwood shall, in connection with the transactions contemplated by this Agreement, take all actions necessary to give effect to the exchange or redemption rights in favor of joint venture partners of TriNet or any TriNet Subsidiaries that are listed in Section 4.3(b) of the TriNet Disclosure Letter. Such actions shall include, without limitation, the assumption of the obligations of TriNet and any TriNet Subsidiary with respect to such exchange or redemption rights that are disclosed in Section 4.3(b) of the TriNet Disclosure Letter and the entering into of registration rights agreements with such joint venture partners comparable to those heretofore entered into by TriNet or such TriNet Subsidiary and that are listed in Section 4.3(b) of the TriNet Disclosure Letter.

    (c) Starwood shall notify TriNet of (i) any foreclosure by a lender on shares of beneficial interest of Starwood pledged to secure indebtedness of a shareholder of Starwood who is a party to the Shareholder Agreement, or (ii) the occurrence of an "Event of Default" (an "EVENT OF DEFAULT") or "Additional Acceleration Event" (an "ADDITIONAL ACCELERATION EVENT") under the Credit and Guaranty Agreement among Starwood Opportunity Fund IV, L.P., a Delaware limited partnership, SOFI-IV SMT Holdings, L.L.C., a Delaware limited liability company, certain guarantors listed therein and General Electric Capital Corporation, a New York corporation ("GECC"), in each case within two business days after such foreclosure, Event of Default or Additional Acceleration Event, as the case may be.

                                   ARTICLE V

                              ADDITIONAL COVENANTS

    Section 5.1. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROXY STATEMENT; SHAREHOLDERS' MEETINGS; CONSENTS.

    (a) As soon as practicable following the date of this Agreement, TriNet and Starwood shall jointly (i) prepare and file the Proxy Statement with the SEC, with appropriate requests for confidential treatment, in form and substance satisfactory to each of Starwood and TriNet, and Starwood will provide on a supplemental basis to the SEC the Registration Statement, in which the Proxy Statement will be included as a prospectus. Each of TriNet and Starwood shall use its commercially reasonable efforts to cause and enable Starwood to (i) respond to any comments of the staff of the SEC and (ii) have the Registration Statement declared effective under the Securities Act and the rules and regulations promulgated thereunder as promptly as practicable after such filing and to keep the Registration Statement effective as long as is necessary to consummate the Merger and the Advisor Transaction. Each of TriNet and Starwood will use its commercially reasonable efforts to cause the Proxy Statement to be mailed to TriNet's shareholders and Starwood's shareholders, respectively, as promptly as practicable after the Registration Statement is declared effective under the Securities Act. Each party will notify the other promptly of the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Registration Statement or the Proxy Statement or for additional information and will supply the other with copies of all correspondence between such party or any of its representatives and the SEC with respect to the Registration Statement or the Proxy Statement. The Registration Statement and the Proxy Statement shall comply in all material respects with all applicable requirements of Law. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Registration Statement or the Proxy Statement, Starwood or TriNet, as the case may be, shall promptly inform the other of such occurrences and cooperate in filing with the SEC and/or mailing to the shareholders of Starwood and the shareholders of TriNet such amendment or supplement in a form reasonably acceptable to Starwood and TriNet.

    (b) TriNet will, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its shareholders (the "TRINET SHAREHOLDERS MEETING") (but in no event shall such meeting be held sooner than 20 business days following the date the Proxy Statement is mailed to its shareholders), for the purpose of obtaining the TriNet Shareholder Approval. Starwood will, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its shareholders (the "STARWOOD SHAREHOLDERS MEETING") (but in no event shall such meeting be held sooner than 20 business days following the date the Proxy Statement is mailed to its shareholders), for the purpose of obtaining the Starwood Shareholder Approvals and, if necessary, the approval of its shareholders to amend the declaration of trust and bylaws of Starwood in the manner contemplated by Section 1.7. TriNet and Starwood will cooperate in good faith to seek to ensure that the TriNet Shareholder Meeting and the Starwood Shareholder Meeting are held on the same day, as close together in time as is reasonably practicable. Starwood covenants that Starwood will, through its Board of Trustees, recommend to its shareholders approval of the Merger, this Agreement, the Advisor Transaction, the Advisor Transaction Agreement, the Incorporation Merger and the Incorporation Merger Agreement and the transactions contemplated hereby and thereby and further covenants that the Proxy Statement will include such recommendation. TriNet covenants that, subject to Section 7.1, TriNet will, through its Board of Directors, recommend to its shareholders approval of the Merger, this Agreement and the other transactions contemplated hereby and thereby and further covenants that the Proxy Statement will include such recommendation. Starwood shall furnish all information concerning New Starwood and the holders of New Starwood Common Stock as may reasonably be requested in connection with any action required to be taken under any applicable state securities or "blue sky" laws in connection with the issuance of New Starwood Common Stock and New Starwood Preferred Stock pursuant to the Merger and the Advisor Transaction, and TriNet shall furnish all information concerning TriNet and the holders of TriNet Common Stock and TriNet Preferred Stock as may be reasonably requested in connection with any such action. In connection with the preparation of the Proxy Statement and the Registration Statement, Starwood shall use reasonable efforts to cause to be delivered to TriNet, prior to the mailing of the Proxy Statement to TriNet's shareholders and Starwood's shareholders, the opinion dated the date of the Proxy Statement of Katten Muchin & Zavis, substantially in the form of EXHIBIT M, regarding the historical treatment of certain partnerships, Mayer, Brown & Platt, substantially in the form attached hereto as EXHIBIT N, regarding the historical qualification of Starwood as a REIT under the Code, and the opinion of Rogers & Wells LLP, substantially in the form attached hereto as EXHIBIT O, regarding the prospective qualification of New Starwood as a REIT under the Code. In issuing its opinion, Rogers & Wells LLP shall be permitted to rely on the opinion of Mayer, Brown & Platt and on the opinion of Paul, Weiss, Rifkind, Wharton & Garrison described in the next sentence. In connection with the preparation of the Proxy Statement and the Registration Statement, TriNet shall use reasonable efforts to cause to be delivered to Starwood, prior to the mailing of the Proxy Statement to TriNet's shareholders and Starwood's shareholders, the opinion dated the date of the Proxy Statement of Paul, Weiss, Rifkind, Wharton & Garrison substantially in the form attached hereto as EXHIBIT P regarding the qualification of TriNet as a REIT under the Code.

    Section 5.2. ACCESS TO INFORMATION; CONFIDENTIALITY. Each of TriNet and Starwood shall, and shall cause each of its respective Subsidiaries to, afford to the other party and to the officers, employees, accountants, counsel, financial advisors and other representatives of such other party, reasonable access during normal business hours during the period prior to the Effective Time to all their respective properties, books, contracts, commitments, personnel and records and, during such period, each of TriNet and Starwood shall, and shall cause each of its respective subsidiaries to, furnish promptly to the other party (a) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws and (b) all other information concerning its business, properties and personnel as such other party may reasonably request. Each of

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TriNet and Starwood will hold, and will use commercially reasonable efforts to cause its respective officers and employees (and those of its respective subsidiaries), accountants, counsel, financial advisors and other representatives and affiliates to hold any nonpublic information in confidence to the extent required by, and in accordance with, and will comply with the provisions of the letter agreement between TriNet and Starwood dated as of February 25, 1999, as amended to date (as so amended, the "CONFIDENTIALITY AGREEMENT").

    Section 5.3.  COMMERCIALLY REASONABLE EFFORTS; NOTIFICATION.

    (a) Upon the terms and subject to the conditions set forth in this Agreement, each of Starwood and TriNet agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other in doing, all things necessary, proper or advisable to fulfill all conditions applicable to such party pursuant to this Agreement and to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated hereby, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain an approval, waiver or exemption from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals, waivers or exemption from non-governmental third parties; (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger, the Advisor Transaction, the Incorporation Merger or the consummation of the transactions contemplated by this Agreement, the Advisor Transaction Agreement, the Incorporation Merger Agreement and the other Ancillary Agreements including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and fully to carry out the purposes of, this Agreement, the Advisor Transaction Agreement, the Incorporation Merger Agreement and the other Ancillary Agreements. In connection with and without limiting the foregoing, TriNet, Starwood and their respective Boards of Directors or Trustees, as applicable, shall (x) take all action necessary so that no "fair price," "business combination," "moratorium," "control share acquisition" or any other anti-takeover statute or similar statute enacted under state or federal laws of the United States or similar statute or regulation (a "TAKEOVER STATUTE") is or becomes applicable to the Merger or the Advisor Transaction, and (y) if any Takeover Statute becomes applicable, take all action necessary so that the Merger or the Advisor Transaction may be consummated as promptly as practicable on the terms contemplated by this Agreement or the Advisor Transaction Agreement, as applicable, and otherwise to minimize the effect of such Takeover Statute on the Merger and the Advisor Transaction. From the date hereof through the Effective Time, TriNet shall timely file with the SEC all TriNet SEC Documents required to be so filed. From the date hereof through the Effective Time, Starwood shall timely file with the SEC all Starwood SEC Documents required to be so filed. Subject to the provisions of the Advisor Transaction Agreement, the Incorporation Merger Agreement and Section 2.1(b)(ii), Starwood shall consummate the Advisor Transaction and the Incorporation Merger as promptly as reasonably practicable following the satisfaction or waiver of the conditions set forth in
Article VI of this Agreement. Without the consent of TriNet (which will not unreasonably be withheld or delayed), Starwood will not consent to any amendment or other modification, waive any material right or condition under the Advisor Transaction Agreement or the Incorporation Merger Agreement or terminate the Advisor Transaction Agreement.

    (b) TriNet shall give prompt notice to Starwood, and Starwood shall give prompt notice to TriNet, if (i) any representation or warranty made by it contained in this Agreement, the Advisor Transaction Agreement or the Incorporation Merger Agreement that is qualified as to materiality becomes untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becomes untrue or inaccurate in any material respect or (ii) it fails to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, the Advisor

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
Transaction Agreement or the Incorporation Merger Agreement; PROVIDED, HOWEVER, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

    Section 5.4. AFFILIATES. Prior to the Closing Date, TriNet and Starwood shall exchange letters identifying all persons who are, at the time this Agreement is submitted for approval to the shareholders of TriNet and Starwood, their respective "affiliates" for purposes of Rule 145 under the Securities Act. TriNet and Starwood shall use their respective commercially reasonable efforts to cause each of their respective affiliates to deliver on or prior to the Closing Date a written agreement substantially in the form attached as EXHIBIT Q hereto.

    Section 5.5. TAX TREATMENT. Each of Starwood and TriNet shall use its commercially reasonable efforts to (a) cause the Merger to qualify as a tax-free reorganization under Section 368(a) of the Code and (b) obtain the opinions of counsel referred to in Sections 5.1(b), 6.2(e) and 6.3(e).

    Section 5.6.  NO SOLICITATION OF TRANSACTIONS.

    (a) Subject to Section 7.1, TriNet shall not directly or indirectly, through any officer, director, trustee, employee, agent, investment banker, financial advisor, attorney, accountant, broker, finder or other representative, initiate, solicit, encourage or facilitate (including by way of furnishing nonpublic information or assistance) any inquiries or the making of any proposal or other action that constitutes, or may reasonably be expected to lead to, any TriNet Competing Transaction (as defined below), or enter into or maintain or continue discussions or negotiate with any person in furtherance of such inquiries or to obtain a TriNet Competing Transaction, or agree to or endorse any TriNet Competing Transaction, or authorize or permit any of its officers, directors, trustees, employees or agents, attorneys, investment bankers, financial advisors, accountants, brokers, finders or other representatives to take any such action. TriNet shall notify Starwood in writing (as promptly as practicable) of all of the relevant details relating to all inquiries and proposals which it or any of its Subsidiaries or any such officer, director, employee, agent, investment banker, financial advisor, attorney, accountant, broker, finder or other representative may receive relating to any of such matters and if such inquiry or proposal is in writing, TriNet shall deliver to Starwood a copy of such inquiry or proposal. For purposes of this Agreement, "TRINET COMPETING TRANSACTION" shall mean any of the following (other than the transactions expressly provided for in this Agreement or described in the TriNet Disclosure Letter): (i) any merger, consolidation, share exchange, business combination or similar transaction involving TriNet (or any of its Subsidiaries), as the case may be; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of TriNet and its Subsidiaries, taken as a whole, in a single transaction or series of related transactions, excluding any bona fide financing transactions which do not, individually or in the aggregate, have as a purpose or effect the sale or transfer of control of such assets; (iii) any tender offer or exchange offer for 20% or more of the outstanding equity securities of TriNet (or any of its Subsidiaries), or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

    (b) Starwood shall not directly or indirectly, through any officer, director, trustee, employee, agent, investment banker, financial advisor, attorney, accountant, broker, finder or other representative, initiate, solicit, encourage or facilitate (including by way of furnishing nonpublic information or assistance) any inquiries or the making of any proposal or other action that constitutes, or may reasonably be expected to lead to, any Starwood Competing Transaction (as defined below), or enter into or maintain or continue discussions or negotiate with any person in furtherance of such inquiries or to obtain a Starwood Competing Transaction, or agree to or endorse any Starwood Competing Transaction, or authorize or permit any of its officers, directors, trustees, employees or agents, attorneys, investment bankers, financial advisors, accountants, brokers, finders or other representatives to take any such action. Starwood shall notify TriNet in writing (as promptly as practicable) of all of the relevant details relating to all inquiries and proposals which it or any of its Subsidiaries or any such officer, director, employee, agent, investment banker, financial advisor, attorney, accountant, broker, finder or other representative may receive relating to any of such matters and if such inquiry or proposal is in writing, Starwood shall deliver to TriNet a copy of such inquiry or proposal. For purposes of this Agreement, "STARWOOD COMPETING TRANSACTION" shall mean any of the following (other than the transactions expressly provided for in this Agreement, the Incorporation Merger Agreement and the Advisor Transaction Agreement or described in the Starwood Disclosure Letter): (i) any merger, consolidation, share exchange, business combination or similar transaction involving Starwood (or any of its Subsidiaries), as the case may be, which is required under applicable Law or under the rules of the principal securities exchange on which the Starwood Common Stock is then listed to be submitted to Starwood's shareholders for approval, (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of more than 20% of the assets of Starwood and its Subsidiaries, taken as a whole, in a single transaction or series of related transactions, excluding any bona fide financing transactions which do not, individually or in the aggregate, have as a purpose or effect the sale or transfer of control of such assets; (iii) any tender offer or exchange offer for more than 20% of the outstanding equity securities of Starwood (or any of its Subsidiaries); or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

    Section 5.7. PUBLIC ANNOUNCEMENTS. Starwood and TriNet will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the Merger or any other transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange. The parties agree that the initial press release to be issued with respect to the Merger will be in the form agreed to by the parties hereto prior to the execution of this Agreement.

    Section 5.8. AMEX DE-LISTING; NYSE LISTING. Starwood shall prepare and submit to the NYSE a listing application covering the New Starwood Common Stock (including the New Starwood Common Stock to be issued in the Merger and the Advisor Transaction) and New Starwood Preferred Stock and shall use its commercially reasonable efforts to have the NYSE approve for listing, upon official notice of issuance, the New Starwood Common Stock and New Starwood Preferred Stock. In the event that all such securities are approved for listing on the NYSE, Starwood shall take such steps as are necessary to cause all Starwood securities listed on the American Stock Exchange ("AMEX") to be de-listed as of the Effective Time.

    Section 5.9.  LETTERS OF ACCOUNTANTS.

    (a) TriNet shall use its reasonable best efforts to cause to be delivered to Starwood and TriNet a "comfort" letter of PricewaterhouseCoopers LLP, TriNet's independent public accountants, dated and delivered the date on which the Registration Statement shall become effective and as of the Effective Time, and addressed to Starwood and TriNet, in form and substance reasonably satisfactory to Starwood and TriNet and reasonably customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by this Agreement.

    (b) Starwood shall use its reasonable best efforts to cause to be delivered to TriNet and Starwood a "comfort" letter of PricewaterhouseCoopers LLP, Starwood's independent public accountants, dated and delivered the date on which the Registration Statement shall become effective and as of the Effective Time, and addressed to TriNet and Starwood, in form and substance reasonably satisfactory to TriNet and Starwood and reasonably customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by this Agreement.

    Section 5.10.  TRANSFER AND GAINS TAXES; SHAREHOLDER DEMAND
LETTERS. Starwood and TriNet shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added stock transfer and stamp taxes, any transfer, recording, registration and other fees and any similar taxes which become payable in connection with the transactions contemplated by this Agreement (together with any related interests, penalties or additions to tax, "TRANSFER AND GAINS TAXES"). Within 30 days after the Effective Time, Starwood shall send the shareholder demand letters required by Treasury Regulation Section 1.857-8 to the appropriate shareholders of TriNet for TriNet's taxable year ended on the Effective Time.

    Section 5.11.  BENEFIT PLANS AND OTHER EMPLOYEE ARRANGEMENTS.

    (a) BENEFIT PLANS. Subject to subsection (b) below, upon and after the Effective Time, Starwood (or its respective successors or assigns) shall provide benefits to former employees of TriNet and its Subsidiaries that are no less favorable in the aggregate to such employees than those provided to other similarly situated employees of Starwood at any applicable time after the termination of the benefits provided to such employees by TriNet and the TriNet Subsidiaries. With respect to any Starwood Benefit Plan which is an "employee benefit plan" as defined in Section 3(3) of ERISA and any other service based benefits (including vacations) in which employees of TriNet or Starwood or their respective Subsidiaries may participate, solely for purposes of determining eligibility to participate, vesting and entitlement to benefits but not for purposes of accrual of pension benefits, service with TriNet, Starwood or any of their respective Subsidiaries shall be treated as service with Starwood; PROVIDED, HOWEVER, that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits under both a TriNet Benefit Plan and a Starwood Benefit Plan (or is not otherwise recognized for such purposes under the benefit plan of Starwood). Notwithstanding the above, Starwood shall specifically assume TriNet's obligations under the change of control agreements and TriNet employee severance policy listed or described in
Section 5.11(a) of the TriNet Disclosure Letter and honor all obligations arising thereunder.

    (b) STOCK INCENTIVE PLANS. Each holder (each an "OPTIONHOLDER") of a TriNet Stock Option shall have the right, within 10 business days after receipt by such Optionholder of written notice from New Starwood of the "MARKET PRICE" (as defined below) and subject to such rules and procedures (including, without limitation, any requirement that written forms be executed by each Optionholder) as the Board of Directors of TriNet may establish in its sole discretion, to elect one of the following choices with respect to the disposition of any such Optionholder's TriNet Stock Options held by the Optionholder immediately prior to the Effective Time in connection with the Merger:

        (i) Each Optionholder (other than the members of the Board of Directors of TriNet, each of whom agreed, subject to certain exceptions, not to exercise his TriNet Stock Options pursuant to the terms and provisions of an Option Standstill Agreement) may elect to receive, with respect to any such Optionholder's TriNet Stock Options (each of which TriNet Stock Options shall be deemed to have become vested immediately prior to the Effective Time), cash in an amount equal to the difference between (x) the Market Price of the shares of TriNet Common Stock subject to such TriNet Stock Options and (y) the exercise price of such TriNet Stock Options, in which event, following receipt by such Optionholder of such cash amount, such Optionholder shall thereafter cease to have any right to purchase TriNet Common Stock or shares of New Starwood Common Stock in connection with the exercise of the TriNet Stock Options and all such TriNet Stock Options shall be cancelled and terminated; or

        (ii) Each Optionholder may elect, with respect to any of such Optionholder's outstanding TriNet Stock Options, that such TriNet Stock Option shall be assumed by Starwood and shall be deemed to constitute an option to acquire, on substantially the same terms and conditions as were applicable under such TriNet Stock Option (including, without limitation, as to vesting and exercisability, it being understood that in the case of an election under this clause (ii), (A) in the case of TriNet Stock Options held by Optionholders that are either members of the Board of Directors of TriNet on the date hereof or are persons listed in Section 5.11(b) of the TriNet Disclosure Letter (each of whom is a party to an Agreement Regarding Change of Control with TriNet), such TriNet Stock Options shall accordingly vest immediately prior to the Effective Time and
(B) in the case of TriNet Stock Options held by all other Optionholders, notwithstanding the foregoing, no effect shall be given to any provisions governing the terms of such TriNet Stock Options that would result in the acceleration of vesting of such TriNet Stock Options in connection with the execution and delivery of this Agreement or the completion of the Merger), subject to the requirements of Section 424(a) of the Code with respect to incentive stock options, the same number of shares of New Starwood Common Stock as a holder of such TriNet Stock Option would have been entitled to receive pursuant to the Merger had such holder exercised such TriNet Stock Option in full immediately prior to the Effective Time at a price per share equal to the aggregate exercise price for the shares subject to such TriNet Stock Option divided by the number of full shares of New Starwood Common Stock deemed to be purchasable pursuant to such TriNet Stock Option; PROVIDED, HOWEVER, that the number of shares of Starwood Common Stock that may be purchased upon exercise of each such TriNet Stock Option shall not include any fractional share but shall be rounded upward to the next whole number of shares, or if rounding up would disqualify an option as an incentive stock option, shall be rounded down to the nearest whole number and cash shall be paid to each affected optionee as compensation for such fractional share in accordance with methodology set forth in Section 2.2(g)(ii) hereof; PROVIDED, FURTHER, HOWEVER, that prior to, or simultaneously with, the Effective Time, New Starwood shall use its reasonable best efforts to cause to become effective under the Securities Act, a Registration Statement on Form S-8 in compliance with the rules promulgated under the Securities Act covering that number of shares of New Starwood Common Stock that would become issuable upon the exercise of all TriNet Options. The term "MARKET PRICE" shall mean the average of the closing prices of the New Starwood Common Stock on the principal stock exchange on which New Starwood Common Stock is listed for the five (5) consecutive trading days beginning with the fourth trading day after the Effective Time.

        (iii) Each Starwood Stock Option shall continue in accordance with its terms and conditions, including, without limitation, vesting and exercisability.

        (iv) Immediately prior to the Effective Time, TriNet shall take all actions necessary to terminate the TriNet Stock Plans, TriNet's management incentive (bonus) plans, Automatic Dividend Reinvestment Plan, Management Stock Purchase Plan and Dividend Equivalent Rights Program (other than with respect to Dividend Equivalent Rights Awards outstanding on the date hereof and provisions of the Dividend Equivalent Rights Program with respect to the vesting of such awards).

    Section 5.12.  INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE.

    (a) (i) TriNet shall, and, from and after the Effective Time, Starwood (collectively, the "INDEMNIFYING PARTIES") shall, jointly and severally, indemnify, defend and hold harmless each Person who is now or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer or director of TriNet or any TriNet Subsidiary (the "INDEMNIFIED PARTIES") against, by paying directly on behalf of the Indemnified Parties, to the extent permitted by law, all losses, claims, damages, costs, expenses (including attorneys' fees and expenses), liabilities, judgments and amounts that are or are to be paid in settlement of, with the approval of the Indemnifying Parties (which approval shall not be unreasonably withheld or delayed), or otherwise in connection with any threatened or actual claim, action, suit, proceeding or investigation based on or arising out of the fact that such person is or was a director or officer of TriNet or any TriNet Subsidiary at or prior to the Effective Time, whether asserted or claimed prior to, or at or after, the Effective Time ("INDEMNIFIED LIABILITIES"), including all Indemnified Liabilities based on, or arising out of, or pertaining to this Agreement, the Merger, or the transactions contemplated by this Agreement, in each case to the full extent a corporation is permitted under the MGCL to indemnify its own directors or officers, as the case may be (and Starwood will pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the full extent permitted by law subject to the limitations set forth in Section 5.12(a)(iii)).

        (ii) Any Indemnified Parties proposing to assert the right to be indemnified under this Section 5.12 shall, promptly after receipt of notice of commencement of any action against such Indemnified Parties in respect of which a claim is to be made under this Section 5.12 against TriNet and, from and after the Effective Time, Starwood, notify the Indemnifying Parties of the commencement of such action, enclosing a copy of all papers served; PROVIDED, that the failure to so notify shall not limit in any way or

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
otherwise affect the obligations of the Indemnifying Parties, except to the extent such failure to notify materially prejudices such party. If any such action is brought against any of the Indemnified Parties and such Indemnified Parties notify the Indemnifying Parties of its commencement, the Indemnifying Parties will assume the defense of such action and will pay the costs and expenses of the defense; provided, however, that the Indemnifying Parties will be entitled to participate in and, to the extent that they elect by delivering written notice to such Indemnified Parties promptly after receiving notice of the commencement of the action from the Indemnified Parties, to assume the defense of the action and after notice from the Indemnifying Parties to the Indemnified Parties of their election to assume the defense, the Indemnifying Parties will not be liable to the Indemnified Parties for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the Indemnified Parties in connection with the defense. The Indemnifying Parties shall not settle any such action without the consent of the Indemnified Parties; PROVIDED, HOWEVER, that such consent shall not be unreasonably withheld, it being understood that it shall not be deemed unreasonable to withhold such consent if the settlement includes any admission of wrongdoing or payment of any money by or on the part of the Indemnified Parties or any decree or restriction on the Indemnified Parties or their officers or directors; PROVIDED, FURTHER, that no Indemnifying Parties, in the defense of any such action shall, except with the consent of the Indemnified Parties consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Parties of a release from all liability with respect to such action. The Indemnified Parties will have the right to employ their own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such Indemnified Parties unless (i) the employment of counsel by the Indemnified Parties has been authorized in writing by the Indemnifying Parties, (ii) the Indemnified Parties have reasonably concluded (based on advice of counsel) that there may be legal defenses available to them that are different from or in addition to those available to the Indemnifying Parties, (iii) a conflict or potential conflict exists (based on advice of counsel to the Indemnified Parties) between the Indemnified Parties and the Indemnifying Parties (in which case the Indemnifying Parties will not have the right to direct the defense of such action on behalf of the Indemnified Parties) or (iv) the Indemnifying Parties have not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the Indemnifying Parties.

        (iii) It is understood that the Indemnifying Parties shall not, in connection with any proceeding or related proceedings, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (and one local counsel in each jurisdiction in which such counsel is reasonably required) at any one time for all such Indemnified Parties unless (a) the employment of more than one counsel has been authorized in writing by the Indemnifying Parties, (b) any of the Indemnified Parties has reasonably concluded (based on advice of counsel) that there may be legal defenses available to them that are different from or in addition to those available to other Indemnified Parties or (c) a conflict or potential conflict exists (based on advice of counsel to the Indemnified Parties) between any of the Indemnified Parties and the other Indemnified Parties, in each case of which the Indemnifying Parties shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

        (iv) The Indemnifying Parties will not be liable for any settlement of any action or claim effected without their written consent (which consent shall not be unreasonably withheld or delayed).

    (b)  Without limiting any of the obligations under paragraph (a) of this
Section 5.12, Starwood agrees that all rights to indemnification and all limitations of liability existing in favor of the Indemnified Parties as provided in TriNet's charter or bylaws as in effect as of the date hereof with respect to matters occurring on or prior to the Effective Time shall survive the Merger as obligations of New Starwood and continue in full force and effect for a period of six years from the Effective Time.

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
    (c) At or prior to the Effective Time, Starwood shall purchase directors' and officers' liability insurance "tail" policy coverage for TriNet's directors and executive officers for a period of six years which will provide the directors and officers with coverage on substantially similar terms as (but which shall be no less favorable than those) currently provided by TriNet to such directors and officers for claims based on activity prior to the Effective Time; PROVIDED, HOWEVER, that Starwood shall have no obligation to pay aggregate premiums for such coverage in excess of $350,000.

    (d) The indemnification provided by this Section 5.12 shall (i) be in addition to any other rights to which an Indemnitee may be entitled under any agreement, as a matter of law or otherwise, as to action in the Indemnitee's capacity as a director or officer of TriNet and shall continue as to an Indemnitee who has ceased to serve in such capacity and (ii) be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her personal representatives and shall be binding on all successors and assigns of Starwood and TriNet.

    Section 5.13. THE TRINET RIGHTS PLAN. TriNet has taken and shall take, in a timely manner, all steps necessary to ensure that the entering into of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby and any other action or combination of actions or any other transactions contemplated hereby and thereby do not and will not result in the grant of any rights to any person to exercise or receive certificates for Rights or acquire any property in respect of Rights under the Rights Agreement. TriNet shall not redeem the Rights issued under the Rights Agreement, or terminate the Rights Agreement, prior to the Effective Time (other than in accordance with the preceding sentence) unless required to do so by a court of competent jurisdiction; PROVIDED, HOWEVER, that TriNet may take any of the foregoing actions if the Board of Directors of TriNet shall have accepted a proposal for a Superior TriNet Competing Transaction in accordance with the terms of Section 7.1.

    Section 5.14. COORDINATION OF DIVIDENDS. Each of Starwood and TriNet shall coordinate with the other regarding the declaration and payment of dividends in respect of New Starwood Common Stock and TriNet Common Stock and the record dates and payment dates relating thereto, it being the intention of Starwood and TriNet that any holder of TriNet Common Stock shall not receive two dividends, or fail to receive one dividend, for any single calendar quarter with respect to such holder's TriNet Common Stock and/or New Starwood Common Stock such holder receives in exchange therefor pursuant to the Merger.

    Section 5.15. [Intentionally deleted.]

    Section 5.16. ENVIRONMENTAL REPORTS. Within 21 days after the date of this Agreement, Starwood shall deliver to TriNet Phase I environmental assessments with regard to the Starwood Properties listed in Section 5.16 of the Starwood Disclosure Letter.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

    Section 6.1.  CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE
MERGER. The respective obligations of TriNet and Starwood to effect the Merger and to consummate the other transactions contemplated by this Agreement on the Closing Date are subject to the satisfaction or waiver on or prior to the Effective Time of the following conditions:

    (a) SHAREHOLDER APPROVALS. The TriNet Shareholder Approval and the Starwood Merger Shareholder Approval and the Starwood Advisor Transaction Shareholder Approval shall have been obtained.

    (b) LISTING OF SHARES. The NYSE or the AMEX shall have approved for listing the New Starwood Common Stock (including the New Starwood Common Stock to be issued in the Merger and the Advisor Transaction) and the New Starwood Preferred Stock.

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    (c)  REGISTRATION STATEMENT.  The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings by the SEC seeking a stop order.

    (d) NO INJUNCTIONS OR RESTRAINTS. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger, the Incorporation Merger or the Advisor Transaction shall be in effect.

    (e) INCORPORATION MERGER AND ADVISOR TRANSACTION. Unless Starwood shall have delivered the written notice to TriNet contemplated by Section 1.7, the Incorporation Merger shall have occurred in accordance with the Incorporation Merger Agreement. The Advisor Transaction Agreement shall be in full force and effect and the Advisor Transaction shall occur simultaneously with the Merger in accordance with the Advisor Transaction Agreement.

    Section 6.2. CONDITIONS TO OBLIGATIONS OF STARWOOD. The obligation of Starwood to effect the Merger and the Advisor Transaction on the Closing Date are further subject to the following conditions, any one or more of which may be waived by Starwood:

    (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of TriNet set forth in this Agreement that are qualified by any "materiality," "Material Adverse Effect" or similar qualification or limitation shall be true and correct, and the other representations and warranties of TriNet set forth in this Agreement shall be true and correct in all material respects, in each case on and as of the Closing Date as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date (in which case it shall be true and correct as of such other date), and Starwood shall have received a certificate (which certificate may be qualified by Knowledge to the same extent as such representations and warranties are so qualified) signed on behalf of TriNet by the President and the Chief Financial Officer of TriNet to such effect.

    (b) PERFORMANCE OF OBLIGATIONS OF TRINET. TriNet shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and Starwood shall have received a certificate signed on behalf of TriNet by the President and the Chief Financial Officer of TriNet to such effect.

    (c) MATERIAL ADVERSE EFFECT. Since the date of this Agreement, no events shall have occurred and no circumstances shall have occurred that, individually or in the aggregate, have resulted in or would reasonably be expected to result in a TriNet Material Adverse Effect. This condition shall be deemed not satisfied if on the Closing Date there are Defaulted TriNet Leases, other than the TriNet Leases described in Section 3.1(o)(v) of the TriNet Disclosure Letter, that in the aggregate represent in excess of 5% of the consolidated rental income of TriNet and the TriNet Subsidiaries for the fiscal quarter of TriNet most recently completed. For purposes of this Section, a TriNet Lease becomes a "DEFAULTED TRINET LEASE" when (i) a material uncured default in the payment of monetary obligations due from the tenant or guarantor under the TriNet Lease has occurred and is continuing beyond the applicable notice and grace periods set forth in the applicable TriNet Lease and the amounts of such monetary obligations are not the subject of a good faith dispute between TriNet and the tenant or guarantor, (ii) the tenant or guarantor under the TriNet Lease, pursuant to any bankruptcy law applicable to it, commences a voluntary case, consents to the entry of an order for relief, consents to the appointment of a custodian of it or a substantial part of its property or makes a general assignment for the benefit of its creditors or (iii) a court of competent jurisdiction enters an order or decree with regard to a tenant or guarantor under a TriNet Lease under any applicable bankruptcy law for relief in an involuntary case, appoints a custodian for the tenant or guarantor or any substantial part of its property or orders the winding up or liquidation of the tenant.

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    (d)  OPINIONS RELATING TO REIT STATUS.  Starwood shall have received an opinion dated as of the Closing Date of Paul, Weiss, Rifkind, Wharton & Garrison, substantially in the form of EXHIBIT P attached hereto, regarding the qualification of TriNet as a REIT under the Code and the treatment of the TriNet Subsidiaries that are partnerships, limited liability companies or joint ventures as partnerships or disregarded entities under the Code, and Paul, Weiss, Rifkind, Wharton & Garrison shall have permitted Rogers & Wells LLP to rely on its opinion for purposes of delivering the opinion required by Section 6.3(d).

    (e) OTHER TAX OPINION. Starwood shall have received an opinion dated as of the Closing Date from Rogers & Wells LLP in form reasonably satisfactory to TriNet (subject to customary assumptions and qualifications, and based on customary representations) to the effect that the Merger will qualify as a tax-free reorganization under Section 368(a) of the Code.

    (f) CONSENTS. All consents and waivers from third parties necessary in connection with the consummation of the Merger shall have been obtained, other than such consents and waivers from third parties, which (i) if not obtained, would not result, individually or in the aggregate, in a TriNet Material Adverse Effect or (ii) Starwood has previously acknowledged are consents or waivers which, if not obtained, would not individually result in a TriNet Material Adverse Effect.

    Section 6.3. CONDITIONS TO OBLIGATION OF TRINET. The obligations of TriNet to effect the Merger and to consummate the other transactions contemplated by this Agreement to occur on the Closing Date are further subject to the following conditions, any one or more of which may be waived by TriNet:

    (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Starwood set forth in this Agreement that are qualified by any "materiality," "Material Adverse Effect" or similar qualification or limitation shall be true and correct, and the other representations and warranties of Starwood set forth in this Agreement shall be true and correct in all material respects, in each case on and as of the Closing Date as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date (in which case it shall be true and correct as of such other date), and TriNet shall have received a certificate (which certificate may be qualified by knowledge to the same extent as such representations and warranties are so qualified) signed on behalf of Starwood by the Chief Executive Officer and the Chief Financial Officer of Starwood to such effect.

    (b) PERFORMANCE OF OBLIGATIONS OF STARWOOD. Starwood shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and TriNet shall have received a certificate signed on behalf of Starwood by the Chief Executive Officer and the Chief Financial Officer of Starwood to such effect.

    (c) MATERIAL ADVERSE EFFECT. Since the date of this Agreement, no events shall have occurred and no circumstances shall have occurred that, individually or in the aggregate, have resulted in or would reasonably be expected to result in a Starwood Material Adverse Effect.

    (d) OPINIONS RELATING TO REIT AND PARTNERSHIP STATUS. TriNet shall have received the opinions dated as of the Closing Date of Katten Muchin & Zavis substantially in the form of EXHIBIT M attached hereto regarding the historical treatment of Starwood Subsidiaries that are partnerships, limited liability companies or joint ventures as partnerships or disregarded entities under the Code, the opinion of Mayer, Brown & Platt substantially in the form of EXHIBIT N attached hereto regarding the historical qualification of Starwood as a REIT under the Code and the opinion of Rogers & Wells LLP substantially in the form of EXHIBIT O attached hereto regarding the prospective qualification of New Starwood, as a REIT under the Code and the treatment of Starwood Subsidiaries that are partnerships, limited liability companies or joint ventures as partnerships or disregarded entities under the Code. Katten Muchin & Zavis and Mayer Brown & Platt shall have permitted Rogers & Wells LLP to rely on their opinions for purposes of delivering its opinion required by this Section 6.3(d).

    (e) OTHER TAX OPINION. TriNet shall have received an opinion dated as of the Closing Date from Paul Weiss, Rifkind, Wharton & Garrison in form reasonably satisfactory to Starwood (subject to customary assumptions and qualifications, and based on customary representations) to the effect that the Merger will qualify as a tax-free reorganization under Section 368(a) of the Code.

    (f) CONSENTS. All consents and waivers from third parties necessary in connection with the consummation of the Merger shall have been obtained, other than (i) such consents and waivers from third parties, which, if not obtained, would not result, individually or in the aggregate, in a Starwood Material Adverse Effect and (ii) any consent necessary under or in respect of the TriNet Revolver.

    (g) INCORPORATION MERGER REPRESENTATIONS. Unless Starwood shall have delivered the written notice to TriNet contemplated in Section 1.7, the representations and warranties of New Starwood set forth in the Incorporation Merger Agreement shall be true and correct in all material respects on and as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and the Incorporation Merger shall have been effected in accordance with the Incorporation Merger Agreement. TriNet shall have received a certificate confirming the foregoing (which certificate may be qualified by Knowledge to the same extent as such representations and warranties are so qualified) signed on behalf of New Starwood by the Chief Executive Officer and the Chief Financial Officer of New Starwood to such effect.

    (h) ADVISOR TRANSACTION REPRESENTATIONS. The representations and warranties of the Advisor set forth in the Advisor Transaction Agreement shall be true and correct in all material respects on and as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and the parties to the Advisor Transaction Agreement shall have complied in all material respects with their obligations under that Agreement. TriNet shall have received a certificate confirming the foregoing (which certificate may be qualified by Knowledge to the same extent as such representations and warranties are so qualified) signed on behalf of the Advisor by the Chief Executive Officer and the Chief Financial Officer of the Advisor.

    (i) LOCK-UP AGREEMENTS; STOCKHOLDERS' AGREEMENT. The Lock-Up Agreements and the Stockholders' Agreement shall remain in full force and effect and no party thereto shall be in violation of or shall have notified TriNet or Starwood of its intention to violate any of such agreements.

    (j) ELECTION OF REIT STATUS. Starwood shall have elected to be subject to taxation as a REIT under the Code for its taxable year ended December 31, 1998 by having properly and timely filed Form 1120-REIT prior to the Closing Date and shall have included the information set forth in Section 856(c)(6)(A) of the Code in a schedule attached to such tax return.

                                  ARTICLE VII

                                 BOARD ACTIONS

    Section 7.1. BOARD ACTIONS. Notwithstanding Section 5.6 or any other provision of this Agreement to the contrary, to the extent required by the obligations of the Board of Directors of TriNet under the MGCL, as determined by the Board of Directors of TriNet in good faith after consultation with outside counsel, TriNet may:

    (a) disclose to its shareholders any information required to be disclosed under applicable law;

    (b) take and disclose to its shareholders (but not earlier than five business days after first notifying Starwood thereof) a position contemplated by Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act with respect to a Competing Transaction;

    (c) in response to an unsolicited request therefor, participate in discussions or negotiations with or furnish information with respect to it pursuant to a confidentiality agreement which is at least as favorable to it as the Confidentiality Agreement, or otherwise respond to or deal with any person in connection with a proposal for a Superior TriNet Competing Transaction, provided that it shall have notified Starwood of such unsolicited requests or its participation in discussions or negotiations in accordance with Section 5.6; and

    (d) approve or recommend (and in connection therewith withdraw or modify its approval or recommendation of this Agreement and the Merger) a Superior TriNet Competing Transaction (as defined below) or enter into an agreement with respect to such Superior TriNet Competing Transaction (for purposes of this Agreement, "SUPERIOR TRINET COMPETING TRANSACTION" means a bona fide proposal for a TriNet Competing Transaction made by a third party which a majority of the members of the Board of Directors of TriNet determines in good faith (after consultation with its financial advisor) to be more favorable to its common shareholders than the Merger).

    Section 7.2. TRINET SUBSIDIARY BOARDS. On the Closing Date, TriNet shall use commercially reasonable efforts to cause the directors and officers of each of the TriNet Subsidiaries to submit their resignations from such positions, effective as of the Effective Time.

                                  ARTICLE VIII

                       TERMINATION, AMENDMENT AND WAIVER

    Section 8.1. TERMINATION. This Agreement may be terminated at any time prior to the acceptance for record of the Articles of Merger for the Merger by the SDAT, whether before or after the TriNet Shareholder Approval and the Starwood Shareholder Approvals are obtained:

    (a) by mutual written consent duly authorized by the respective Board of Directors of TriNet, the Board of Directors of Starwood Sub and the Board of Trustees of Starwood;

    (b) by Starwood, upon a breach of any representation, warranty, covenant or agreement on the part of TriNet set forth in this Agreement, or if any representation or warranty of TriNet shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b), as the case may be, would be incapable of being satisfied by December 31, 1999 (as otherwise extended);

    (c)  by Starwood upon a failure of the condition set forth in Section
6.2(c);

    (d) by TriNet, upon a breach of any representation, warranty, covenant or agreement on the part of Starwood set forth in this Agreement, or if any representation or warranty of Starwood shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b), as the case may be, would be incapable of being satisfied by December 31, 1999 (as otherwise extended);

    (e)  by TriNet upon a failure of the condition set forth in Section 6.3(c);

    (f) by either Starwood or TriNet, if any judgment, injunction, order, decree or action by any Governmental Entity of competent authority preventing the consummation of the Merger shall have become final and nonappealable;

    (g) by either Starwood or TriNet, if the Merger shall not have been consummated before December 31, 1999; PROVIDED, HOWEVER, that a party that has materially breached a representation, warranty or covenant of such party set forth in this Agreement shall not be entitled to exercise its right to terminate under this Section 8.1(g);

    (h) by Starwood or TriNet if, upon a vote at a duly held TriNet Shareholders Meeting or any adjournment thereof, the TriNet Shareholder Approval shall not have been obtained, as contemplated by Section 5.1;

    (i) by Starwood if (i) prior to the TriNet Shareholders Meeting, the Board of Directors of TriNet shall have withdrawn or modified in any manner adverse to Starwood its approval or recommendation of the Merger or this Agreement in connection with, or approved or recommended, any TriNet Competing

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
Transaction, (ii) TriNet shall have entered into any agreement with respect to any TriNet Competing Transaction or (iii) the Board of Directors of TriNet or any committee thereof shall have resolved to do any of the foregoing;

    (j) by TriNet if TriNet shall previously or concurrently have consummated a transaction constituting a Superior TriNet Competing Transaction or shall previously or concurrently have entered into a definitive agreement providing for a Superior TriNet Competing Transaction, but only upon payment of all amounts then required, by reason of such termination, to be paid pursuant to
Section 8.2(b);

    (k) by TriNet upon a termination of the Advisor Transaction Agreement or, if Starwood has not previously delivered to TriNet the written notice contemplated by Section 1.7, upon termination of the Incorporation Merger Agreement;

    (l) by TriNet within 15 days after receiving written notice from Starwood pursuant to Section 4.3(c) that (a) (i) a lender on shares of beneficial interest of Starwood pledged to secure indebtedness of a shareholder of Starwood who is party to the Shareholder Agreement has foreclosed on such Shares and the number of Starwood Class A Common Shares held by all parties to the Shareholder Agreement after giving effect to such foreclosure represents less than two-thirds of the aggregate number of then outstanding Starwood Class A Common Shares and Starwood Class B Common Shares or (ii) an Event of Default or an Additional Acceleration Event shall have occurred and be continuing and (b) the lender (in the case of a foreclosure) or GECC or its successors and assigns (in the case of an Event of Default or Additional Acceleration Event), as the case may be, has not agreed in writing (in a manner reasonably satisfactory to TriNet) to vote in favor of this Agreement, the Merger, the Advisor Transaction Agreement and the Advisor Transaction, all shares of beneficial interest in Starwood with respect to which such lender or GECC (or its successors and assigns), as the case may be, has received the right to exercise voting and consensual rights in connection with such foreclosure, Event of Default or Additional Acceleration Event; or

    (m) by Starwood or TriNet if, upon a vote at a duly held Starwood Shareholders Meeting or any adjournment thereof, the Starwood Merger Shareholder Approval or the Starwood Advisor Transaction Shareholder Approval shall not have been obtained, as contemplated by Section 5.1; PROVIDED, HOWEVER, that TriNet shall have no right to terminate this Agreement pursuant to this Section 8.1(m) if (i) the irrevocable proxies which TriNet holds pursuant to the Shareholder Agreement (the "IRREVOCABLE PROXIES") are valid instruments as of the time of the Starwood Shareholders Meeting or any adjournment thereof and (ii) TriNet shall have failed to exercise its rights under the Irrevocable Proxies to cause the shares of beneficial interest of Starwood held by the shareholders of Starwood who are parties to the Shareholder Agreement to be voted in favor of the Merger and the Advisor Transaction at the Starwood Shareholders Meeting or any adjournment thereof (such failure of TriNet being referred to herein as a "TRINET PROXY DEFAULT").

    Section 8.2.  EXPENSES.

    (a) Except as otherwise specified in this Section 8.2 or agreed in writing by the parties, all out-of-pocket costs and expenses incurred in connection with this Agreement, the Merger, and the other transactions contemplated hereby shall be paid by the party incurring such cost or expense.

    (b)  TriNet agrees that if this Agreement shall be terminated pursuant to
Section 8.1(b), (h), (i) or (j) then TriNet will pay to Starwood, or as directed by Starwood, an amount equal to the Starwood Break-Up Expenses (as defined below). In addition, TriNet agrees that if (w) this Agreement shall be terminated pursuant to Section 8.1(b) by reason of a breach by TriNet of any representation or warranty set forth in this Agreement (and not by reason of any such representation or warranty of TriNet having become untrue after the date of this Agreement) and within 12 months following such termination TriNet shall consummate a transaction constituting a change of control of TriNet or enter into a definitive

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
agreement providing for such a transaction, (x) this Agreement shall be terminated pursuant to Section 8.1(c) and within 12 months following such termination, TriNet shall consummate a transaction constituting a Superior TriNet Competing Transaction or enter into a definitive agreement providing for a transaction which will constitute a Superior TriNet Competing Transaction, (y) this Agreement shall be terminated pursuant to Section 8.1(h) and within nine months following such termination, TriNet shall consummate a transaction constituting a change of control of TriNet or enter into a definitive agreement providing for a transaction which will constitute a change of control of TriNet, or (z) this Agreement is terminated pursuant to Section 8.1(i) or Section 8.1(j), or pursuant to Section 8.1(b), by reason of a breach by TriNet of a covenant set forth in this Agreement, then TriNet will pay as directed by Starwood a fee in an amount equal to the Starwood Break-Up Fee (as defined below). Payment of any of such amounts shall be made, as directed by Starwood, by wire transfer of immediately available funds promptly, but in no event later than two business days after the amount is due as provided herein. The "STARWOOD BREAK-UP FEE" shall be an amount equal to the lesser of (i) $50,000,000 (the "BASE AMOUNT") and (ii) the sum of (A) the maximum amount that can be paid to Starwood for the taxable year in which this Agreement is terminated without causing Starwood to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2) and (3) of the Code ("QUALIFYING INCOME"), as determined by outside counsel or independent accountants to Starwood, and (B) in the event Starwood receives a letter from outside counsel (the "STARWOOD BREAK-UP FEE TAX OPINION") indicating that Starwood has received a ruling from the IRS holding that the receipt by Starwood of the Base Amount would either constitute Qualifying Income as to Starwood with respect to Starwood's proportionate share thereof or would be excluded from Starwood's gross income for purposes of Sections 856(c)(2) and (3) of the Code (the "REIT REQUIREMENTS"), the Base Amount less the amount payable under clause (A) above. In the event that Starwood is not able to receive the full Base Amount, TriNet shall place the unpaid amount (I.E., the difference between the Base Amount and the Starwood Break-Up Fee) in escrow and shall not release any portion thereof to Starwood unless and until TriNet receives any one or a combination of the following: (i) a letter(s) from Starwood's outside counsel or independent accountants indicating the maximum amount that can be paid at that time to Starwood without causing Starwood to fail to meet the REIT Requirements for any relevant taxable year together with an IRS ruling or opinion of tax counsel to the effect that such payment would not be treated as included in income for any prior taxable year, in which event such maximum amount shall be paid to Starwood, or (ii) a Starwood Break-Up Fee Tax Opinion, in which event TriNet shall pay to Starwood the unpaid Base Amount. TriNet's obligation to pay any unpaid portion of the Starwood Break-Up Fee (provided TriNet has otherwise complied with its obligations under this provision) shall terminate (and any amount still held in such escrow shall be released to TriNet) on the date that is five years from the date the Starwood Break-Up Fee first becomes due under this Agreement. The "STARWOOD BREAK-UP EXPENSES" shall be an amount equal to the lesser of (i) the total amount of costs and expenses incurred by Starwood in connection with the preparation, negotiation, execution and delivery of this Agreement (including, without limitation, fees and disbursements of counsel, investment bankers and accountants and out-of-pocket expenses), up to a maximum amount of $3,500,000 and which are supported by invoices or other reasonable documentation (the "STARWOOD EXPENSE FEE BASE AMOUNT") and (ii) the sum of (A) the maximum amount that can be paid to Starwood for the taxable year in which this Agreement is terminated without causing Starwood to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute Qualifying Income, as determined by outside counsel or independent accountants to Starwood and (B) in the event Starwood receives a Starwood Break-Up Fee Tax Opinion indicating that Starwood has received a ruling from the IRS holding that Starwood's receipt of the Starwood Expense Fee Base Amount would either constitute Qualifying Income as to Starwood with respect to Starwood's proportionate share thereof or would be excluded from Starwood's gross income for purposes of the REIT Requirements, the Starwood Expense Fee Base Amount less the amount payable under clause (A) above. Notwithstanding anything in the foregoing to the contrary, if this Agreement is terminated but Starwood acquires, directly or indirectly, substantially all of the assets or stock of the Advisor or any of its direct or indirect Subsidiaries within 12 months after such termination, then TriNet shall have no obligation to pay to Starwood any Starwood Break-Up Expenses which are directly and solely attributable to the Advisor Transaction and if any such Starwood Break-Up Expenses have already been paid by TriNet, Starwood shall reimburse TriNet for those expenses promptly after the consummation of the acquisition of the Advisor. In the event that Starwood is not able to receive the full amount of the Starwood Break-Up Expenses, TriNet shall place the unpaid amount (I.E., the difference between the Starwood Expense Fee Base Amount and the Starwood Break-Up Expenses) in escrow and shall not release any portion thereof to Starwood unless and until TriNet receives any one or combination of the following: (i) a letter(s) from Starwood's outside counsel or independent accountants indicating the maximum amount that can be paid at that time to Starwood without causing Starwood to fail to meet the REIT Requirements for any relevant taxable year, together with an IRS ruling or opinion of tax counsel to the effect that such payment would not be treated as included in income for any prior taxable year, in which event such maximum amount shall be paid to Starwood, or (ii) a Starwood Break-Up Fee Tax Opinion indicating that Starwood's receipt of the Starwood Expense Fee Base Amount would satisfy the REIT Requirements, in which event TriNet shall pay to Starwood the unpaid Starwood Expense Fee Base Amount. TriNet's obligation to pay any unpaid portion of the Starwood Break-Up Expenses (provided TriNet has otherwise complied with its obligations under this provision) shall terminate (and any amount still held in such escrow shall be released to TriNet) on the date that is five years from the date the Starwood Break-Up Expenses first become due under this Agreement.

    (c)  Starwood agrees that if this Agreement shall be terminated pursuant to
Section 8.1(d), 8.1(k) or 8.1(l) or, in the absence of a TriNet Proxy Default, pursuant to Section 8.1(m), then Starwood will pay, as directed by TriNet, an amount equal to the TriNet Break-Up Expenses (as defined below). In addition, Starwood agrees that if (w) this Agreement shall be terminated pursuant to
Section 8.1(d) by reason of a breach by Starwood of a representation or warranty set forth in this Agreement (and not by reason of any such representation or warranty of Starwood having become untrue after the date of this Agreement) and within 12 months following such termination Starwood shall consummate a transaction constituting a change of control of Starwood or enter into a definitive agreement providing for a transaction which will constitute a change of control of Starwood, (x) this Agreement shall be terminated pursuant to
Section 8.1(e) and within 12 months following such termination, Starwood shall consummate a transaction constituting a Superior Starwood Competing Transaction or enter into a definitive agreement providing for a transaction which will constitute a Superior Starwood Competing Transaction; (y) this Agreement shall be terminated pursuant to Section 8.1(k), Section 8.1(l) or pursuant to Section 8.1(d), by reason of a breach by Starwood of a covenant set forth in this Agreement; or (z) this Agreement shall be terminated pursuant to Section 8.1(m) in the absence of a TriNet Proxy Default, then Starwood will pay as directed by TriNet a fee in an amount equal to the TriNet Break-Up Fee (as defined below). Payment of any of such amounts shall be made, as directed by TriNet, by wire transfer of immediately available funds promptly, but in no event later than two business days after the amount is due as provided herein. The "TRINET BREAK-UP FEE" shall be an amount equal to the lesser of (i) $50,000,000 or, in the event of a termination of this Agreement pursuant to Section 8.1(l) or, in the absence of a TriNet Proxy Default, pursuant to Section 8.1(m), $60,000,000 (the "BASE AMOUNT") and (ii) the sum of (A) the maximum amount that can be paid to TriNet for the taxable year in which this Agreement is terminated without causing it to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute Qualifying Income, as determined by outside counsel or independent accountants to TriNet and (B) in the event TriNet receives a letter from outside counsel (the "TRINET BREAK-UP FEE TAX OPINION") indicating that TriNet has received a ruling from the IRS holding that TriNet's receipt of the Base Amount would either constitute Qualifying Income or would be excluded from gross income for purposes of Sections 856(c)(2) and (3) of the Code, the Base Amount less the amount payable under clause (A) above. In the event that TriNet is not able to receive the full Base Amount, Starwood shall place the unpaid amount (i.e., the difference between the Base Amount and the TriNet Break-Up Fee) in escrow and shall not release any portion thereof to TriNet unless and until Starwood receives any one or a combination of the following: (i) a letter(s) from TriNet's outside counsel or independent accountants

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
indicating the maximum amount that can be paid at that time to TriNet without causing TriNet to fail to meet the REIT Requirements for any relevant taxable year together with an IRS ruling or opinion of tax counsel to the effect that such payment would not be treated as included in income for any prior taxable year, in which event such maximum amount shall be paid to TriNet, or (ii) a TriNet Break-Up Fee Tax Opinion, in which event Starwood shall pay to TriNet the unpaid Base Amount. Starwood's obligation to pay the TriNet Break-Up Fee (provided Starwood has otherwise complied with its obligations under this provision) shall terminate (and any amount still held in such escrow shall be released to Starwood) on the date that is five years from the date the TriNet Break-Up Fee first becomes due under this Agreement. The "TRINET BREAK-UP EXPENSES" shall be an amount equal to the lesser of (i) the total amount of costs and expenses incurred by TriNet in connection with the preparation, negotiation, execution and delivery of this Agreement (including, without limitation, fees and disbursements of counsel, investment bankers and accountants and out-of-pocket expenses), up to a maximum amount of $3,500,000 and which are supported by invoices or other reasonable documentation (the "TRINET EXPENSE FEE BASE AMOUNT") and (ii) the sum of (A) the maximum amount that can be paid to TriNet for the taxable year in which this Agreement is terminated without causing it to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute Qualifying Income, as determined by outside counsel or independent accountants to TriNet and (B) in the event TriNet receives a TriNet Break-Up Fee Tax Opinion indicating that TriNet has received a ruling from the IRS holding that TriNet's receipt of the TriNet Expense Fee Base Amount would either constitute Qualifying Income or would be excluded from gross income for purposes of the REIT Requirements the TriNet Expense Fee Base Amount less the amount payable under clause (A) above. In the event that TriNet is not able to receive the full TriNet Expense Fee Base Amount, Starwood shall place the unpaid amount (I.E., the difference between the TriNet Expense Fee Base Amount and the TriNet Break-Up Expenses) in escrow and shall not release any portion thereof to TriNet unless and until Starwood receives any one or a combination of the following: (i) a letter(s) from TriNet's outside counsel or independent accountants indicating the maximum amount that can be paid at that time to TriNet without causing TriNet to fail to meet the REIT Requirements for any relevant taxable year together with an IRS ruling or opinion of tax counsel to the effect that such payment would not be treated as included in income for any prior taxable year, in which event such maximum amount shall be paid to TriNet, or (ii) a TriNet Break-Up Fee Tax Opinion indicating that TriNet's receipt of the TriNet Expense Fee Base Amount would satisfy the REIT Requirements, in which event Starwood shall pay to TriNet the unpaid TriNet Expense Fee Base Amount. Starwood's obligation to pay any unpaid portion of the TriNet Break-Up Expenses (provided Starwood has otherwise complied with its obligations under this provision) shall terminate (and any amount still held in such escrow shall be released to Starwood) on the date that is five years from the date the TriNet Break-Up Expenses first become due under this Agreement.

    (d) In the event that either Starwood or TriNet is required to file suit to seek all or a portion of the amounts payable under this Section 8.2, and such party prevails in such litigation, such party shall be entitled to all expenses, including attorney's fees and expenses which it has incurred in enforcing its rights hereunder; provided, that such expenses shall be considered part of out-of-pocket expenses incurred in connection with this Agreement and the other transactions within the definition of Starwood Break-Up Expenses or TriNet Break-Up Expenses, as the case may be.

    Section 8.3. EFFECT OF TERMINATION. In the event of termination of this Agreement by either TriNet or Starwood as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Starwood or TriNet, other than the last sentence of
Section 5.2, Section 8.2, this Section 8.3 and Article IX and except to the extent that such termination results from a willful breach by a party of any of its representations or warranties or a breach by a party of any of its covenants or agreements set forth in this Agreement and except that the remedies of Starwood and TriNet set forth in Sections 8.2(b) and 8.2(c) shall be in addition to any other remedies available to TriNet under law or principles of equity upon the occurrence of the events contemplated in Sections 8.1(d) or 8.1(k).

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
    Section 8.4. AMENDMENT. This Agreement may be amended by the parties in writing by action of their respective Boards of Directors or Trustees, as the case may be, at any time before or after any TriNet or Starwood Shareholder Approvals are obtained and prior to the filing of the Articles of Merger for the Merger with the SDAT; PROVIDED, HOWEVER, that, after any of the TriNet or Starwood Shareholder Approvals are obtained, no such amendment, modification or supplement shall alter the amount or change the form of the consideration to be delivered to TriNet's or Starwood's shareholders or alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect TriNet's shareholders.

    Section 8.5. EXTENSION; WAIVER. At any time prior to the Effective Time, each of TriNet and Starwood may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso of Section 8.4, waive compliance with any of the agreements or conditions of the other party contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                                   ARTICLE IX

                               GENERAL PROVISIONS

    Section 9.1. SURVIVAL. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time and all such provisions (including, but not limited to, Section 5.8, Section 5.11 and Section 5.12) shall survive the consummation of the Merger.

    Section 9.2. NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) to the parties or sent by telecopy (providing confirmation of transmission) at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):

    (a)  if to Starwood or Starwood Sub, to

        c/o Starwood Financial Trust
        1114 Avenue of the Americas, 27(th) Floor
        New York, New York 10036
        Attn: Spencer B. Haber and Nina Matis, Esq.
        Fax: (212) 930-9400

        with a copy to:

        Rogers & Wells LLP
        200 Park Avenue
        New York, NY 10166
        Attn: John A. Healy, Esq.
        Fax: (212) 878-8375

    (b)  if to TriNet, to

        TriNet Corporate Realty Trust, Inc.
        One Embarcadero Center

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
        Suite 3150
        San Francisco, California 94111
        Attn: A. William Stein and Geoff Dugan, Esq.
        Fax: (415) 391-3092

        with a copy to:

        Paul Weiss, Rifkind, Wharton & Garrison
        1285 Avenue of the Americas
        New York, NY 10019
        Attn: James M. Dubin, Esq.
        Fax: (212) 757-3990

    Section 9.3. INTERPRETATION. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

    Section 9.4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

    Section 9.5. ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement, the Advisor Transaction Agreement, the Incorporation Merger Agreement, the Confidentiality Agreement and the other agreements entered into in connection with the transactions (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement and (b) except for the provisions of Article II and Sections 5.11 and 5.12, are not intended to confer upon any person other than the parties hereto any rights or remedies.

    Section 9.6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE MERGER OR OTHER TRANSACTIONS CONTEMPLATED HEREBY ARE REQUIRED TO BE GOVERNED BY THE MGCL.

    Section 9.7. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

    Section 9.8. ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of New York or in any New York State court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of any federal court located in the State of New York or any New York State court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

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
    Section 9.9. EXHIBITS; DISCLOSURE LETTERS. All Exhibits referred to herein and in the TriNet Disclosure Letter and the Starwood Disclosure Letter are intended to be and hereby are specifically made a part of this Agreement. All references herein to Articles, Sections, Exhibits and Disclosure Letters shall be deemed references to such parts of this Agreement, unless the context otherwise requires. Each exception to a representation or warranty of Starwood or TriNet that is set forth in the applicable Starwood or TriNet Disclosure Letter is identified by reference to, or has been grouped under a heading referring to, a specific individual Section of this Agreement.

                                   ARTICLE X

                              CERTAIN DEFINITIONS

    Section 10.1.  CERTAIN DEFINITIONS.  For purposes of this Agreement:

    "ANCILLARY AGREEMENTS" means the Incorporation Merger Agreement, the Advisor Transaction Agreement, the Shareholder Agreement, the Lock-Up Agreements and the Option Standstill Agreement.

    An "AFFILIATE" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person including as to Starwood, without limitation, Starwood Hotels & Resorts, Starwood Hotels & Resorts Worldwide, Inc. and Starwood Capital Group, LLC.

    A "CHANGE OF CONTROL" with respect to Starwood or TriNet means that the common shareholders of Starwood or TriNet, as applicable, immediately prior to the consummation of a merger, consolidation, acquisition of assets or securities, or a disposition of assets or securities (other than a public offering of common stock) own less than 50% of the equity of the surviving or successor entity resulting from such transaction.

    "EMPLOYEE PLAN" means any employment, bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, equity (or equity-based) leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, medical, accident, disability, workmen's compensation or other insurance, severance, separation, termination, change of control or other benefit plan, agreement (including any collective bargaining agreement), practice, policy or arrangement of any kind, whether written or oral, and whether or not subject to ERISA, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA.

    "KNOWLEDGE" where used herein with respect to TriNet shall mean the actual knowledge of the persons named in Section 10 of the TriNet Disclosure Letter and where used with respect to Starwood shall mean the actual knowledge of the persons named in Section 10 of the Starwood Disclosure Letter.

    "LAW" means any statute, law, regulation or ordinance of any Governmental Entity applicable to Starwood or TriNet or any of their respective Subsidiaries.

    "PERSON" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

    "STARWOOD SUBSIDIARY" means each Subsidiary of Starwood.

    "SUBSIDIARY" of any person means any corporation, partnership, limited liability company, joint venture or other legal entity of which such person (either directly or through or together with another Subsidiary of such person) owns 50% or more of the voting stock, value of or other equity interests (voting or non-voting) of such corporation, partnership, limited liability company, joint venture or other legal entity.

    "TRINET MANAGED SUBSIDIARY" means each Subsidiary of TriNet in which TriNet or another TriNet Managed Subsidiary acts as a general partner or managing member or in a similar capacity.

    "TRINET NON-MANAGED SUBSIDIARY" means each Subsidiary of TriNet that is not a TriNet Managed Subsidiary.

    "TRINET SUBSIDIARY" means each Subsidiary of TriNet.

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
    IN WITNESS WHEREOF, Starwood, Starwood Sub and TriNet have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                STARWOOD FINANCIAL TRUST

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                ST MERGER SUB, INC.

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                TRINET CORPORATE REALTY TRUST

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:

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